UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBERS 811-3967

FIRST INVESTORS INCOME FUNDS
(Exact name of registrant as specified in charter)

110 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
1-732-855-2712
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: SEPTEMBER 30, 2009

DATE OF REPORTING PERIOD: SEPTEMBER 30, 2009

Item 1. Reports to Stockholders

The Annual Report to Stockholders follows

First Investors

2009 ANNUAL REPORT

INCOME FUNDS

- Cash Management
- Government
- Investment Grade
- Fund For Income

EQUITY FUNDS

- Total Return
- Value
- Blue Chip
- Growth & Income
- Global
- Select Growth
- Opportunity
- Special Situations
- International

September 30, 2009

FOREWORD

This report is for the information of the shareholders of the Funds. It is the Funds’ practice to mail only one copy of their annual and semi-annual reports to all family members who reside in the same household. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 1-800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 110 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about its Trustees.

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Cash Management Fund for the fiscal year ended September 30, 2009. During the period, the Fund’s return on a net asset value basis was 0.5% for Class A shares and 0.1% for Class B shares, including dividends of 0.5 cents per share on Class A shares and 0.1 cents per share on Class B shares. The Fund maintained a $1.00 net asset value for each class of shares throughout the year.

The review period began immediately following the bankruptcy of Lehman Brothers as financial markets and the economy encountered their worst crisis since the Great Depression. By the end of the review period, the financial markets had experienced a significant recovery. Nevertheless, the Federal Reserve (the “Fed”) kept short-term interest rates at record lows, near zero. This was the major factor in determining the Fund’s return.

The Fund continued to invest conservatively through the period, and attempted to mitigate credit risk by generally limiting corporate security investments to shorter maturities and smaller position sizes while maintaining a significant portion of its assets in U.S. government and agency securities. The Fund did not invest in asset-backed commercial paper or second-tier securities during the review period and it avoided negative credit events as well.

Furthermore, the Treasury Department terminated its Temporary Guarantee Program for Money Market Funds (“Program”) on September 18, 2009. Therefore, the Fund no longer participates in the Program.

By the end of the review period, First Investors Management Company (“FIMCO”) was not only waiving its management fees, but also voluntarily assuming certain other expenses otherwise payable by the Fund in order to avoid a negative yield to its shareholders. FIMCO expects this situation to continue, and as a result, the yield to shareholders should be at or near zero for the foreseeable future. To reduce expenses, the Fund will be limiting its wire transfer and draft check redemption privileges, effective January 1, 2010.

1

Portfolio Manager’s Letter (continued)
CASH MANAGEMENT FUND

Although money market funds in general, and the Fund in particular, are relatively conservative vehicles, there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Michael J. O’Keefe
Portfolio Manager

October 30, 2009

2

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, including a sales charge (load) on purchase payments (on Class A shares only), a contingent deferred sales charge on redemptions (on Class B shares only); and (2) ongoing costs, including advisory fees; distribution and service fees (12b-1); and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, April 1, 2009, and held for the entire six-month period ended September 30, 2009. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid on your account during this period, simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expenses Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for Class A and Class B shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transaction costs, such as front-end or contingent deferred sales charges (loads). Therefore, the hypothetical expenses example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

3

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/09)	(9/30/09)	(4/1/09–9/30/09)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,000.80	$3.16
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.91	$3.19
Expense Example – Class B Shares
Actual	$1,000.00	$1,000.00	$4.06
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.01	$4.10

*	Expenses are equal to the annualized expense ratio of .63% for Class A shares and .81% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total value of investments.

4

Portfolio of Investments
CASH MANAGEMENT FUND
September 30, 2009

Principal		Interest
Amount	Security	Rate	*	Value
	CORPORATE NOTES—47.1%
$ 1,200M	3M Co., 11/6/09	1.07%		$ 1,204,731
4,880M	Bellsouth Capital Funding Corp., 2/15/10	1.20		4,997,704
4,400M	BP Capital Markets PLC, 3/15/10	1.55		4,465,859
4,000M	Brown-Forman Corp., 10/6/09 (a)	0.16		3,999,911
8,000M	Campbell Soup Co., 11/23/09 (a)	0.23		7,997,290
	Coca-Cola Co.:
3,500M	10/20/09 (a)	0.22		3,499,594
5,000M	12/2/09 (a)	0.26		4,997,760
	DuPont (E.I.) de Nemours & Co.:
1,475M	10/15/09	0.80		1,478,398
2,605M	10/15/09	1.55		2,610,249
2,350M	Electric Data Systems Corp., 10/15/09	1.41		2,355,096
3,725M	General Electric Capital Corp., 1/19/10	1.30		3,791,905
7,000M	Madison Gas & Electric Co., 10/30/09	0.17		6,999,041
7,000M	Medtronic, Inc., 10/28/09 (a)	0.16		6,999,160
7,100M	Paccar Financial Corp., 11/16/09	0.25		7,097,732
3,000M	Procter & Gamble International Finance, 10/21/09 (a)	0.26		2,999,566
6,500M	Shell International Finance BV, 10/6/09 (a)	0.15		6,499,865
3,700M	United Technologies Corp., 5/1/10	0.63		3,780,470
7,000M	Washington Gas Light Co., 10/5/09	0.17		6,999,868

Total Value of Corporate Notes (cost $82,774,199)				82,774,199
	FLOATING RATE NOTES—27.8%
5,400M	BP Capital Markets PLC, 3/17/10	0.50		5,407,861
5,000M	Federal Farm Credit Bank, 4/9/10	0.58		5,000,206
5,000M	Federal Home Loan Bank, 10/13/09	0.44		5,000,271
	Freddie Mac:
2,250M	10/8/09	0.18		2,249,924
4,000M	1/8/10	0.56		4,000,539
8,000M	GlaxoSmithKline Capital, Inc., 5/13/10	1.08		8,036,054
4,025M	Monongallia Health Systems, 7/1/40 (LOC: JP Morgan)	0.90		4,025,000
700M	Port Blakely Community WA Rev., Series “C”
	2/15/21 (LOC: Bank of America)	0.55		700,000
2,880M	Procter & Gamble Co., 3/9/10	0.49		2,882,987
5,500M	Roche Holdings, Inc., 2/25/10 (b)	1.39		5,525,210
3,000M	Toyota Motor Credit Corp., 1/29/10	1.75		3,000,000
3,060M	University of Oklahoma Hospital Rev., Series “B”
	8/15/21 (LOC: Bank of America)	0.35		3,060,000

Total Value of Floating Rate Notes (cost $48,888,052)				48,888,052

5

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
September 30, 2009

Principal			Interest
Amount	Security		Rate	*	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—18.2%
	Fannie Mae:
$ 2,500M	10/28/09		0.14%		$ 2,499,737
4,000M	11/16/09		0.12		3,999,387
3,000M	11/27/09		0.29		2,998,621
6,750M	12/2/09		0.13		6,748,489
3,000M	12/2/09		0.14		2,999,277
	Federal Home Loan Bank:
4,500M	12/4/09		0.13		4,498,960
1,500M	1/6/10		0.93		1,510,070
2,000M	1/26/10		1.00		1,999,172
4,700M	7/29/10		0.63		4,700,000

Total Value of U.S. Government Agency Obligations (cost $31,953,713)					31,953,713

	BANKERS’ ACCEPTANCES—1.1%
2,000M	Bank of America NA, 12/15/09 (cost $1,996,953)		0.73		1,996,953

	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—4.9%
8,500M	U.S. Treasury Bills, 10/31/09 (cost $8,523,688)		0.19		8,523,688

Total Value of Investments (cost $174,136,605)**		99.1%			174,136,605
Other Assets, Less Liabilities		.9			1,629,974

Net Assets		100.0%			$ 175,766,579

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on floating rate notes are adjusted periodically; the rates shown are the rates in effect at September 30, 2009.

**	Aggregate cost for federal income tax purposes is the same.

(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 4).

(b)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).

Summary of Abbreviations:
LOC Letters of Credit

6

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2009:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Corporate Notes	$—	$82,774,199	$—	$82,774,199
Floating Rate Notes:
Corporate Notes	—	32,637,112	—	32,637,112
U.S. Government Agency
Obligations	—	16,250,940	—	16,250,940
U.S. Government Agency
Obligations	—	31,953,713	—	31,953,713
Bankers’ Acceptances	—	1,996,953	—	1,996,953
Short-Term U.S. Government
Obligations	—	8,523,688	—	8,523,688
Total Investments in Securities	$—	$174,136,605	$—	$174,136,605

See notes to financial statements	7

Portfolio Manager’s Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Government Fund for the fiscal year ended September 30, 2009. During the period, the Fund’s return on a net asset value basis was 8.6% for Class A shares and 7.8% for Class B shares, including dividends of 46.7 cents per share on Class A shares and 39.2 cents per share on Class B shares.

The Fund invests primarily in Ginnie Maes, which are mortgage-backed bonds issued by the Government National Mortgage Association (GNMA). These bonds are backed by the full faith and credit of the U.S. government and have the highest possible credit rating (AAA). The Fund does not invest in subprime mortgage-backed debt.

The review period began immediately following the bankruptcy of Lehman Brothers as financial markets and the economy encountered their worst crisis since the Great Depression. Over the next several months, extraordinary actions by the U.S. government and the Federal Reserve (the “Fed”) helped stabilize both the markets and the economy. By the end of the review period, the financial markets had experienced a significant recovery. The mortgage-backed bond market benefited greatly from government support during the review period. In an effort to keep mortgage rates low and aid the housing market, the Fed announced in November that it would purchase up to $500 billion of mortgage-backed securities. In March, this commitment was increased to $1.25 trillion.

The Fund’s underweight in lower coupon mortgage-backed bonds, particularly during the fourth quarter of last year, detracted from performance. Although the Fund generally holds very low cash balances, even a small amount of cash (slightly more than 1% on average) affected performance as money market rates fell to extraordinarily low levels during the review period.

The Fund’s total return was boosted in general by the Fed’s support of the mortgage-backed market. The Fund’s performance also benefited from its focus on selecting securities with favorable prepayment characteristics. Prepayments on mortgage-backed bonds occur when a homeowner refinances an existing mortgage or — as was increasingly the case during the period — when a homeowner defaults on a mortgage. Because prepayments result in a mortgage being called or bought out of the pool of mortgages which comprise a mortgage-backed security they generally reduce the value of that security. Therefore, low prepayments on the Fund’s holdings helped performance. An additional factor that contributed to performance was the Fund’s 17% position in Fannie Mae mortgage-backed bonds at the beginning of the review period. Fannie Maes outperformed Ginnie Mae bonds during the fourth quarter of last year, after which time the Fund reduced its holdings to 8.5% of assets.

8

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Clark D. Wagner
Portfolio Manager and
Director of Fixed Income, First Investors Management Company, Inc.

October 30, 2009

9

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/09)	(9/30/09)	(4/1/09–9/30/09)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,026.02	$5.59
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.55	$5.57
Expense Example – Class B Shares
Actual	$1,000.00	$1,021.64	$9.12
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.05	$9.10

*	Expenses are equal to the annualized expense ratio of 1.10% for Class A shares and 1.80% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total value of investments.

10

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Government Fund (Class A shares) and the Bank of America Merrill Lynch GNMA Master Index.

The graph compares a $10,000 investment in the First Investors Government Fund (Class A shares) beginning 9/30/99 with a theoretical investment in the Bank of America Merrill Lynch GNMA Master Index (the “Index”). The Index is a market capitalization-weighted index of securities backed by mortgage pools of the Government National Mortgage Association (GNMA). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/09) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 2.16%, 3.26% and 4.34%, respectively, and the S.E.C. 30-Day Yield for September 2009 would have been 3.46%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 3.59%, 3.38% and 4.32%, respectively, and the S.E.C. 30-Day Yield for September 2009 would have been 2.98%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Bank of America Merrill Lynch GNMA Master Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

11

Portfolio of Investments
GOVERNMENT FUND
September 30, 2009

Principal
Amount	Security	Value
	MORTGAGE-BACKED CERTIFICATES—96.5%
	Fannie Mae—8.3%
$ 9,879M	5.5%, 7/1/2033 – 12/1/2035	$ 10,403,432
13,733M	6%, 1/1/2036 – 7/1/2039	14,524,424

		24,927,856
	Government National Mortgage Association I
	Program—88.2%
80,279M	5%, 6/15/2033 – 10/15/2039	83,354,818
80,740M	5.5%, 3/15/2033 – 6/15/2039	85,171,017
65,124M	6%, 3/15/2031 – 7/15/2039	69,231,298
20,132M	6.5%, 10/15/2028 – 12/15/2038	21,718,937
3,504M	7%, 4/15/2032 – 4/15/2034	3,877,078
1,206M	7.5%, 7/15/2023 – 6/15/2034	1,347,815

		264,700,963

Total Value of Mortgage-Backed Certificates (cost $280,186,388)		289,628,819
	SHORT-TERM INVESTMENTS—5.7%
	Money Market Fund
17,018M	First Investors Cash Reserve Fund, .39% (cost $17,018,000)*	17,018,000

Total Value of Investments (cost $297,204,388)	102.2%	306,646,819
Excess of Liabilities Over Other Assets	(2.2)	(6,671,491)
Net Assets	100.0%	$299,975,328

*	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
September 30, 2009 (see Note 2).

12

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2009:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Mortgage-Backed Certificates	$—	$289,628,819	$—	$289,628,819
Money Market Fund	17,018,000	—	—	17,018,000
Total Investments in Securities	$17,018,000	$$289,628,819	$—	$306,646,819

See notes to financial statements	13

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Investment Grade Fund for the fiscal year ended September 30, 2009. During the period, the Fund’s return on a net asset value basis was 17.1% for Class A shares and 16.4% for Class B shares, including dividends of 47.2 cents per share on Class A shares and 40.2 cents per share on Class B shares.

The Fund invests in investment grade fixed income securities. While the majority of the Fund’s holdings were investment grade corporate bonds, the Fund also had as much as 25% of its assets invested in a combination of U.S. agency debt, mortgage-backed securities, U.S. Treasury notes, high yield corporate bonds, municipal bonds, and preferred stocks.

The review period began immediately following the bankruptcy of Lehman Brothers as financial markets and the economy encountered their worst crisis since the Great Depression. Over the next several months, extraordinary actions by the U.S. government and the Federal Reserve helped stabilize both the markets and the economy. By the end of the review period, the financial markets had experienced a significant recovery. For the corporate bond market, this environment resulted in significant volatility as the market priced itself for a worst-case outcome (and valuations moved to historically cheap levels), and then staged a terrific rebound. By the end of the review period, the corporate bond market had registered very strong 12-month returns.

While the Fund had strong double-digit returns over the period, it underperformed the Bank of America Merrill Lynch Corporate Index. The Fund had approximately 3% of its assets in the preferred stocks of several financial companies during the fourth quarter of last year, unlike the Index which had none. These holdings had substantial negative returns, which hurt the Fund’s performance before they were sold. An additional factor that affected relative performance was the Fund’s underweight in corporate bonds with maturities longer than ten years. Longer maturity bonds had the highest returns during the review period as a result of the rally in the corporate bond market during the last half of the review period.

The Fund began the review period with only approximately 75% of its assets in corporate bonds. As the market stabilized, the Fund gradually increased its corporate bond holdings to over 90% of assets. While the Fund’s relatively low weighting in corporate bonds helped performance in the first half of the review period, ultimately the fact that the Fund was not fully invested in corporate bonds detracted from its performance when the market rallied during the second half of the review period.

14

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Clark D. Wagner
Portfolio Manager and
Director of Fixed Income, First Investors Management Company, Inc.

Rajeev Sharma
Portfolio Manager*

October 30, 2009

* Mr. Sharma became the Fund’s Co-Portfolio Manager on July 27, 2009.

15

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/09)	(9/30/09)	(4/1/09–9/30/09)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,183.36	$6.02
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.55	$5.57
Expense Example – Class B Shares
Actual	$1,000.00	$1,180.15	$9.84
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.05	$9.10

*	Expenses are equal to the annualized expense ratio of 1.10% for Class A shares and 1.80% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total value of investments.

16

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Bank of America Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 9/30/99 with a theoretical investment in the Bank of America Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $150 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/09) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 10.19%, 1.77% and 4.25%, respectively, and the S.E.C. 30-Day Yield for September 2009 would have been 3.67%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 12.17%, 1.93% and 4.24%, respectively, and the S.E.C. 30-Day Yield for September 2009 would have been 3.19%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Bank of America Merrill Lynch U.S. Corporate Master Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

17

Portfolio of Investments
INVESTMENT GRADE FUND
September 30, 2009

Principal
Amount	Security	Value

	CORPORATE BONDS—90.6%
	Aerospace/Defense—.5%
$ 1,800M	BAE Systems Holdings, Inc., 4.95%, 2014 (a)	$ 1,868,407

	Agriculture—1.2%
1,900M	Cargill, Inc., 6%, 2017 (a)	2,060,732
1,900M	Potash Corp. of Saskatchewan, Inc., 4.875%, 2020	1,901,685

		3,962,417

	Automotive—.9%
3,000M	Daimler Chrysler NA, LLC, 6.5%, 2013	3,234,981

	Chemicals—1.4%
1,700M	Cabot Corp., 5.25%, 2013 (a)	1,717,377
2,400M	Chevron Phillips Chemicals Co., LLC, 8.25%, 2019 (a)	2,903,558
		4,620,935

	Consumer Durables—1.0%
1,650M	Black & Decker Corp., 5.75%, 2016	1,650,310
1,600M	Newell Rubbermaid, Inc., 6.75%, 2012	1,691,186

		3,341,496

	Energy—19.1%
3,900M	Canadian Oil Sands, Ltd., 7.75%, 2019 (a)	4,521,395
4,800M	DCP Midstream, LLC, 9.75%, 2019 (a)	5,743,430
2,400M	Enbridge Energy Partners LP, 7.5%, 2038	2,749,620
1,800M	Energy Transfer Partners LP, 8.5%, 2014	2,081,966
850M	Kinder Morgan Finance Co., 5.35%, 2011	858,500
5,000M	Maritime & Northeast Pipeline, LLC, 7.5%, 2014 (a)	5,264,045
2,800M	Nabors Industries, Inc., 6.15%, 2018	2,811,530
	Nexen, Inc.:
2,000M	5.05%, 2013	2,056,428
2,250M	7.875%, 2032	2,491,819
1,800M	6.4%, 2037	1,757,945
2,000M	Northern Border Partners, LP, 7.1%, 2011	2,112,542
	Pacific Energy Partners, LP:
2,150M	7.125%, 2014	2,226,605
3,200M	6.25%, 2015	3,259,642
900M	Plains All American Pipeline, LP, 8.75%, 2019	1,082,189
7,200M	Rockies Express Pipeline, LLC, 6.25%, 2013 (a)	7,788,118
5,800M	Spectra Energy Capital, LLC, 6.2%, 2018	6,182,174

18

Principal
Amount	Security	Value

	Energy (continued)
$ 4,400M	Suncor Energy, Inc., 6.85%, 2039	$ 4,801,892
2,575M	Trans-Canada Pipelines, Ltd., 7.625%, 2039	3,296,860
	Valero Energy Corp.:
1,700M	6.125%, 2017	1,757,831
1,000M	9.375%, 2019	1,167,165
900M	10.5%, 2039	1,152,608

		65,164,304

	Financial Services—9.7%
1,800M	American Express Co., 7%, 2018	1,983,335
1,800M	American General Finance Corp., 6.9%, 2017	1,260,655
5,040M	Amvescap PLC, 5.375%, 2013	5,071,949
7,460M	CoBank, ACB, 7.875%, 2018 (a)	7,274,276
1,800M	Compass Bank, 6.4%, 2017	1,693,348
1,170M	ERAC USA Finance Co., 8%, 2011 (a)	1,226,942
2,363M	Ford Motor Credit Co., 9.75%, 2010	2,415,262
3,000M	General Electric Capital Corp., 4.375%, 2015	2,974,941
625M	Greenpoint Bank, 9.25%, 2010	645,587
	Harley-Davidson Funding Corp.:
1,800M	5%, 2010 (a)	1,789,151
2,365M	6.8%, 2018 (a)	2,306,684
4,600M	Prudential Financial, Inc., 4.75%, 2015	4,573,582
		33,215,712

	Financials—12.2%
1,900M	Bank of America Corp., 5.65%, 2018	1,879,187
1,500M	Bear Stearns Cos., Inc., 7.25%, 2018	1,715,795
	Citigroup, Inc.:
2,700M	6.375%, 2014	2,794,400
2,400M	6.125%, 2017	2,386,610
	Goldman Sachs Group, Inc.:
500M	6.15%, 2018	526,827
1,600M	6.45%, 2036	1,594,856
2,750M	6.75%, 2037	2,847,138
2,420M	Hibernia Corp., 5.35%, 2014	2,323,052
3,000M	JPMorgan Chase & Co., 3.7%, 2015	2,977,083
6,700M	Merrill Lynch & Co., Inc., 5.45%, 2013	6,952,644
	Morgan Stanley:
3,400M	5.95%, 2017	3,467,286
2,600M	6.625%, 2018	2,753,772
2,900M	Royal Bank of Scotland Group PLC, 5%, 2014	2,625,686

19

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2009

Principal
Amount	Security	Value

	Financials (continued)
$ 1,600M	SunTrust Bank, Inc., 7.25%, 2018	$ 1,673,360
2,300M	UBS AG, 5.875%, 2016	2,299,195
3,000M	Wells Fargo & Co., 3.75%, 2014	2,988,354

		41,805,245

	Food/Beverage/Tobacco—4.4%
4,600M	Altria Group, Inc., 10.2%, 2039	6,403,835
1,980M	Bunge Limited Finance Corp., 5.875%, 2013	2,095,147
1,600M	ConAgra Foods, Inc., 5.875%, 2014	1,758,174
4,600M	Philip Morris International, Inc., 5.65%, 2018	4,904,695

		15,161,851

	Food/Drug—.6%
1,875M	CVS/Caremark Corp., 6.125%, 2039	1,913,880

	Forest Products/Container—.8%
2,200M	International Paper Co., 9.375%, 2019	2,580,206

	Health Care—4.2%
2,000M	Biogen IDEC, Inc., 6.875%, 2018	2,199,210
2,400M	Novartis, 5.125%, 2019	2,559,706
1,000M	Pfizer, Inc., 6.2%, 2019	1,129,187
1,000M	Roche Holdings, Inc., 6%, 2019 (a)	1,115,169
3,125M	St. Jude Medical, Inc., 4.875%, 2019	3,225,478
3,000M	Watson Pharmaceuticals, Inc., 5%, 2014	3,078,564
900M	Wyeth, 5.5%, 2016	983,406

		14,290,720

	Industrials—.6%
	Pitney Bowes, Inc.:
900M	5%, 2015	957,560
1,000M	5.25%, 2037	1,036,394

		1,993,954

20

Principal
Amount	Security	Value

	Information Technology—2.3%
$ 900M	Dell, Inc., 5.875%, 2019	$ 966,641
3,208M	Dun & Bradstreet Corp., 6%, 2013	3,327,434
900M	Intuit, Inc., 5.4%, 2012	945,100
900M	Oracle Corp., 5%, 2019	948,619
1,750M	Xerox Corp., 6.875%, 2011	1,867,339

		8,055,133

	Manufacturing—.8%
1,750M	Briggs & Stratton Corp., 8.875%, 2011	1,828,750
900M	Crane Co., 6.55%, 2036	885,904

		2,714,654

	Manufacturing-Diversified—.6%
900M	General Electric Co., 5.25%, 2017	925,152
1,230M	Tyco Electronics Group SA, 6.55%, 2017	1,289,587

		2,214,739

	Media-Broadcasting—4.7%
3,950M	British Sky Broadcasting Group PLC, 9.5%, 2018 (a)	5,062,130
	Cox Communications, Inc.:
2,000M	4.625%, 2013	2,079,424
3,100M	8.375%, 2039 (a)	3,835,999
	Time Warner, Inc.:
3,550M	6.875%, 2012	3,910,219
1,000M	9.125%, 2013	1,162,054

		16,049,826

	Media-Diversified—8.0%
	McGraw-Hill Cos., Inc.:
1,800M	5.9%, 2017	1,844,858
2,300M	6.55%, 2037	2,272,140
6,900M	News America, Inc., 5.3%, 2014	7,436,247
4,500M	Thomson Reuters Corp., 5.95%, 2013	4,944,375
	Time Warner Cable, Inc.:
4,430M	6.2%, 2013	4,830,073
2,700M	6.75%, 2018	2,987,839
2,800M	Walt Disney Co., 4.5%, 2013	2,991,047

		27,306,579

21

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2009

Principal
Amount	Security	Value

	Metals/Mining—2.0%
$ 2,900M	ArcelorMittal, 6.125%, 2018	$ 2,861,685
3,800M	Newmont Mining Corp., 5.125%, 2019	3,805,681

		6,667,366

	Real Estate Investment Trusts—.5%
1,800M	ProLogis, 7.625%, 2014	1,841,382

	Telecommunications—4.1%
3,000M	AT&T, Inc., 5.8%, 2019	3,215,937
6,100M	Deutsche Telekom Intl. Finance BV, 5.875%, 2013	6,644,687
1,359M	GTE Corp., 6.84%, 2018	1,483,157
2,400M	Verizon Wireless Capital, LLC, 5.55%, 2014 (a)	2,596,135

		13,939,916

	Transportation—1.1%
3,300M	GATX Corp., 8.75%, 2014	3,716,902

	Utilities—8.3%
1,800M	Consumers Energy Co., 6.875%, 2018	2,024,734
8,250M	E. ON International Finance BV, 5.8%, 2018 (a)	8,893,426
2,100M	Electricite de France SA, 6.95%, 2039 (a)	2,610,955
2,650M	Entergy Gulf States, Inc., 5.25%, 2015	2,648,492
2,800M	Exelon Generation Co., LLC, 6.2%, 2017	3,060,672
833M	Great River Energy Co., 5.829%, 2017 (a)	883,744
1,400M	OGE Energy Corp., 5%, 2014	1,375,501
3,000M	Ohio Power Co., 5.375%, 2021	3,050,667
775M	PSI Energy, Inc., 8.85%, 2022	906,834
1,510M	Public Service Electric & Gas Co., 6.75%, 2016	1,689,932
1,000M	Sempra Energy, 9.8%, 2019	1,282,841

		28,427,798

	Waste Management—1.6%
	Allied Waste NA, Inc.:
2,000M	7.375%, 2014	2,083,104
1,400M	7.25%, 2015	1,462,889
1,900M	7.125%, 2016	2,007,145

		5,553,138

Total Value of Corporate Bonds (cost $286,474,424)		309,641,541

22

Principal
Amount	Security	Value

	MORTGAGE-BACKED CERTIFICATES—4.5%
	Fannie Mae
$11,455M	5.5%, 1/1/2036 – 10/1/2038	$ 12,009,511
3,185M	6%, 11/1/2038 – 4/1/2039	3,365,116

Total Value of Mortgage-Backed Certificates (cost $14,900,863)		15,374,627

	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—3.0%
4,500M	Fannie Mae, 4.02%, 2015	4,626,662
	Federal Home Loan Bank:
1,000M	7.23%, 2015	1,059,371
2,000M	4.5%, 2019	2,024,104
1,400M	Federal Home Loan Mtg. Assoc., 5.25%, 2019	1,417,014
1,000M	Freddie Mac, 5.5%, 2019	1,001,801

Total Value of U.S. Government Agency Obligations (cost $9,783,396)		10,128,952

	PASS THROUGH CERTIFICATES—.1%
	Transportation
423M	American Airlines, Inc., 7.377%, 2019 (cost $412,275)	304,392

	SHORT-TERM INVESTMENTS—1.7%
	Money Market Fund
5,775M	First Investors Cash Reserve Fund, .39% (cost $5,775,000) (b)	5,775,000

Total Value of Investments (cost $317,345,958)	99.9%	341,224,512
Other Assets, Less Liabilities	.1	461,397
Net Assets	100.0%	$341,685,909

(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).
(b)	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
September 30, 2009 (see Note 2).

23

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2009

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2009:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Corporate Bonds	$—	$309,641,541	$—	$309,641,541
Mortgage-Backed Certificates	—	15,374,627	—	15,374,627
U.S. Government Agency
Obligations	—	10,128,952	—	10,128,952
Pass Through Certificates	—	304,392	—	304,392
Money Market Fund	5,775,000	—	—	5,775,000
Total Investments in Securities*	$5,775,000	$335,449,512	$—	$341,224,512

* The Portfolio of Investments provides information on the industry categorization for corporate bonds.

24	See notes to financial statements

Portfolio Manager’s Letter
FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Fund For Income for the fiscal year ended September 30, 2009. During the period, the Fund’s return on a net asset value basis was 4.3% for Class A shares and 3.8% for Class B shares, including dividends of 19.9 cents per share on Class A shares and 18.0 cents per share on Class B shares.

The Fund underwent significant changes during the review period. Muzinich & Co., Inc. (“Muzinich”) became subadviser of the Fund on April 24, 2009. Muzinich is an institutional asset manager specializing in high yield, with approximately $6 billion in high yield assets under management for clients in the U.S. and Europe. Muzinich emphasizes rigorous research to carefully select credits that offer good value for the risk they present relative to other offerings in the marketplace.

The review period began immediately following the bankruptcy of Lehman Brothers as financial markets and the economy encountered their worst crisis since the Great Depression. Over the next several months, extraordinary actions by the U.S. government and the Federal Reserve helped stabilize both the markets and the economy. By the end of the review period, the financial markets had experienced a significant recovery. For the corporate bond market, this environment resulted in significant volatility as the market priced itself for a worst-case outcome (and valuations moved to historically cheap levels), and then staged a terrific rebound. By the end of the review period, the corporate bond market had registered very strong 12-month returns.

Throughout the second and third quarters, significant cash flowed into the high yield market as investors became more confident about the broad economy. High yield enjoyed a noticeable bounce through the summer as earnings reports exceeded the marketplace’s very low expectations. Interest in high yield continued to climb through the summer as more positive economic news made it easier for a growing number of high yield companies to regain liquidity they had lost during the credit crisis.

Since taking over the Fund, we took advantage of rising market bids for high yield bonds and a growing market appetite for risk, by replacing many of the Fund’s most illiquid and highest-default risk positions with higher quality credits. We believe the Fund’s relatively more conservative approach positions it well for the future. However, in the last year, when the most speculative risk was favored, the Fund under-performed the Credit Suisse High Yield II Index. Particularly in the second and third quarters of 2009, the vast majority of the market’s returns went to credits priced at very distressed levels, or to those in the financial services sectors. In a rally such as this one, the Fund’s higher-quality portfolio was bound to underperform. In 2009, massive risk-taking, not credit analysis, was rewarded.

25

Portfolio Manager’s Letter (continued)
FUND FOR INCOME

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

John Ingallinera*
Senior Portfolio Manager

October 30, 2009

*Mr. Ingallinera is part of a portfolio management team that began managing the Fund on April 24, 2009.

26

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/09)	(9/30/09)	(4/1/09–9/30/09)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,261.08	$7.65
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.30	$6.83
Expense Example – Class B Shares
Actual	$1,000.00	$1,261.66	$11.62
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.79	$10.35

*	Expenses are equal to the annualized expense ratio of 1.35% for Class A shares and 2.05% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total value of investments.

27

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Fund For Income (Class A shares) and the Credit Suisse High Yield Index II.

The graph compares a $10,000 investment in the First Investors Fund For Income (Class A shares) beginning 9/30/99 with a theoretical investment in the Credit Suisse High Yield Index II (the “Index”). The Index is designed to measure the performance of the high yield bond market. As of 9/30/09, the Index consisted of 1,204 different issues, most of which were cash pay, also included in the Index were zero-coupon bonds, step bonds, payment-in-kind bonds and bonds which were in default. As of 9/30/09, approximately .76% of the market value of the Index was in default. The bonds included in the Index have an average maturity of 6.36 years, an average duration of 3.94 years and an average coupon of 8.45%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/09) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (1.78%), .24% and 2.58%, respectively, and the S.E.C. 30-Day Yield for September 2009 would have been 7.14%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (.09%), .43% and 2.65%, respectively, and the S.E.C. 30-Day Yield for September 2009 would have been 6.86%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Credit Suisse High Yield Index II figures are from Credit Suisse Corporation and all other figures are from First Investors Management Company, Inc.

28

Portfolio of Investments
FUND FOR INCOME
September 30, 2009

Principal
Amount	Security	Value

	CORPORATE BONDS—97.4%
	Aerospace/Defense—3.3%
$ 4,775M	Alliant Techsystems, Inc., 6.75%, 2016	$ 4,631,750
5,508M	DynCorp International, LLC, 9.5%, 2013	5,645,700
4,375M	L-3 Communications Corp., 7.625%, 2012	4,446,094

		14,723,544

	Airlines—.4%
1,775M	American Airlines, Inc., 10.5%, 2012 (a)	1,806,062

	Automotive—1.1%
2,200M	Cooper Tire & Rubber Co., 8%, 2019	1,991,000
2,500M	Goodyear Tire & Rubber Co., 10.5%, 2016	2,725,000

		4,716,000

	Building Materials—2.1%
3,150M	Building Materials Corp., 7.75%, 2014	3,047,625
4,550M	Hanson, Ltd., 6.125%, 2016	4,191,706
1,375M	Interface, Inc., 11.375%, 2013 (a)	1,498,750
900M	NTK Holdings, Inc., 10.75%, 2014	29,250
500M	Owens Corning, Inc., 9%, 2019	537,882

		9,305,213

	Capital Goods—.6%
2,650M	Belden CDT, Inc., 9.25%, 2019 (a)	2,769,250

	Chemicals—2.8%
800M	Ashland, Inc., 9.125%, 2017 (a)	858,000
2,225M	Huntsman International, LLC, 5.5%, 2016 (a)	1,902,375
1,475M	Invista, 9.25%, 2012 (a)	1,482,375
4,800M	Newmarket Corp., 7.125%, 2016	4,608,000
750M	Olin Corp., 8.875%, 2019	787,500
500M	Titan Petrochemicals Group, Ltd., 8.5%, 2012 (a)	172,500
3,075M	Westlake Chemical Corp., 6.625%, 2016	2,905,875

		12,716,625

29

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2009

Principal
Amount	Security	Value

	Consumer Durables—1.1%
	Sealy Mattress Co.:
$ 3,500M	8.25%, 2014	$ 3,255,000
1,550M	10.875%, 2016 (a)	1,716,625

		4,971,625

	Consumer Non-Durables—1.4%
575M	Acco Brands Corp., 10.625%, 2015 (a)	603,750
3,815M	GFSI, Inc., 10.5%, 2011 (a)(b)	2,308,075
3,125M	Levi Strauss & Co., 9.75%, 2015	3,265,625

		6,177,450

	Energy—10.5%
400M	Basic Energy Services, Inc., 11.625%, 2014 (a)	426,000
	Berry Petroleum Co.:
2,600M	10.25%, 2014	2,788,500
1,825M	8.25%, 2016	1,761,125
	Chesapeake Energy Corp.:
1,800M	7.5%, 2014	1,788,750
2,375M	6.625%, 2016	2,256,250
4,500M	Cimarex Energy Co., 7.125%, 2017	4,207,500
275M	Concho Resources, Inc., 8.625%, 2017	283,250
250M	Continental Resources, Inc., 8.25%, 2019 (a)	258,125
	El Paso Corp.:
2,650M	7%, 2017	2,610,250
275M	7.75%, 2032	253,329
2,350M	Ferrellgas Partners LP, 9.125%, 2017 (a)	2,432,250
1,900M	Helix Energy Solutions Group, Inc., 9.5%, 2016 (a)	1,909,500
3,100M	Hilcorp Energy I, LP, 9%, 2016 (a)	3,092,250
	Linn Energy, LLC:
1,275M	11.75%, 2017 (a)	1,380,187
1,750M	9.875%, 2018	1,785,000
2,750M	Mariner Energy, Inc., 11.75%, 2016	2,976,875
950M	Pacific Energy Partners, LP, 7.125%, 2014	983,848
925M	Penn Virginia Corp., 10.375%, 2016	1,003,625
	Plains Exploration & Production Co.:
450M	7.75%, 2015	448,875
2,625M	7.625%, 2018	2,585,625
	Quicksilver Resources, Inc.:
1,175M	7.125%, 2016	1,025,187
1,325M	11.75%, 2016	1,467,438
1,775M	9.125%, 2019	1,775,000

30

Principal
Amount	Security	Value

	Energy (continued)
$ 1,350M	Sandridge Energy, Inc., 9.875%, 2016 (a)	$ 1,414,125
2,600M	Stewart & Stevenson, LLC, 10%, 2014	2,405,000
3,925M	Williams Partners, LP, 7.25%, 2017	3,862,534

		47,180,398

	Food/Beverage/Tobacco—3.3%
3,725M	Constellation Brands, Inc. , 7.25%, 2016	3,725,000
250M	Del Monte Corp., 7.5%, 2019 (a)	253,750
875M	Dole Foods Co., 8%, 2016 (a)	882,656
3,725M	JBS USA, LLC, 11.625%, 2014 (a)	4,023,000
775M	Land O’Lakes, Inc., 8.75%, 2011	780,812
	Smithfield Foods, Inc.:
2,700M	10%, 2014 (a)	2,848,500
3,075M	7.75%, 2017	2,544,563

		15,058,281

	Food/Drug—1.4%
5,825M	Ingles Markets, Inc., 8.875%, 2017	5,999,750
450M	Rite Aid Corp., 9.75%, 2016 (a)	488,250

		6,488,000

	Forest Products/Containers—2.4%
275M	Cascades, Inc., 7.25%, 2013	270,875
1,000M	Crown Americas, LLC, 7.625%, 2017 (a)	1,015,000
2,000M	Domtar Corp., 10.75%, 2017	2,250,000
250M	Graham Packaging Co., LP, 8.5%, 2012	253,750
	Graphic Packaging International, Inc.:
150M	9.5%, 2017 (a)	160,125
300M	9.5%, 2017 (a)	320,250
1,150M	NewPage Corp., 11.375%, 2014 (a)	1,135,625
1,425M	Owens-Brockway Glass Container, Inc., 7.375%, 2016	1,453,500
1,800M	PE Paper Escrow GmbH, 12%, 2014 (a)	1,947,566
1,760M	Sappi Papier Holding, AG, 6.75%, 2012 (a)	1,629,941
188M	Tekni-Plex, Inc., 8.75%, 2013	138,180

		10,574,812

	Gaming/Leisure—7.6%
1,050M	Ameristar Casinos, Inc., 9.25%, 2014 (a)	1,094,625
1,875M	Las Vegas Sands Corp., 6.375%, 2015	1,687,500
2,610M	Mandalay Resort Group, 6.375%, 2011	2,349,000

31

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2009

Principal
Amount	Security	Value

	Gaming/Leisure (continued)
	MGM Mirage, Inc.:
$ 275M	13%, 2013 (a)	$ 316,250
1,375M	11.125%, 2017 (a)	1,509,063
4,775M	11.375%, 2018 (a)	4,512,375
	Mohegan Tribal Gaming Authority:
450M	8%, 2012	383,625
550M	6.125%, 2013	457,875
	Pinnacle Entertainment, Inc.:
2,350M	7.5%, 2015	2,091,500
1,250M	8.625%, 2017 (a)	1,262,500
1,275M	Scientific Games, International, Inc., 9.25%, 2019 (a)	1,332,375
	Speedway Motorsports, Inc.:
8,445M	6.75%, 2013	8,381,663
1,275M	8.75%, 2016 (a)	1,332,375
4,700M	Universal City Development Partners, Ltd., 11.75%, 2010	4,747,000
2,600M	Yonkers Racing Corp., 11.375%, 2016 (a)	2,717,000

		34,174,726

	Health Care—8.8%
	Alliance Imaging, Inc.:
900M	7.25%, 2012	873,000
3,150M	7.25%, 2012	3,055,500
2,000M	Biomet, Inc., 11.625%, 2017	2,190,000
6,375M	Community Health Systems, Inc., 8.875%, 2015	6,550,312
1,000M	Cooper Companies, Inc., 7.125%, 2015	975,000
4,400M	Genesis Health Ventures, Inc., 9.75%, 2011 (c)(d)	2,750
	HCA, Inc.:
5,700M	6.75%, 2013	5,486,250
2,800M	6.375%, 2015	2,506,000
2,250M	Iasis Healthcare, LLC, 8.75%, 2014	2,261,250
4,000M	Omnicare, Inc., 6.875%, 2015	3,860,000
3,025M	Res-Care, Inc., 7.75%, 2013	2,964,500
	Tenet Healthcare Corp.:
2,525M	7.375%, 2013	2,512,375
2,250M	9.25%, 2015	2,359,688
4,500M	Universal Hospital Services, Inc., 4.635%, 2015 (b)	3,836,250

		39,432,875

32

Principal
Amount	Security	Value

	Information Technology—1.0%
	Jabil Circuit, Inc.:
$ 350M	7.75%, 2016	$ 357,000
450M	8.25%, 2018	459,000
875M	Sanmina – SCI Corp., 3.049%, 2014 (a)(b)	791,875
1,300M	Seagate Technology HDD Holdings, 6.8%, 2016	1,199,250
1,350M	Seagate Technology International, Inc., 10%, 2014 (a)	1,481,625

		4,288,750

	Manufacturing—3.0%
2,650M	Baldor Electric Co., 8.625%, 2017	2,703,000
1,175M	Case New Holland, Inc., 7.75%, 2013 (a)	1,175,000
450M	CPM Holdings, Inc,, 10.625%, 2014 (a)	466,875
2,000M	ESCO Corp., 8.625%, 2013 (a)	1,970,000
	Terex Corp.:
2,425M	10.875%, 2016	2,655,375
5,100M	8%, 2017	4,704,750

		13,675,000

	Media-Broadcasting—1.2%
	Belo Corp.:
1,875M	6.75%, 2013	1,769,531
725M	7.75%, 2027	573,656
675M	Geoeye, Inc., 9.625%, 2015 (a)	686,812
3,196M	Nexstar Finance Holdings, LLC, 11.375%, 2013	1,358,259
1,000M	Univision Communications, Inc., 12%, 2014 (a)	1,080,000
	Young Broadcasting, Inc.:
2,920M	10%, 2011 (c)	3,650
4,900M	8.75%, 2014 (c)	6,125

		5,478,033

	Media-Cable TV—6.8%
6,250M	Atlantic Broadband Finance, LLC, 9.375%, 2014	6,093,750
6,900M	Cablevision Systems Corp., 8%, 2012	7,227,750
	Charter Communications Holdings, LLC:
8,250M	11.75%, 2011 (c)	61,875
3,185M	10%, 2012 (a)	3,256,662
5,444M	10%, 2015 (c)	40,830
1,875M	CSC Holdings, Inc., 8.5%, 2014 (a)	1,978,125
2,250M	Echostar DBS Corp., 6.625%, 2014	2,193,750
1,900M	Mediacom LLC/Mediacom Capital Corp., 9.125%, 2019 (a)	1,961,750

33

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2009

Principal
Amount	Security	Value

	Media-Cable TV (continued)
	Quebecor Media, Inc.:
$ 1,425M	7.75%, 2016	$ 1,417,875
1,000M	7.75%, 2016	995,000
275M	UPC Holding BV, 9.875%, 2018 (a)	290,125
4,925M	Virgin Media Finance PLC, 9.5%, 2016	5,208,188

		30,725,680

	Media-Diversified—1.3%
2,000M	Deluxe Corp., 7.375%, 2015	1,927,500
	Gannett Company, Inc.:
800M	8.75%, 2014	783,000
625M	9.375%, 2017	614,844
1,225M	Interpublic Group of Cos., Inc., 10%, 2017 (a)	1,329,125
	MediaNews Group, Inc.:
2,625M	6.875%, 2013 (c)	6,825
3,100M	6.375%, 2014 (c)	8,060
725M	Scholastic Corp., 5%, 2013	623,500
250M	Universal City Florida Holding Co., 5.233%, 2010 (b)	245,625
425M	WMG Acquisition Corp., 9.5%, 2016 (a)	450,500

		5,988,979

	Metals/Mining—6.3%
900M	AK Steel Corp., 7.75%, 2012	907,875
1,025M	Arch Coal, Inc., 8.75%, 2016 (a)	1,060,875
425M	Arch Western Finance, LLC, 6.75%, 2013	420,219
1,175M	Drummond Co., Inc., 7.375%, 2016 (a)	1,039,875
5,500M	Massey Energy Co., 6.875%, 2013	5,335,000
1,750M	Metals USA, Inc., 11.125%, 2015	1,690,937
	Novelis, Inc.:
2,075M	7.25%, 2015	1,805,250
1,600M	11.5%, 2015 (a)	1,624,000
6,010M	Russell Metals, Inc., 6.375%, 2014	5,416,513
	Teck Resources, Ltd.:
1,850M	9.75%, 2014	2,044,250
3,725M	10.25%, 2016	4,227,875
1,350M	10.75%, 2019	1,576,125
1,325M	Vedanta Resources PLC, 9.5%, 2018 (a)	1,311,750

		28,460,544

34

Principal
Amount	Security	Value

	Real Estate Investment Trusts—3.0%
$ 2,925M	Brandywine Operating Partnership, LP, 5.7%, 2017	$ 2,637,277
1,550M	CB Richard Ellis Service, 11.625%, 2017 (a)	1,681,750
	Developers Diversified Realty Corp.:
2,475M	4.625%, 2010	2,433,623
775M	5.5%, 2015	671,626
2,900M	9.625%, 2016	2,912,548
	HRPT Properties Trust:
450M	6.25%, 2016	413,369
1,975M	6.25%, 2017	1,782,576
1,100M	ProLogis, 7.625%, 2014	1,125,289

		13,658,058

	Retail-General Merchandise—5.7%
3,075M	Federated Retail Holdings, Inc., 5.9%, 2016	2,832,665
2,900M	HSN, Inc., 11.25%, 2016	3,153,750
2,225M	Landry’s Restaurants, Inc., 14%, 2011	2,244,469
650M	Macy’s Retail Holdings, Inc., 6.7%, 2034	509,077
4,325M	QVC, Inc., 7.5%, 2019 (a)	4,352,031
650M	Regal Cinemas Corp., 8.625%, 2019 (a)	676,000
5,525M	Toys R Us Property Co., Inc., 10.75%, 2017 (a)	5,967,000
2,425M	Wendy’s/Arby’s Restaurants, LLC, 10%, 2016 (a)	2,588,688
3,350M	Yankee Acquisition Corp., 8.5%, 2015	3,165,750

		25,489,430

	Services—4.2%
1,900M	Aramark Corp., 8.5%, 2015	1,926,125
4,700M	Ashtead Capital, Inc., 9%, 2016 (a)	4,535,500
2,200M	Hertz Corp., 10.5%, 2016	2,299,000
	Iron Mountain, Inc.:
225M	8.75%, 2018	235,125
1,125M	8%, 2020	1,136,250
1,000M	8.375%, 2021	1,035,000
3,425M	Kar Holdings, Inc., 8.75%, 2014	3,407,875
2,375M	Reliance Intermediate Holdings, LP, 9.5%, 2019 (a)	2,357,188
2,113M	United Rentals, Inc., 6.5%, 2012	2,128,848

		19,060,911

35

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2009

Principal
Amount	Security	Value

	Telecommunications—12.0%
$ 2,050M	Cincinnati Bell, Inc., 8.375%, 2014	$ 2,070,500
5,500M	Citizens Communications Co., 7.125%, 2019	5,211,250
	Cricket Communications Inc.:
875M	9.375%, 2014	892,500
425M	7.75%, 2016 (a)	433,500
1,875M	Frontier Communications Corp., 8.125%, 2018	1,896,094
2,075M	Intelsat Corp., 9.25%, 2014	2,137,250
750M	Intelsat Jackson Holdings, Ltd., 9.5%, 2016	791,250
2,450M	Intelsat Subsidiary Holdings Co., Ltd., 8.5%, 2013	2,492,875
3,500M	MetroPCS Wireless, Inc., 9.25%, 2014	3,596,250
	Nextel Communications, Inc.:
3,550M	Series “F”, 5.95%, 2014	3,159,500
5,725M	Series “D”, 7.375%, 2015	5,166,812
975M	Qwest Capital Funding, Inc., 7.25%, 2011	979,875
	Qwest Communications International, Inc.:
3,500M	7.5%, 2014	3,473,750
2,125M	8%, 2015 (a)	2,132,969
5,200M	Rogers Wireless, Inc., 6.375%, 2014	5,746,016
	SBA Telecommunications, Inc.:
250M	8%, 2016 (a)	256,875
1,450M	8.25%, 2019 (a)	1,500,750
1,275M	Sprint Nextel Corp., 8.375%, 2017	1,275,000
5,800M	Wind Acquisition Finance SA, 11.75%, 2017 (a)	6,568,500
	Windstream Corp.:
3,100M	8.625%, 2016	3,185,250
1,250M	7.875%, 2017	1,242,188

		54,208,954

	Utilities—6.1%
	AES Corp.:
1,000M	8.75%, 2013 (a)	1,023,750
875M	9.75%, 2016 (a)	958,125
2,600M	Calpine Construction Finance Co., LP, 8%, 2016 (a)	2,678,000
875M	CMS Energy Corp., 8.75%, 2019	956,192
5,250M	Dynegy, Inc., 7.75%, 2019	4,501,875
2,225M	Edison Mission Energy, 7.5%, 2013	2,097,062
2,150M	Energy Future Holdings Corp., 10.875%, 2017	1,634,000
4,100M	Intergen NV, 9%, 2017 (a)	4,243,500
1,050M	Mirant North America, LLC, 7.375%, 2013	1,050,000

36

Principal
Amount,
Shares,
or Warrants		Security		Value

		Utilities (continued)
		NRG Energy, Inc.:
$ 4,625M		7.375%, 2017		$ 4,486,250
1,375M		8.5%, 2019		1,383,594
2,050M		NSG Holdings, LLC, 7.75%, 2025 (a)		1,845,000
469M		Tenaska Alabama Partners, LP, 7%, 2021 (a)		428,540

				27,285,888

Total Value of Corporate Bonds (cost $455,647,494)				438,415,088

		AUCTION RATE SECURITIES(e)—.5%
2,300M		New York State Thw. Auth. Svc. Contract Rev.,
		.431%, 2021 (cost $2,300,000) (d)		2,120,646

		COMMON STOCKS—.0%
		Automotive—.0%
37,387	*	Safelite Glass Corporation – Class “B” (d)		14,020
2,523	*	Safelite Realty Corporation (d)		25

				14,045

		Telecommunications—.0%
8	*	Viatel Holding (Bermuda), Ltd. (d)		—
18,224	*	World Access, Inc.		27

				27

Total Value of Common Stocks (cost $385,770)				14,072

		WARRANTS—.0%
		Telecommunication Services
3,500	*	GT Group Telecom, Inc. (expiring 2/1/10)
		(cost $316,222) (a)(d)		—

		SHORT-TERM INVESTMENTS—.9%
		Money Market Fund
$ 4,170M		First Investors Cash Reserve Fund, .39%
		(cost $4,170,000) (f)		4,170,000

Total Value of Investments (cost $462,819,486)			98.8%	444,719,806
Other Assets, Less Liabilities			1.2	5,227,612
Net Assets			100.0%	$449,947,418

37

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2009

*	Non-income producing
(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).
(b)	Interest rates on adjustable rate bonds are determined and reset quarterly. The interest rates shown are the rated in effect on September 30, 2009.
(c)	In default as to principal and/or interest payment.
(d)	Securities valued at fair value (see Note 1A).
(e)	The interest rates shown are the rates that were in effect on September 30, 2009. While interest rates on auction rate securities are normally determined and reset periodically by the issuer, the auctions on these securities have failed. Therefore, the rates are those that are stipulated under the auction procedures when there are no sufficient clearing bids on an auction date.
(f)	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2009 (see Note 2).

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2009:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Corporate Bonds	$—	$438,412,338	$2,750	$438,415,088
Auction Rate Securities	—	—	2,120,646	2,120,646
Common Stocks	27	—	14,045	14,072
Warrants	—	—	—	—
Money Market Fund	4,170,000	—	—	4,170,000
Total Investments in Securities*	$4,170,027	$438,412,338	$2,137,441	$444,719,806

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

38

The following is a reconciliation of Fund investments valued using Level 3 inputs for the period:

		Investments
	Investments	in Auction	Investments
	in Corporate	Rate	in Common
	Bonds	Securities	Stocks	Total
Balance, September 30, 2008	$4,625	$—	$3,356,574	$3,361,199
Net purchases (sales)	(81)	(1,594,750)	(630,915)	(2,225,746)
Change in unrealized
appreciation (depreciation)	2,326,411	—	1,510,656	3,837,067
Realized gain (loss)	(2,328,205)	(155,250)	(4,222,270)	(6,705,725)
Transfer in and/or out of Level 3	—	3,870,646	—	3,870,646
Balance, September 30, 2009	$2,750	$2,120,646	$14,045	$2,137,441

The following is a summary of Level 3 inputs by industry

Auction Rate Securities	$2,120,646
Automotive	14,045
Health Care	2,750
Telecommunications	—
	$2,137,441

See notes to financial statements	39

Portfolio Composition (unaudited)
FUND FOR INCOME

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2009 and the dollar weighted average of the total of the Fund’s investments in step bonds during the 2009 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund’s assets during the 2009 fiscal year and is not necessarily representative of the Fund as of the end of its 2009 fiscal year, the current fiscal year or at any other time in the future.

		Comparable Quality of
	Rated by	Unrated Securities to
	Moody's	Bonds Rated by Moody's
Aaa	0.03%	0.00%
Aa3	0.97	0.00
A3	0.66	0.00
Baa1	0.33	0.00
Baa2	1.00	0.00
Baa3	5.64	0.00
Ba1	2.75	0.00
Ba2	9.87	0.00
Ba3	15.97	0.00
B1	14.71	0.00
B2	14.47	0.00
B3	15.84	0.00
Caa1	6.18	0.00
Caa2	2.22	0.00
Caa3	0.80	0.77
Ca	1.18	0.03
C	0.19	0.03
Step Bonds	0.03%

40

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2009. During the period, the Fund’s return on a net asset value basis was 2.8% for Class A shares and 2.1% for Class B shares, including dividends of 31.8 cents per share on Class A shares and 23.5 cents per share on Class B shares.

While returns were modest, they were at least positive. The primary reason for this was the Fund’s significant fixed income position during the period. Given the volatile nature of the equity markets during the review period, the Fund maintained an average allocation of 41% to fixed income and an average allocation of 6% to cash equivalents. On average, the Fund allocated only 53% of its assets to equity investments. The Fund chose to actively manage its allocation policy more than usual, given the extraordinary period of uncertainty. In fact, during the months of October and November 2008, the Fund held, on average, 49% and 45% in equities, which is below the normal threshold of 50%. This was due to market depreciation and to our actively managing the portfolio more defensively during the worst sustained period of the downturn. The Fund gradually increased its weighting in equities during the balance of the year, as the government interventions and stimuli began to take hold, and the markets stabilized. At the end of the review period, the Fund held 59% in equities.

The performance of the equity portion of the portfolio was driven by the volatile performance of the equity markets. During the first part of the review period, the markets were in a steep free fall, culminating with a multi-decade market low achieved on March 9, 2009. During this period, equities fell over 42% (as measured by the S&P 500 Index) from September 30, 2008, as the bankruptcy of Lehman Brothers and the ensuing freeze up of the credit markets, caused aftershocks in the global markets. Only after U.S. and global regulators took extraordinary measures to supply massive financial aid and intervention, such as through the TARP program, did the markets stabilize. Since then, the markets have rallied convincingly from the lows hit in March. Stocks are up over 50% (as measured by S&P 500 Index returns) during this period, and have recovered much of the value lost over the first part of the review period. Gloom has been giving rise to hope, as investors now anticipate that an economic recovery may be at hand.

With this as a backdrop, the Fund assumed a relatively conservative position with respect to its equity investments, choosing to underweight or avoid volatile and uncertain areas of the market. This strategy benefited the Fund during the market decline, but caused it to lag during the recovery phase beginning in March of 2009. Following the strategy from last fiscal year, the Fund remained underweight the financials sector for the entire year, as we were concerned that uncertainty over continuing loan losses, inadequate capital structures and ongoing governmental involvement would impair valuations for equity holders for some time to come. The Fund likewise reduced its holdings in the volatile energy sector, as global recession has dampened usage, and energy pricing still seems to hold a speculative bias that is not reflective of true underlying supply and demand. Oil has had its own volatile year, starting the period at $121 a barrel, falling to $31 in December 2008, and rebounding to over $70 on September 30, 2009.

The weightings of the Fund’s equity investments in consumer staples and health care increased throughout the year, as these sectors demonstrated solid earnings and were generally immune from the economic chaos. Overall stock selection and weightings

41

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

benefited the Fund’s relative performance most notably within investments in these sectors. Additionally, stock selection aided investments within the financials, energy, utilities and materials sectors. The Fund’s underweighting in the energy, financials and utilities sectors also helped performance. The Fund’s performance was hurt by its investments in the technology, industrials and consumer discretionary sectors.

The equity portion of the Fund maintained a diverse market capitalization allocation during the period, with 60% large cap, 14% mid cap and 26% small cap, according to Lipper’s market capitalization ranges. The large-cap segment performed slightly better than its peers and small-caps performed largely in line with theirs, while the mid-cap components delivered results slightly below the benchmark.

The fixed income markets also experienced unusual volatility, driven by the near collapse of the financial system following Lehman Brothers’ bankruptcy, economic recession, and the subsequent extraordinary actions by the U.S. government to stabilize the financial markets and the economy. This volatility was the most significant factor in the performance of the fixed income portion of the Fund. During the first quarter of the review period, high quality bonds (such as U.S. Treasury securities) provided the best performance as investors shunned riskier assets. After the markets stabilized, high quality bonds underperformed while riskier bonds (such as corporate bonds) had exceptionally strong returns. By the conclusion of the reporting period, the bond market had solid twelve-month returns, up 10.6% as measured by the Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index.

The Fund’s bond investments were primarily allocated among investment grade corporate bonds, mortgage-backed securities, and U.S. government obligations. In general, the Fund benefited from its bond and cash allocations to the extent that they substantially outperformed the equity market during the reporting period. In particular, the performance of the bond allocation benefited from minimal exposure to the U.S. Treasury market, which was the weakest fixed income sector.

The Fund’s performance during this period of extreme volatility in all markets demonstrates the value of its asset allocation strategy, which generally allocates at least 50% to stocks and 25% to bonds. Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Edwin D. Miska
Portfolio Manager and
Director of Equities,
First Investors Management
Company, Inc.

Clark D. Wagner
Portfolio Manager and
Director of Fixed Income,
First Investors Management
Company, Inc.

October 30, 2009

42

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/09)	(9/30/09)	(4/1/09–9/30/09)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,223.80	$7.86
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.00	$7.13
Expense Example – Class B Shares
Actual	$1,000.00	$1,219.40	$11.74
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.49	$10.66

*	Expenses are equal to the annualized expense ratio of 1.41% for Class A shares and 2.11% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total market value of investments.

43

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Master Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 9/30/99 with theoretical investments in the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Master Index and the Standard & Poor’s 500 Index (the “Indices”). The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Master Index tracks the performance of U.S. dollar-denominated investment grade publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate and residential mortgage pass-through securities. Qualifying securities must have an investment grade rating. Qualifying U.S. Treasuries must have at least one-year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion. Qualifying U.S. agency, foreign government, supranational and corporate securities must have at least one-year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million. Qualifying residential mortgage pass-through securities include both fixed rate and hybrid securities publicly issued by U.S. agencies. 30-year, 20-year, 15-year and interest-only fixed rate mortgage pools are included in the Index provided they have at least one year remaining term to final maturity and a minimum amount outstanding of at least $5 billion per generic coupon and $250 million per production year within each generic coupon. Hybrid mortgage pools that reset versus 1-year CMT, 1 year LIBOR or 6-month LIBOR during their adjustable rate period are also included in the Index provided they have at least $2.5 billion per generic coupon and $250 million per production year within each generic coupon. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/09) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 1.82% and 1.78%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 1.95% and 1.71%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Master Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

44

Portfolio of Investments
TOTAL RETURN FUND
September 30, 2009

Shares		Security	Value

		COMMON STOCKS—58.8%
		Consumer Discretionary—8.5%
57,000	*	Big Lots, Inc.	$ 1,426,140
29,800		BorgWarner, Inc.	901,748
26,400		Brown Shoe Company, Inc.	211,728
53,100		CBS Corporation – Class “B”	639,855
70,700	*	CEC Entertainment, Inc.	1,828,302
47,500		Coach, Inc.	1,563,700
58,000	*	GameStop Corporation – Class “A”	1,535,260
23,500		Genuine Parts Company	894,410
72,100		H&R Block, Inc.	1,325,198
66,400		Home Depot, Inc.	1,768,896
87,500	*	Jack in the Box, Inc.	1,792,875
22,700		Limited Brands, Inc.	385,673
62,600	*	Lincoln Educational Services Corporation	1,432,288
17,000	*	Luxottica Group SpA (ADR)	439,110
34,900		McDonald’s Corporation	1,991,743
135,300	*	Morgans Hotel Group Company	733,326
107,700		Newell Rubbermaid, Inc.	1,689,813
17,500		NIKE, Inc. – Class “B”	1,132,250
15,600		Polo Ralph Lauren Corporation – Class “A”	1,195,272
102,700	*	Ruby Tuesday, Inc.	864,734
57,100		Staples, Inc.	1,325,862
31,700	*	Steiner Leisure, Ltd.	1,133,592
230,800		Stewart Enterprises, Inc – Class “A”	1,207,084
73,860		Wyndham Worldwide Corporation	1,205,395

			28,624,254

		Consumer Staples—10.0%
136,600		Altria Group, Inc.	2,432,846
32,200		Avon Products, Inc.	1,093,512
36,900	*	Chattem, Inc.	2,450,529
38,500		Coca-Cola Company	2,067,450
96,300		CVS Caremark Corporation	3,441,762
54,700	*	Dean Foods Company	973,113
35,449		Kraft Foods, Inc. – Class “A”	931,245
59,800		McCormick & Company, Inc.	2,029,612
192,900		Nu Skin Enterprises, Inc. – Class “A”	3,574,437
34,200		PepsiCo, Inc.	2,006,172
73,000		Philip Morris International, Inc.	3,558,020
30,500		Procter & Gamble Company	1,766,560
77,500		Safeway, Inc.	1,528,300

45

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2009

Shares		Security	Value

		Consumer Staples (continued)
16,340		Tootsie Roll Industries, Inc.	$ 388,565
84,700		Walgreen Company	3,173,709
47,500		Wal-Mart Stores, Inc.	2,331,775

			33,747,607

		Energy—4.6%
19,700		Anadarko Petroleum Corporation	1,235,781
120,100	*	Cal Dive International, Inc.	1,187,789
28,000		ConocoPhillips	1,264,480
31,900		ExxonMobil Corporation	2,188,659
1,897		Hugoton Royalty Trust	33,975
24,486		Marathon Oil Corporation	781,104
58,500		Noble Corporation	2,220,660
24,300		Sasol, Ltd. (ADR)	926,316
77,400		Suncor Energy, Inc.	2,674,944
14,470	*	Transocean, Ltd.	1,237,619
38,200		XTO Energy, Inc.	1,578,424

			15,329,751

		Financials—5.5%
16,100		American Express Company	545,790
29,100		Astoria Financial Corporation	321,264
20,897		Bank of America Corporation	353,577
60,600		Brookline Bancorp, Inc.	589,032
20,692		Capital One Financial Corporation	739,325
16,400		Citigroup, Inc.	79,376
26,550		Discover Financial Services	430,907
181,500		Financial Select Sector SPDR Fund (ETF)	2,711,610
56,250		First Mercury Financial Corporation	749,250
13,324		Hartford Financial Services Group, Inc.	353,086
74,700		Hudson City Bancorp, Inc.	982,305
57,900		JPMorgan Chase & Company	2,537,178
24,499		KeyCorp	159,244
53,000		Morgan Stanley	1,636,640
84,200		New York Community Bancorp, Inc.	961,564
88,200		NewAlliance Bancshares, Inc.	943,740
65,300		SPDR KBW Regional Banking (ETF)	1,392,196
116,172		Sunstone Hotel Investors, Inc. (REIT)	824,821
33,300		U.S. Bancorp	727,938

46

Shares		Security	Value

		Financials (continued)
28,700		Urstadt Biddle Properties – Class “A” (REIT)	$ 418,733
18,800		Webster Financial Corporation	234,436
34,500		Wells Fargo & Company	972,210

			18,664,222

		Health Care—8.7%
52,300		Abbott Laboratories	2,587,281
15,100	*	Amgen, Inc.	909,473
18,500		Baxter International, Inc.	1,054,685
32,500		Becton, Dickinson & Company	2,266,875
21,500	*	Cephalon, Inc.	1,252,160
23,700	*	Genzyme Corporation	1,344,501
39,300	*	Gilead Sciences, Inc.	1,830,594
57,800		Johnson & Johnson	3,519,442
22,400	*	Laboratory Corporation of America Holdings	1,471,680
45,100		Medtronic, Inc.	1,659,680
31,100		Merck & Company, Inc.	983,693
57,000		Perrigo Company	1,937,430
135,380		Pfizer, Inc.	2,240,539
54,900	*	PSS World Medical, Inc.	1,198,467
33,700		Sanofi-Aventis (ADR)	1,245,215
21,100	*	St. Jude Medical, Inc.	823,111
22,700	*	Thermo Fisher Scientific, Inc.	991,309
39,000		Wyeth	1,894,620

			29,210,755

		Industrials—8.1%
25,100		3M Company	1,852,380
45,100	*	AAR Corporation	989,494
27,600		Alexander & Baldwin, Inc.	885,684
35,504	*	Altra Holdings, Inc.	397,290
50,000	*	Armstrong World Industries, Inc.	1,723,000
18,600		Baldor Electric Company	508,524
25,450	*	BE Aerospace, Inc.	512,563
11,300		Burlington Northern Santa Fe Corporation	902,079
55,600		Chicago Bridge & Iron Company NV – NY Shares	1,038,608
43,800	*	DynCorp International, Inc. – Class “A”	788,400
37,400	*	Esterline Technologies Corporation	1,466,454
72,200		General Electric Company	1,185,524
15,900		Harsco Corporation	563,019
46,100		Honeywell International, Inc.	1,712,615

47

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2009

Shares		Security	Value

		Industrials (continued)
41,300		IDEX Corporation	$ 1,154,335
19,300		Lockheed Martin Corporation	1,506,944
69,700	*	Mobile Mini, Inc.	1,209,992
19,600		Northrop Grumman Corporation	1,014,300
39,230	*	PGT, Inc.	112,590
27,000	*	Pinnacle Airlines Corporation	180,900
31,700		Raytheon Company	1,520,649
26,210		Republic Services, Inc.	696,400
93,300		TAL International Group, Inc.	1,326,726
59,200		Textainer Group Holdings, Ltd.	947,792
32,975		Tyco International, Ltd.	1,136,978
28,700		United Technologies Corporation	1,748,691

			27,081,931

		Information Technology—9.2%
3,100	*	Avago Technologies, Ltd.	52,917
26,200	*	Blackboard, Inc.	989,836
28,600	*	CACI International, Inc. – Class “A”	1,351,922
64,600	*	Cisco Systems, Inc.	1,520,684
116,600	*	EMC Corporation	1,986,864
34,700		Harris Corporation	1,304,720
48,500		Hewlett-Packard Company	2,289,685
58,400		Intel Corporation	1,142,888
35,300		International Business Machines Corporation	4,222,233
17,200	*	ManTech International Corporation – Class “A”	811,152
151,400		Microsoft Corporation	3,919,746
8,150	*	NCI, Inc. – Class “A”	233,579
103,800		Nokia Corporation – Class “A” (ADR)	1,517,556
79,500	*	Parametric Technology Corporation	1,098,690
51,300		QUALCOMM, Inc.	2,307,474
81,075	*	SRA International, Inc. – Class “A”	1,750,409
142,400	*	Symantec Corporation	2,345,328
33,800	*	TIBCO Software, Inc.	320,762
10,000	*	Websense, Inc.	168,000
66,076		Western Union Company	1,250,158
19,600		Xilinx, Inc.	459,032

			31,043,635

48

Shares or
Principal
Amount	Security	Value

	Materials—2.2%
53,600	Bemis Company, Inc.	$ 1,388,776
40,400	Celanese Corporation – Series “A”	1,010,000
26,900	Freeport-McMoRan Copper & Gold, Inc.	1,845,609
13,600	Praxair, Inc.	1,110,984
73,700	RPM International, Inc.	1,362,713
41,550	Temple-Inland, Inc.	682,251

		7,400,333

	Telecommunication Services—1.5%
79,300	AT&T, Inc.	2,141,893
91,100	Verizon Communications, Inc.	2,757,597

		4,899,490

	Utilities—.5%
38,100	Atmos Energy Corporation	1,073,658
15,700	Consolidated Edison, Inc.	642,758

		1,716,416

Total Value of Common Stocks (cost $185,392,054)		197,718,394

	CORPORATE BONDS—24.1%
	Aerospace/Defense—.6%
$ 1,000M	BAE Systems Holdings, Inc., 4.95%, 2014 (a)	1,038,004
1,000M	United Technologies Corp., 6.125%, 2019	1,146,194

		2,184,198

	Agriculture—.6%
900M	Cargill, Inc., 6%, 2017 (a)	976,136
1,000M	Potash Corp. of Saskatchewan, Inc., 4.875%, 2020	1,000,887

		1,977,023

	Automotive—.3%
1,000M	Daimler Chrysler NA, LLC, 6.5%, 2013	1,078,327

	Chemicals—.4%
1,000M	Chevron Phillips Chemicals, Co., LLC, 8.25%, 2019 (a)	1,209,816

49

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2009

Principal
Amount	Security	Value

	Consumer Durables—.6%
$ 1,000M	Black & Decker Corp., 8.95%, 2014	$ 1,176,179
700M	Newell Rubbermaid, Inc., 6.75%, 2012	739,894

		1,916,073

	Energy—4.3%
1,000M	Canadian Natural Resources, Ltd., 5.9%, 2018	1,068,015
500M	Canadian Oil Sands, Ltd., 7.75%, 2019 (a)	579,666
1,000M	ConocoPhillips, 5.75%, 2019	1,091,464
1,000M	Energy Transfer Partners, LP, 8.5%, 2014	1,156,648
500M	Kinder Morgan Finance Co., 5.35%, 2011	505,000
1,000M	Maritime & Northeast Pipeline, LLC, 7.5%, 2014 (a)	1,052,809
1,000M	Nabors Industries, Inc., 5.375%, 2012	1,018,352
1,000M	Nexen, Inc., 6.4%, 2037	976,636
1,000M	Northern Border Pipeline Co., 7.1%, 2011	1,056,271
1,000M	Pacific Energy Partners, LP, 7.125%, 2014	1,035,630
1,000M	Shell International Finance BV, 3.25%, 2015	1,007,831
500M	Spectra Energy Capital, LLC, 6.2%, 2018	532,946
1,000M	Suncor Energy, Inc., 6.1%, 2018	1,046,822
1,000M	Trans-Canada Pipelines, Ltd., 7.625%, 2039	1,280,334
1,000M	Valero Energy Corp., 6.875%, 2012	1,076,848

		14,485,272

	Financial Services—2.3%
1,000M	American Express Co., 7%, 2018	1,101,853
1,000M	American General Finance Corp., 6.9%, 2017	700,364
1,000M	Caterpillar Financial Services Corp., 5.85%, 2017	1,077,409
1,000M	CoBank, ACB, 7.875%, 2018 (a)	975,104
1,000M	Fifth Third Bancorp, 5.45%, 2017	872,307
927M	Ford Motor Credit Co., 9.75%, 2010	947,502
1,000M	General Electric Capital Corp., 4.375%, 2015	991,647
1,000M	Prudential Financial, Inc., 6%, 2017	1,015,127

		7,681,313

	Financials—2.6%
1,000M	Bear Stearns Cos., Inc., 7.25%, 2018	1,143,863
1,000M	Citigroup, Inc., 6.375%, 2014	1,034,963
1,000M	Goldman Sachs Group, Inc., 6.45%, 2036	996,785
500M	Hibernia Corp., 5.35%, 2014	479,970
1,000M	JPMorgan Chase & Co., 3.7%, 2015	992,361
1,000M	Merrill Lynch & Co., Inc., 5.45%, 2013	1,037,708

50

Principal
Amount	Security	Value

	Financials (continued)
$ 1,000M	Morgan Stanley, 5.3%, 2013	$ 1,048,647
1,000M	Nationsbank Corp., 7.8%, 2016	1,079,676
1,000M	Wells Fargo & Co., 3.75%, 2014	996,118

		8,810,091

	Food/Beverage/Tobacco—2.2%
1,000M	Altria Group, Inc., 10.2%, 2039	1,392,138
1,170M	Bunge Limited Finance Corp., 5.875%, 2013	1,238,041
1,000M	Coca-Cola Enterprises, Inc., 7.125%, 2017	1,191,572
1,270M	ConAgra Foods, Inc., 5.875%, 2014	1,395,551
1,000M	Diageo Capital PLC, 5.75%, 2017	1,099,366
1,000M	Philip Morris International, Inc., 5.65%, 2018	1,066,238

		7,382,906

	Food/Drug—.3%
935M	CVS/Caremark Corp., 6.125%, 2039	954,388

	Forest Products/Containers—.2%
650M	International Paper Co., 9.375%, 2019	762,334

	Health Care—1.4%
1,000M	Biogen IDEC, Inc., 6.875%, 2018	1,099,605
1,200M	Novartis, 5.125%, 2019	1,279,853
1,000M	Pfizer, Inc., 6.2%, 2019	1,129,187
1,000M	Roche Holdings, Inc., 6%, 2019 (a)	1,115,169

		4,623,814

	Information Technology—.6%
1,000M	Pitney Bowes, Inc., 5%, 2015	1,063,955
1,000M	Xerox Corp., 5.5%, 2012	1,049,198

		2,113,153

	Manufacturing—.5%
500M	Crane Co., 6.55%, 2036	492,169
1,000M	John Deere Capital Corp., 5.35%, 2018	1,064,874

		1,557,043

51

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2009

Principal
Amount	Security	Value

	Media-Broadcasting—1.2%
$ 1,000M	British Sky Broadcasting Group, PLC, 9.5%, 2018 (a)	$ 1,281,552
	Cox Communications, Inc.:
800M	5.5%, 2015	855,633
500M	8.375%, 2039 (a)	618,709
1,000M	Time Warner Cable, Inc., 7.5%, 2014	1,148,039

		3,903,933

	Media-Diversified—1.0%
	AOL Time Warner, Inc.:
750M	6.75%, 2011	801,866
1,000M	6.875%, 2012	1,101,470
1,000M	McGraw-Hill Cos., Inc., 5.9%, 2017	1,024,921
500M	News America, Inc., 5.3%, 2014	538,858

		3,467,115

	Metals/Mining—.6%
1,000M	ArcelorMittal, 6.125%, 2018	986,788
1,000M	Newmont Mining Corp., 5.125%, 2019	1,001,495

		1,988,283

	Real Estate Investment Trusts—.3%
1,000M	ProLogis, 7.625%, 2014	1,022,990

	Telecommunications—1.1%
500M	AT&T, Inc., 5.8%, 2019	535,990
800M	GTE Corp., 6.84%, 2018	873,087
600M	SBC Communications, Inc., 6.25%, 2011	639,808
1,000M	Verizon Communications, Inc., 8.75%, 2018	1,251,307
400M	Verizon Wireless Capital, LLC, 5.55%, 2014 (a)	432,689

		3,732,881

	Transportation—.2%
500M	GATX Corp., 8.75%, 2014	563,167

	Utilities—2.5%
1,000M	Consolidated Edison Co. of New York, 7.125%, 2018	1,188,176
1,000M	E. ON International Finance BV, 5.8%, 2018 (a)	1,077,991
600M	Electricite de France SA, 6.95%, 2039 (a)	745,987
350M	Entergy Gulf States, Inc., 5.25%, 2015	349,801
1,000M	Exelon Generation Co., LLC, 6.2%, 2017	1,093,097

52

Principal
Amount	Security	Value

	Utilities (continued)
$ 757M	Great River Energy Co., 5.829%, 2017 (a)	$ 803,404
1,000M	Ohio Power Co., 5.375%, 2021	1,016,889
900M	Public Service Electric & Gas Co., 6.75%, 2016	1,007,244
1,000M	Sempra Energy, 9.8%, 2019	1,282,841

		8,565,430

	Waste Management—.3%
1,000M	Allied Waste NA, Inc., 7.125%, 2016	1,056,392

Total Value of Corporate Bonds (cost $76,660,402)		81,035,942

	MORTGAGE-BACKED CERTIFICATES—10.8%
	Fannie Mae—9.9%
11,630M	5.5%, 5/1/2033 – 5/1/2037	12,250,307
14,982M	6%, 5/1/2036 – 7/1/2038	15,847,417
3,408M	6.5%, 11/1/2033 – 6/1/2036	3,660,673
1,410M	7%, 3/1/2032 – 8/1/2032	1,574,726

		33,333,123

	Freddie Mac—.9%
2,976M	6%, 9/1/2032 – 5/1/2038	3,152,953

Total Value of Mortgage-Backed Certificates (cost $34,633,347)		36,486,076

	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—2.6%
2,000M	Fannie Mae, 2.5%, 2014	1,997,832
	Freddie Mac:
1,000M	6.03%, 2017	1,036,062
1,000M	4.25%, 2018	1,004,034
1,000M	5.5%, 2019	1,001,801
	Tennessee Valley Authority:
1,450M	4.375%, 2015	1,546,163
2,000M	4.5%, 2018	2,063,518

Total Value of U.S. Government Agency Obligations (cost $8,579,318)		8,649,410

53

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2009

Principal
Amount	Security	Value

	MUNICIPAL BONDS—2.1%
$1,000M	Allegheny Cnty. PA Hosp. Dev. Auth. (Univ. of Pittsburgh),
	5.5%, 2034	$ 1,076,490
1,000M	Atlanta GA Wtr. & Wastewtr. Rev. Series “A”, 6%, 2029	1,108,510
1,000M	Hawaii State, 5%, 2028	1,118,190
1,500M	Lower Colorado River Auth. TX Rev., 5.5%, 2033	1,620,915
1,000M	Richmond VA Pub. Util. Rev., 5%, 2035	1,080,130
1,000M	Salt River Proj. AZ Agric. Impt. & Pwr. Dist. Elec.
	Sys. Rev. Series “A”, 5%, 2029	1,113,040

Total Value of Municipal Bonds (cost $6,515,208)		7,117,275

	U.S. GOVERNMENT FDIC
	GUARANTEED DEBT—.8%
	Financials
2,500M	Regions Bank, 2.75%, 2010 (cost $2,516,752)	2,560,155

	SHORT-TERM CORPORATE NOTES—.2%
	Money Market Fund
700M	First Investors Cash Reserve Fund, .39% (cost $700,000) (b)	700,000

Total Value of Investments (cost $314,997,081)	99.4%	334,267,252
Other Assets, Less Liabilities	.6	1,919,306

Net Assets	100.0%	$336,186,558

*	Non-income producing
(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).
(b)	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2009 (see Note 2).

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

54

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2009:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$197,718,394	$—	$—	$197,718,394
Corporate Bonds	—	81,035,942	—	81,035,942
Mortgage-Backed Certificates	—	36,486,076	—	36,486,076
U.S. Government Agency
Obligations	—	8,649,410	—	8,649,410
Municipal Bonds	—	7,117,275	—	7,117,275
U.S. Government FDIC
Guaranteed Debt	—	2,560,155	—	2,560,155
Money Market Fund	700,000	—	—	700,000
Total Investments in Securities*	$198,418,394	$135,848,858	$—	$334,267,252

* The Portfolio of Investments provides information on the industry categorization for common stocks and corporate bonds.

See notes to financial statements	55

Portfolio Manager’s Letter
VALUE FUND

Dear Investor:

This is the annual report for the First Investors Value Fund for the fiscal year ended September 30, 2009. During the period, the Fund’s return on a net asset value basis was –7.8% for Class A shares and –8.4% for Class B shares, including dividends of 10.6 cents per share on Class A shares and 6.8 cents per share on Class B shares.

The past year was defined by the volatile performance of the equity markets. During the first part of the review period, the markets were in a steep free fall, culminating with a multi-decade market low achieved on March 9, 2009. During this period, equities fell over 42% (as measured by the S&P 500 Index) from September 30, 2008, as the bankruptcy of Lehman Brothers and the ensuing freeze up of the credit markets, caused aftershocks in the global markets. Only after U.S. and global regulators took extraordinary measures to supply massive financial aid and intervention, such as through the TARP program, did the markets stabilize. Since then, the markets have rallied convincingly from the lows hit in March. Stocks are up over 50% (as measured by S&P 500 Index returns) during this period, and have recovered much of the value lost over the first part of the review period. Gloom has been giving rise to hope, as investors now anticipate that an economic recovery may be at hand.

The Fund’s performance largely reflected the negative effect of the economic downturn on corporate earnings. At the center of the storm was the financials sector. This was also the area of greatest weakness in the Fund even though we reduced our exposure to the sector and emphasized well-capitalized institutions that did not face the same level of distress as those that dominated the headlines. Performance in the utilities, energy, and industrials sectors was also poor. Positions that hurt the Fund’s return the most were financial services companies Citigroup and Lincoln National, and integrated energy company ConocoPhillips. Citigroup, with tentacles in almost every aspect of the financial industry, found itself in the eye of the storm during the credit crisis—though it has managed to survive with help from taxpayers. During the first several months of the reporting period, Lincoln felt financial stress due to pressure on its variable annuity business and related concerns over capital adequacy. More modest losses were sustained in the materials, health care, information technology, consumer staples and consumer discretionary sectors.

Telecommunications was the only sector to turn in a positive performance during the review period. While the Fund’s largest holdings in the sector, Verizon and AT&T, both generated small losses, they were more than offset by the companies’ dividend payouts. There were also positive highlights from a few of our holdings within some of the poor performing sectors. Pharmaceutical company Schering-Plough, oil and natural gas exploration and production company Anadarko Petroleum and discount retailer Family Dollar Stores were the biggest positive contributors to performance. Schering agreed

56

to be acquired by rival drug company Merck while Anadarko announced a significant international oil discovery. Family Dollar benefited from increased traffic as consumers became more value-conscious.

The Fund’s small-cap holdings outperformed its holdings in the mid-cap and large-cap areas. The Fund will continue to pursue its strategy of pursuing dividend-paying companies of any size that are deemed to be both undervalued and well capitalized.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Matthew S. Wright
Portfolio Manager

October 30, 2009

57

Fund Expenses (unaudited)
VALUE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/09)	(9/30/09)	(4/1/09–9/30/09)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,286.67	$8.37
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.75	$7.38
Expense Example – Class B Shares
Actual	$1,000.00	$1,282.14	$12.36
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.24	$10.91

*	Expenses are equal to the annualized expense ratio of 1.46% for Class A shares and 2.16% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total market value of investments.

58

Cumulative Performance Information (unaudited)
VALUE FUND

Comparison of change in value of $10,000 investment in the First Investors Value Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Value Fund (Class A shares) beginning 9/30/99 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/09) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

59

Portfolio of Investments
VALUE FUND
September 30, 2009

Shares		Security	Value

		COMMON STOCKS—94.2%
		Consumer Discretionary—11.3%
28,400		Best Buy Company, Inc.	$ 1,065,568
36,800		Bob Evans Farms, Inc.	1,069,408
43,300		Carnival Corporation	1,441,024
78,900		Cinemark Holdings, Inc.	817,404
86,800		Comcast Corporation – Special Class “A”	1,395,744
95,500		Family Dollar Stores, Inc.	2,521,200
65,100		Genuine Parts Company	2,477,706
93,800		H&R Block, Inc.	1,724,044
80,900		Home Depot, Inc.	2,155,176
29,700		J.C. Penney Company, Inc.	1,002,375
96,400		Lowe’s Companies, Inc.	2,018,616
54,700		McDonald’s Corporation	3,121,729
73,100		Newell Rubbermaid, Inc.	1,146,939
35,900		Omnicom Group, Inc.	1,326,146
104,300		Pearson PLC (ADR)	1,296,449
128,400	*	Ruby Tuesday, Inc.	1,081,128
78,000		Staples, Inc.	1,811,160
69,400		Tiffany & Company	2,673,982
66,533		Time Warner, Inc.	1,914,820
131,500		Walt Disney Company	3,610,990
39,220		Wyndham Worldwide Corporation	640,071

			36,311,679

		Consumer Staples—17.5%
70,700		Avon Products, Inc.	2,400,972
91,600		Coca-Cola Company	4,918,920
13,300		Colgate-Palmolive Company	1,014,524
65,400		ConAgra Foods, Inc.	1,417,872
45,800		Costco Wholesale Corporation	2,585,868
53,100		CVS/Caremark Corporation	1,897,794
51,800		Diageo PLC (ADR)	3,185,182
31,600		Estee Lauder Companies, Inc. – Class “A”	1,171,728
10,800		General Mills, Inc.	695,304
58,600		H.J. Heinz Company	2,329,350
48,400		Hershey Corporation	1,880,824
63,600		Kimberly-Clark Corporation	3,751,128
169,700		Kraft Foods, Inc. – Class “A”	4,458,019
54,300		Kroger Company	1,120,752
54,000		McCormick & Company, Inc.	1,832,760
35,500		PepsiAmericas, Inc.	1,013,880

60

Shares	Security	Value

	Consumer Staples (continued)
53,400	PepsiCo, Inc.	$ 3,132,444
80,000	Philip Morris International, Inc.	3,899,200
26,600	Procter & Gamble Company	1,540,672
44,800	Ruddick Corporation	1,192,576
43,450	Safeway, Inc.	856,834
190,200	Sara Lee Corporation	2,118,828
74,900	Walgreen Company	2,806,503
101,800	Wal-Mart Stores, Inc.	4,997,362

		56,219,296

	Energy—9.0%
50,800	Anadarko Petroleum Corporation	3,186,684
53,800	BP PLC (ADR)	2,863,774
60,117	Chevron Corporation	4,234,040
67,700	ConocoPhillips	3,057,332
30,300	Diamond Offshore Drilling, Inc.	2,894,256
35,100	ExxonMobil Corporation	2,408,211
23,200	Hess Corporation	1,240,272
106,600	Marathon Oil Corporation	3,400,540
56,100	Royal Dutch Shell PLC – Class “A” (ADR)	3,208,359
53,700	Tidewater, Inc.	2,528,733

		29,022,201

	Financials—14.9%
25,800	ACE, Ltd.	1,379,268
39,500	Allstate Corporation	1,209,490
48,300	Aon Corporation	1,965,327
36,700	Aspen Insurance Holdings, Ltd.	971,449
167,200	Bank Mutual Corporation	1,478,048
130,887	Bank of America Corporation	2,214,608
88,328	Bank of New York Mellon Corporation	2,560,629
40,821	Brookfield Asset Management, Inc. – Class “A”	927,045
25,903	Capital One Financial Corporation	925,514
48,656	Chubb Corporation	2,452,749
62,847	Cincinnati Financial Corporation	1,633,394
89,600	Citigroup, Inc.	433,664
44,800	Comerica, Inc.	1,329,216
36,100	EMC Insurance Group, Inc.	762,793
40,066	Erie Indemnity Company – Class “A”	1,500,872
58,700	Financial Select Sector SPDR Fund (ETF)	876,978
85,900	First Potomac Realty Trust (REIT)	993,004

61

Portfolio of Investments (continued)
VALUE FUND
September 30, 2009

Shares		Security	Value

		Financials (continued)
102,300		Hudson City Bancorp, Inc.	$ 1,345,245
68,300		Invesco, Ltd.	1,554,508
203,100		Investors Real Estate Trust (REIT)	1,836,024
100,200		JPMorgan Chase & Company	4,390,764
58,600		KeyCorp	380,900
53,600		Morgan Stanley	1,655,168
136,100		NewAlliance Bancshares, Inc.	1,456,270
145,300		People’s United Financial, Inc.	2,260,868
47,100		Plum Creek Timber Company, Inc. (REIT)	1,443,144
41,300		PNC Financial Services Group, Inc.	2,006,767
49,300		Protective Life Corporation	1,056,006
16,800		SunTrust Banks, Inc.	378,840
34,600		Waddell & Reed Financial, Inc. – Class “A”	984,370
87,200		Wells Fargo & Company	2,457,296
107,400		Westfield Financial, Inc.	909,678

			47,729,896

		Health Care—8.5%
101,900		Abbott Laboratories	5,040,993
33,400		Becton, Dickinson & Company	2,329,650
44,775		Covidien PLC	1,936,967
58,600		GlaxoSmithKline PLC (ADR)	2,315,286
98,800		Johnson & Johnson	6,015,932
48,900		Medtronic, Inc.	1,799,520
55,100		Novartis AG (ADR)	2,775,938
189,500		Pfizer, Inc.	3,136,225
67,300		Schering-Plough Corporation	1,901,225

			27,251,736

		Industrials—11.2%
41,600		3M Company	3,070,080
14,200		ABM Industries, Inc.	298,768
8,700		Alexander & Baldwin, Inc.	279,183
30,600	*	Armstrong World Industries, Inc.	1,054,476
47,400		Avery Dennison Corporation	1,706,874
70,100		Dover Corporation	2,717,076
31,400		Emerson Electric Company	1,258,512
34,200		Equifax, Inc.	996,588
43,100		General Dynamics Corporation	2,784,260
149,800		General Electric Company	2,459,716
76,000		Honeywell International, Inc.	2,823,400

62

Shares		Security	Value

		Industrials (continued)
23,900		Hubbell, Inc. – Class “B”	$ 1,003,800
54,900		Illinois Tool Works, Inc.	2,344,779
40,800		ITT Corporation	2,127,720
38,430		Lawson Products, Inc.	669,066
37,400		Norfolk Southern Corporation	1,612,314
51,600		Pitney Bowes, Inc.	1,282,260
47,800		Textainer Group Holdings, Ltd.	765,278
38,175		Tyco International, Ltd.	1,316,274
49,000		United Parcel Service, Inc. – Class “B”	2,767,030
30,000		Waste Management, Inc.	894,600
86,000		Werner Enterprises, Inc.	1,602,180

			35,834,234

		Information Technology—7.9%
79,700		Automatic Data Processing, Inc.	3,132,210
110,900		AVX Corporation	1,323,037
43,365		Bel Fuse, Inc. – Class “B”	825,236
42,600	*	Electronic Arts, Inc.	811,530
87,900		Hewlett-Packard Company	4,149,759
59,300		Intel Corporation	1,160,501
15,700		International Business Machines Corporation	1,877,877
146,400		Methode Electronics, Inc.	1,269,288
145,200		Microsoft Corporation	3,759,228
80,900		Molex, Inc.	1,689,192
132,300		Nokia Corporation – Class “A” (ADR)	1,934,226
53,600		Texas Instruments, Inc.	1,269,784
47,875		Tyco Electronics, Ltd.	1,066,655
39,800		Xilinx, Inc.	932,116

			25,200,639

		Materials—5.9%
36,700		Air Products & Chemicals, Inc.	2,847,186
70,200		Alcoa, Inc.	921,024
88,000		Bemis Company, Inc.	2,280,080
25,900		Compass Minerals International, Inc.	1,595,958
106,500		Dow Chemical Company	2,776,455
111,000		DuPont (E.I.) de Nemours & Company	3,567,540

63

Portfolio of Investments (continued)
VALUE FUND
September 30, 2009

Shares	Security	Value

	Materials (continued)
72,300	Glatfelter	$ 830,004
29,100	PPG Industries, Inc.	1,693,911
89,200	Sonoco Products Company	2,456,568

		18,968,726

	Telecommunication Services—3.3%
175,230	AT&T, Inc.	4,732,962
29,045	CenturyTel, Inc.	975,912
24,000	Telephone & Data Systems, Inc.	744,240
30,000	Telephone & Data Systems, Inc. – Special Shares	890,400
108,128	Verizon Communications, Inc.	3,273,035

		10,616,549

	Utilities—4.7%
40,900	American Electric Power Company, Inc.	1,267,490
20,150	American States Water Company	729,027
61,100	Duke Energy Corporation	961,714
33,200	FPL Group, Inc.	1,833,636
9,900	Integrys Energy Group, Inc.	355,311
80,050	MDU Resources Group, Inc.	1,669,043
130,600	NiSource, Inc.	1,814,034
36,800	ONEOK, Inc.	1,347,616
67,500	Portland General Electric Company	1,331,100
56,700	Southwest Gas Corporation	1,450,386
61,700	Vectren Corporation	1,421,568
21,700	Wisconsin Energy Corporation	980,189

		15,161,114

Total Value of Common Stocks (cost $294,421,997)		302,316,070

	PREFERRED STOCKS—.7%
	Telecommunication Services—.4%
49,800	AT&T, Inc., 6.375%, 2056	1,332,150

	Utilities—.3%
36,600	Entergy Louisiana, LLC, 7.6%, 2032	927,810

Total Value of Preferred Stocks (cost $2,171,926)		2,259,960

64

Principal
Amount	Security	Value
	SHORT-TERM INVESTMENTS—4.9%
	Money Market Fund
$15,725M	First Investors Cash Reserve Fund, .39% (cost $15,725,000)**	$ 15,725,000
Total Value of Investments (cost $312,318,923)	99.8%	320,301,030
Other Assets, Less Liabilities	.2	519,915

Net Assets	100.0%	$320,820,945

*	Non-income producing
**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
September 30, 2009 (see Note 2).

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2009:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$302,316,070	$—	$—	$302,316,070
Preferred Stocks	2,259,960	—	—	2,259,960
Money Market Fund	15,725,000	—	—	15,725,000
Total Investments in Securities*	$320,301,030	$—	$—	$320,301,030

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

See notes to financial statements	65

Portfolio Manager’s Letter
BLUE CHIP FUND

Dear Investor:

This is the annual report for the First Investors Blue Chip Fund for the fiscal year ended September 30, 2009. During the period, the Fund’s return on a net asset value basis was –8.4% for Class A shares and –9.0% for Class B shares, including dividends of 20.0 cents per share on Class A shares and 9.1 cents per share on Class B shares.

The past year was defined by the volatile performance of the equity markets. During the first part of the review period, the markets were in a steep free fall, culminating with a multi-decade market low achieved on March 9, 2009. During this period, equities fell over 42% (as measured by the S&P 500 Index) from September 30, 2008, as the bankruptcy of Lehman Brothers and the ensuing freeze up of the credit markets, caused aftershocks in the global markets. Only after U.S. and global regulators took extraordinary measures to supply massive financial aid and intervention, such as through the TARP program, did the markets stabilize. Since then, the markets have rallied convincingly from the lows hit in March. Stocks are up over 50% (as measured by S&P 500 Index returns) during this period, and have recovered much of the value lost over the first part of the review period. Gloom has been giving rise to hope, as investors now anticipate that an economic recovery may be at hand.

The Fund’s performance largely reflected the negative effect of the economic downturn on corporate earnings. At the center of the storm was the financials sector, which was also the area of greatest weakness in the Fund, despite reducing its overall sector weighting as well as attempting to minimize exposure to companies facing the most difficulty. Other sectors that turned in weak results for the Fund were energy, materials, and industrials due to reduced end-user demand during the recession. The worst performing holdings of the Fund included General Electric, a conglomerate with a big finance arm, integrated energy company ConocoPhillips, and Bank of America. GE and Bank of America were both heavily affected by the meltdown in the real estate and credit markets. More modest losses were generated in the consumer staples, consumer discretionary, utilities and health care sectors.

The only sectors to generate positive returns were telecommunications services and information technology. In telecommunications, while shares of AT&T and Verizon lost some value, the losses were more than offset by the companies’ large dividend payouts. There were several companies in the technology sector that generated strong earnings results due to new innovations and unique product offerings. A few of our technology holdings, including electronics giant Apple, data storage and security software provider EMC and desktop publishing software company Adobe Systems, provided significant positive contributions during the review period.

66

The Fund continues to invest in shares of large companies that display industry leadership and growth potential while trading at reasonable valuations.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Matthew S. Wright
Portfolio Manager

October 30, 2009

67

Fund Expenses (unaudited)
BLUE CHIP FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/09)	(9/30/09)	(4/1/09–9/30/09)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,282.30	$8.87
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.30	$7.84
Expense Example – Class B Shares
Actual	$1,000.00	$1,278.17	$12.85
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,013.79	$11.36

* Expenses are equal to the annualized expense ratio of 1.55% for Class A shares and 2.25% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total market value of investments.

68

Cumulative Performance Information (unaudited)

BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Blue Chip Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Blue Chip Fund (Class A shares) beginning 9/30/99 with a theoretical investment in the Standard & Poor’s 500 Index (the ”Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/09) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been (.69%) and (2.36%), respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been (.61%) and (2.44%), respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

69

Portfolio of Investments
BLUE CHIP FUND
September 30, 2009

Shares		Security	Value

		COMMON STOCKS—98.1%
		Consumer Discretionary—9.2%
24,400		Best Buy Company, Inc.	$ 915,488
47,394		Comcast Corporation – Class “A”	800,485
138,050		Comcast Corporation – Special Class “A”	2,219,844
106,100		H&R Block, Inc.	1,950,118
127,700		Home Depot, Inc.	3,401,928
35,600	*	Kohl’s Corporation	2,030,980
157,000		Lowe’s Companies, Inc.	3,287,580
50,100		McDonald’s Corporation	2,859,207
113,200		News Corporation – Class “A”	1,357,268
29,500		NIKE, Inc. – Class “B”	1,908,650
37,100		Omnicom Group, Inc.	1,370,474
67,600		Staples, Inc.	1,569,672
46,200		Target Corporation	2,156,616
94,433		Time Warner, Inc.	2,717,782
70,600	*	Viacom, Inc. – Class “B”	1,979,624
143,400		Walt Disney Company	3,937,764

			34,463,480

		Consumer Staples—15.3%
81,600		Altria Group, Inc.	1,453,296
67,100		Avon Products, Inc.	2,278,716
129,500		Coca-Cola Company	6,954,150
20,700		Colgate-Palmolive Company	1,578,996
46,900		Costco Wholesale Corporation	2,647,974
112,100		CVS Caremark Corporation	4,006,454
22,100		General Mills, Inc.	1,422,798
64,500		Kimberly-Clark Corporation	3,804,210
128,024		Kraft Foods, Inc. – Class “A”	3,363,190
42,700		Kroger Company	881,328
112,300		PepsiCo, Inc.	6,587,518
94,900		Philip Morris International, Inc.	4,625,426
102,640		Procter & Gamble Company	5,944,909
51,700		Safeway, Inc.	1,019,524
112,100		Walgreen Company	4,200,387
136,130		Wal-Mart Stores, Inc.	6,682,622

			57,451,498

70

Shares		Security	Value

		Energy—10.7%
42,000		BP PLC (ADR)	$ 2,235,660
107,500		Chevron Corporation	7,571,225
89,870		ConocoPhillips	4,058,529
35,200		Devon Energy Corporation	2,370,016
160,700		ExxonMobil Corporation	11,025,627
68,790		Halliburton Company	1,865,585
22,100		Hess Corporation	1,181,466
61,000		Marathon Oil Corporation	1,945,900
62,700		Schlumberger, Ltd.	3,736,920
78,450		Spectra Energy Corporation	1,485,843
23,251	*	Transocean, Ltd.	1,988,658
46,470		Valero Energy Corporation	901,053

			40,366,482

		Financials—11.4%
45,800		ACE, Ltd.	2,448,468
48,700		Allstate Corporation	1,491,194
98,000		American Express Company	3,322,200
170,236		Bank of America Corporation	2,880,393
130,387		Bank of New York Mellon Corporation	3,779,919
850	*	Berkshire Hathaway, Inc. – Class “B”	2,824,550
43,000		Capital One Financial Corporation	1,536,390
50,700		Chubb Corporation	2,555,787
92,000		Citigroup, Inc.	445,280
135,100		Financial Select Sector SPDR Fund (ETF)	2,018,394
63,800		Hudson City Bancorp, Inc.	838,970
173,868		JPMorgan Chase & Company	7,618,896
61,700		Marsh & McLennan Companies, Inc.	1,525,841
65,300		Morgan Stanley	2,016,464
20,000		PNC Financial Services Group, Inc.	971,800
51,400		Travelers Companies, Inc.	2,530,422
64,500		U.S. Bancorp	1,409,970
87,100		Wells Fargo & Company	2,454,478

			42,669,416

		Health Care—15.0%
120,100		Abbott Laboratories	5,941,347
68,000	*	Amgen, Inc.	4,095,640
16,300		Baxter International, Inc.	929,263
146,300		Bristol-Myers Squibb Company	3,294,676
24,400		C.R. Bard, Inc.	1,918,084

71

Portfolio of Investments (continued)
BLUE CHIP FUND
September 30, 2009

Shares		Security	Value

		Health Care (continued)
22,800	*	Genzyme Corporation	$ 1,293,444
39,600	*	Gilead Sciences, Inc.	1,844,568
184,800		Johnson & Johnson	11,252,472
42,300		McKesson Corporation	2,518,965
93,700		Medtronic, Inc.	3,448,160
91,800		Merck & Company, Inc.	2,903,634
75,300		Novartis AG (ADR)	3,793,614
328,860		Pfizer, Inc.	5,442,633
56,800	*	St. Jude Medical, Inc.	2,215,768
44,200		Teva Pharmaceutical Industries, Ltd. (ADR)	2,234,752
50,400		UnitedHealth Group, Inc.	1,262,016
38,800		Wyeth	1,884,904
1,800	*	Zimmer Holdings, Inc.	96,210

			56,370,150

		Industrials—11.6%
50,900		3M Company	3,756,420
44,200		Danaher Corporation	2,975,544
37,100		Dover Corporation	1,437,996
70,700		Emerson Electric Company	2,833,656
434,300		General Electric Company	7,131,206
62,200		Honeywell International, Inc.	2,310,730
43,500		Illinois Tool Works, Inc.	1,857,885
37,800		ITT Corporation	1,971,270
37,200		Lockheed Martin Corporation	2,904,576
17,600		Norfolk Southern Corporation	758,736
37,600		Northrop Grumman Corporation	1,945,800
46,500		Raytheon Company	2,230,605
64,725		Tyco International, Ltd.	2,231,718
34,700		United Parcel Service, Inc. – Class “B”	1,959,509
92,600		United Technologies Corporation	5,642,118
54,600		Waste Management, Inc.	1,628,172

			43,575,941

		Information Technology—18.3%
49,220		Accenture PLC	1,834,429
30,500	*	Activision Blizzard, Inc.	377,895
44,200	*	Adobe Systems, Inc.	1,460,368
36,000		Analog Devices, Inc.	992,880
17,400	*	Apple, Inc.	3,225,438
72,100		Applied Materials, Inc.	966,140

72

Shares		Security	Value

		Information Technology (continued)
48,000		Automatic Data Processing, Inc.	$ 1,886,400
272,200	*	Cisco Systems, Inc.	6,407,588
87,500	*	Dell, Inc.	1,335,250
178,425	*	EMC Corporation	3,040,362
137,300		Hewlett-Packard Company	6,481,933
251,400		Intel Corporation	4,919,898
54,700		International Business Machines Corporation	6,542,667
523,645		Microsoft Corporation	13,557,169
143,400		Nokia Corporation – Class “A” (ADR)	2,096,508
183,300		Oracle Corporation	3,819,972
55,170		QUALCOMM, Inc.	2,481,547
108,800	*	Symantec Corporation	1,791,936
109,900		Texas Instruments, Inc.	2,603,531
103,000		Western Union Company	1,948,760
56,200	*	Yahoo!, Inc.	1,000,922

			68,771,593

		Materials—1.9%
89,900		Dow Chemical Company	2,343,693
81,700		DuPont (E.I.) de Nemours & Company	2,625,838
35,100		Newmont Mining Corporation	1,545,102
10,600		PPG Industries, Inc.	617,026

			7,131,659

		Telecommunication Services—2.9%
206,300		AT&T, Inc.	5,572,163
179,200		Verizon Communications, Inc.	5,424,384

			10,996,547

		Utilities—1.8%
62,500		American Electric Power, Inc.	1,936,875
165,500		Duke Energy Corporation	2,604,970
29,700		FPL Group, Inc.	1,640,331
9,800		Wisconsin Energy Corporation	442,666

			6,624,842

Total Value of Common Stocks (cost $312,198,008)			368,421,608

73

Portfolio of Investments (continued)
BLUE CHIP FUND
September 30, 2009

Principal
Amount	Security		Value

	SHORT-TERM INVESTMENTS—2.0%
	Money Market Fund
$7,485M	First Investors Cash Reserve Fund, .39% (cost $7,485,000)**		$ 7,485,000

Total Value of Investments (cost $319,683,008)		100.1%	375,906,608
Excess of Liabilities Over Other Assets		(.1)	(546,058)

Net Assets		100.0%	$375,360,550

*	Non-income producing
**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
September 30, 2009 (see Note 2).

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2009:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$368,421,608	$—	$—	$368,421,608
Money Market Fund	7,485,000	—	—	7,485,000
Total Investments in Securities*	$375,906,608	$—	$—	$375,906,608

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

74	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Growth & Income Fund for the fiscal year ended September 30, 2009. During the period, the Fund’s return on a net asset value basis was –6.9% for Class A shares and –7.6% for Class B shares, including dividends of 13.7 cents per share on Class A shares, 9.9 cents per shares on B shares, and capital gains distributions of 2.3 cents per share for both Class A and Class B shares.

The Fund’s results were driven by the volatile performance of the equity markets. During the first part of the review period, the markets were in a steep free fall, culminating with a multi-decade market low achieved on March 9, 2009. During this period, equities fell over 42% (as measured by the S&P 500 Index) from September 30, 2008, as the bankruptcy of Lehman Brothers and the ensuing freeze up of the credit markets, caused aftershocks in the global markets. Only after U.S. and global regulators took extraordinary measures to supply massive financial aid and intervention, such as through the TARP program, did the markets stabilize. Since then, the markets have rallied convincingly from the lows hit in March. Stocks are up over 50% (as measured by S&P 500 Index returns) during this period, and have recovered much of the value lost over the first part of the review period. Gloom has been giving rise to hope, as investors now anticipate that an economic recovery may be at hand.

With this as a backdrop, the Fund assumed a relatively conservative position, choosing to underweight or avoid volatile and uncertain areas of the market. This strategy benefited the Fund during the market decline, but caused the Fund to lag during the recovery phase beginning in March of 2009. For the period overall, the Fund performed in line with the S&P 500 Index. Following the strategy from last fiscal year, the Fund remained underweight the financials sector for the entire year, as we were concerned that uncertainty over continuing loan losses, inadequate capital structures and ongoing governmental involvement would impair valuations for equity holders for some time to come. The Fund likewise reduced its holdings in the volatile energy sector, as global recession has dampened usage, and energy pricing still seems to hold a speculative bias that is not reflective of true underlying supply and demand. Oil has had its own volatile year, starting the period at $121 a barrel, falling to $31 in December 2008, and rebounding to over $70 on September 30, 2009.

The Fund’s weightings in consumer staples and health care increased throughout the year, as these sectors demonstrated solid earnings and were generally immune from the economic chaos. Overall stock selection and weightings benefited the Fund’s relative performance most notably within investments in these sectors. Additionally, stock selection aided investments within the financials, energy, utilities and materials sectors. The Fund’s underweighting in the energy, financials and utilities sectors also helped

75

Portfolio Manager’s Letter
GROWTH & INCOME FUND

performance. The Fund’s performance was hurt by its investments in the technology, industrials and consumer discretionary sectors.

Notable individual performers within consumer staples included shares of small-cap direct seller NuSkin Enterprises, spice maker McCormick & Co. and tobacco giant Philip Morris International. Shares of large-cap pharmacy and drugstore operators Walgreen’s and CVS Caremark also provided solid returns. Within health care, Wyeth was a top contributor after agreeing to merge with competitor Pfizer. Biotech firm Genentech was also a top performer after agreeing to a merger offer from rival Novartis. The overall top performer was for-profit education holding Lincoln Education, which benefited from curriculum offerings that appealed to people in a high unemployment environment.

The Fund maintained a diverse market capitalization allocation during the period, ending with 60% large cap, 14% mid cap and 26% small cap, according to Lipper’s market capitalization ranges. The large-cap segment performed slightly better than its peers and small-caps performed largely in line with theirs, while the mid-cap components delivered results slightly below the benchmark.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Edwin D. Miska
Portfolio Manager and
Director of Equities, First Investors Management Company, Inc.

October 30, 2009

76

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/09)	(9/30/09)	(4/1/09–9/30/09)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,336.21	$8.67
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.65	$7.49
Expense Example – Class B Shares
Actual	$1,000.00	$1,330.96	$12.74
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.14	$11.01

* Expenses are equal to the annualized expense ratio of 1.48% for Class A shares and 2.18% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total market value of investments.

77

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 9/30/99 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/09) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

78

Portfolio of Investments
GROWTH & INCOME FUND
September 30, 2009

Shares		Security	Value

		COMMON STOCKS—99.7%
		Consumer Discretionary—14.6%
177,000	*	Big Lots, Inc.	$ 4,428,540
110,000		BorgWarner, Inc.	3,328,600
99,025		Brown Shoe Company, Inc.	794,181
195,000		CBS Corporation – Class “B”	2,349,750
210,000	*	CEC Entertainment, Inc.	5,430,600
146,250		Coach, Inc.	4,814,550
180,000	*	GameStop Corporation – Class “A”	4,764,600
68,250		Genuine Parts Company	2,597,595
215,000		H&R Block, Inc.	3,951,700
200,000		Home Depot, Inc.	5,328,000
260,000	*	Jack in the Box, Inc.	5,327,400
70,000		Limited Brands, Inc.	1,189,300
194,500	*	Lincoln Educational Services Corporation	4,450,160
50,000	*	Luxottica Group SpA (ADR)	1,291,500
110,000		McDonald’s Corporation	6,277,700
445,000	*	Morgans Hotel Group Company	2,411,900
340,000		Newell Rubbermaid, Inc.	5,334,600
50,000		NIKE, Inc. – Class “B”	3,235,000
48,750		Polo Ralph Lauren Corporation – Class “A”	3,735,225
313,875	*	Ruby Tuesday, Inc.	2,642,827
175,500		Staples, Inc.	4,075,110
93,502	*	Steiner Leisure, Ltd.	3,343,631
741,800		Stewart Enterprises, Inc. – Class “A”	3,879,614
234,000		Wyndham Worldwide Corporation	3,818,880

			88,800,963

		Consumer Staples—16.8%
420,000		Altria Group, Inc.	7,480,200
100,000		Avon Products, Inc.	3,396,000
110,000	*	Chattem, Inc.	7,305,100
115,000		Coca-Cola Company	6,175,500
300,000		CVS Caremark Corporation	10,722,000
170,000		Dean Foods Company	3,024,300
104,581		Kraft Foods, Inc. – Class “A”	2,747,343
185,000		McCormick & Company, Inc.	6,278,900
569,700		Nu Skin Enterprises, Inc. – Class “A”	10,556,541
100,000		PepsiCo, Inc.	5,866,000
225,000		Philip Morris International, Inc.	10,966,500
90,562		Procter & Gamble Company	5,245,351
228,750		Safeway, Inc.	4,510,950

79

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2009

Shares		Security	Value

		Consumer Staples (continued)
50,764		Tootsie Roll Industries, Inc.	$ 1,207,168
250,000		Walgreen Company	9,367,500
146,250		Wal-Mart Stores, Inc.	7,179,413

			102,028,766

		Energy—7.8%
58,046		Anadarko Petroleum Corporation	3,641,226
368,625	*	Cal Dive International, Inc.	3,645,701
87,750		ConocoPhillips	3,962,790
100,000		ExxonMobil Corporation	6,861,000
6,920		Hugoton Royalty Trust	123,937
76,519		Marathon Oil Corporation	2,440,956
182,700		Noble Corporation	6,935,292
78,000		Sasol, Ltd. (ADR)	2,973,360
230,000		Suncor Energy, Inc.	7,948,800
53,208	*	Transocean, Ltd.	4,550,880
110,000		XTO Energy, Inc.	4,545,200

			47,629,142

		Financials—9.5%
50,700		American Express Company	1,718,730
102,625		Astoria Financial Corporation	1,132,980
64,260		Bank of America Corporation	1,087,279
182,000		Brookline Bancorp, Inc.	1,769,040
63,745		Capital One Financial Corporation	2,277,609
61,150		Citigroup, Inc.	295,966
97,500		Discover Financial Services	1,582,425
550,000		Financial Select Sector SPDR Fund (ETF)	8,217,000
175,500		First Mercury Financial Corporation	2,337,660
48,750		Hartford Financial Services Group, Inc.	1,291,875
230,000		Hudson City Bancorp, Inc.	3,024,500
173,062		JPMorgan Chase & Company	7,583,577
88,725		KeyCorp	576,713
165,750		Morgan Stanley	5,118,360
250,000		New York Community Bancorp, Inc.	2,855,000
265,000		NewAlliance Bancshares, Inc.	2,835,500
200,000		SPDR KBW Regional Banking (ETF)	4,264,000
353,166		Sunstone Hotel Investors, Inc. (REIT)	2,507,479
100,000		U.S. Bancorp	2,186,000

80

Shares		Security	Value

		Financials (continued)
90,000		Urstadt Biddle Properties – Class “A” (REIT)	$ 1,313,100
58,500		Webster Financial Corporation	729,495
107,250		Wells Fargo & Company	3,022,305

			57,726,593

		Health Care—14.6%
155,000		Abbott Laboratories	7,667,850
45,532	*	Amgen, Inc.	2,742,392
55,000		Baxter International, Inc.	3,135,550
100,000		Becton, Dickinson & Company	6,975,000
65,000	*	Cephalon, Inc.	3,785,600
70,000	*	Genzyme Corporation	3,971,100
120,000	*	Gilead Sciences, Inc.	5,589,600
170,625		Johnson & Johnson	10,389,356
70,000	*	Laboratory Corporation of America Holdings	4,599,000
133,125		Medtronic, Inc.	4,899,000
97,500		Merck & Company, Inc.	3,083,925
170,000		Perrigo Company	5,778,300
414,375		Pfizer, Inc.	6,857,906
160,000	*	PSS World Medical, Inc.	3,492,800
121,875		Sanofi-Aventis (ADR)	4,503,281
65,000	*	St. Jude Medical, Inc.	2,535,650
65,000	*	Thermo Fisher Scientific, Inc.	2,838,550
120,000		Wyeth	5,829,600

			88,674,460

		Industrials—14.0%
78,000		3M Company	5,756,400
130,000	*	AAR Corporation	2,852,200
82,485		Alexander & Baldwin, Inc.	2,646,944
129,382	*	Altra Holdings, Inc.	1,447,784
185,000	*	Armstrong World Industries, Inc.	6,375,100
58,500		Baldor Electric Company	1,599,390
97,500	*	BE Aerospace, Inc.	1,963,650
35,000		Burlington Northern Santa Fe Corporation	2,794,050
175,500		Chicago Bridge & Iron Company NV – NY Shares	3,278,340
135,000	*	DynCorp International, Inc. – Class “A”	2,430,000
115,000	*	Esterline Technologies Corporation	4,509,150
219,375		General Electric Company	3,602,137
50,000		Harsco Corporation	1,770,500
136,500		Honeywell International, Inc.	5,070,975

81

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2009

Shares		Security	Value

		Industrials (continued)
121,875		IDEX Corporation	$ 3,406,406
60,000		Lockheed Martin Corporation	4,684,800
216,450	*	Mobile Mini, Inc.	3,757,572
60,000		Northrop Grumman Corporation	3,105,000
142,888	*	PGT, Inc.	410,089
96,743	*	Pinnacle Airlines Corporation	648,178
95,000		Raytheon Company	4,557,150
78,900		Republic Services, Inc.	2,096,373
300,100		TAL International Group, Inc.	4,267,422
175,000		Textainer Group Holdings, Ltd.	2,801,750
97,500		Tyco International, Ltd.	3,361,800
100,000		United Technologies Corporation	6,093,000

			85,286,160

		Information Technology—15.5%
9,400	*	Avago Technologies, Ltd.	160,458
80,000	*	Blackboard, Inc.	3,022,400
85,000	*	CACI International, Inc. – Class “A”	4,017,950
200,000	*	Cisco Systems, Inc.	4,708,000
361,725	*	EMC Corporation	6,163,794
100,000		Harris Corporation	3,760,000
150,000		Hewlett-Packard Company	7,081,500
180,375		Intel Corporation	3,529,939
108,525		International Business Machines Corporation	12,980,675
52,200	*	ManTech International Corporation – Class “A”	2,461,752
450,000		Microsoft Corporation	11,650,500
23,700	*	NCI, Inc. – Class “A”	679,242
308,125		Nokia Corporation – Class “A” (ADR)	4,504,788
248,625	*	Parametric Technology Corporation	3,435,998
156,000		QUALCOMM, Inc.	7,016,880
246,200	*	SRA International, Inc. – Class “A”	5,315,458
425,625	*	Symantec Corporation	7,010,044
100,000	*	TIBCO Software, Inc.	949,000
30,000	*	Websense, Inc.	504,000
195,000		Western Union Company	3,689,400
60,000		Xilinx, Inc.	1,405,200

			94,046,978

82

Shares or
Principal
Amount	Security		Value

	Materials—3.7%
149,000	Bemis Company, Inc.		$ 3,860,590
125,000	Celanese Corporation – Series “A”		3,125,000
80,000	Freeport-McMoRan Copper & Gold, Inc.		5,488,800
40,000	Praxair, Inc.		3,267,600
229,125	RPM International, Inc.		4,236,521
146,250	Temple-Inland, Inc.		2,401,425

			22,379,936

	Telecommunication Services—2.4%
234,000	AT&T, Inc.		6,320,340
280,000	Verizon Communications, Inc.		8,475,600

			14,795,940

	Utilities—.8%
112,515	Atmos Energy Corporation		3,170,673
48,371	Consolidated Edison, Inc.		1,980,309

			5,150,982

Total Value of Common Stocks (cost $588,174,458)			606,519,920

	SHORT-TERM INVESTMENTS—.9%
	Money Market Fund
$5,405M	First Investors Cash Reserve Fund, .39% (cost $5,405,000)**		5,405,000

Total Value of Investments (cost $593,579,458)		100.6%	611,924,920
Excess of Liabilities Over Other Assets		(.6)	(3,633,548)

Net Assets		100.0%	$608,291,372

*	Non-income producing
**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
September 30, 2009 (see Note 2).

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

83

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2009

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

 Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2009:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$606,519,920	$—	$—	$606,519,920
Money Market Fund	5,405,000	—	—	5,405,000
Total Investments in Securities*	$$611,924,920	$—	$—	$$611,924,920

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

84	See notes to financial statements

Portfolio Manager’s Letter
GLOBAL FUND

Dear Investor:

This is the annual report for the First Investors Global Fund for the fiscal year ended September 30, 2009. During the period, the Fund’s return on a net asset value basis was 0.5% for Class A shares and –0.4% for Class B shares, including dividends of 3.9 cents per share on Class A shares and 3.3 cents per share on Class B shares.

While the Fund’s performance for the past year has been relatively flat, the market saw both dramatic rises and falls during the reporting period. During the first part of the review period, the markets were in a steep free fall, culminating with a multi-decade market low achieved on March 9, 2009. During this period, global equities fell over 41%, (as measured by the MSCI All Country World Free Index (the “MSCI ACWFI”)) from September 30, 2008, as the bankruptcy of Lehman Brothers and the ensuing freeze up of the credit markets caused aftershocks in the global markets. Only after U.S. and global regulators took extraordinary measures to supply massive financial aid and intervention, such as through the TARP program, did the markets stabilize. Since then, the markets have rallied convincingly from the lows hit in March. Global stocks were up 70% (as measured by the MSCI ACWFI) during this period, and have recovered all the value lost over the first part of the review period. Amid this backdrop, the Fund’s return performed in line with the MSCI ACWFI. Within the Index, Pacific Developed ex-Japan (23.9%) and Emerging Markets (19.7%) posted strong returns, while the U.S. (–6.7%), the U.K. (–1.1%), and Japan (–0.3%) lagged. There was also a wide disparity in sector returns, with the technology sector up 10.3% over the year while financials declined 5.9%.

Though financials was the weakest sector in the Index, the Fund’s relative stock selection in financials was strong. Nevertheless, strong stock selection in the financials and consumer discretionary sectors was offset by disappointing results in the energy, utilities and consumer staples sectors.

On a regional basis, positive security selection in Europe offset the portfolio’s underweight position in strong performing Emerging Markets, particularly China. Top contributors to relative performance during the period included Rio Tinto (materials), ING Groep (financials), and Precision Castparts (industrials). Shares of diversified mining company Rio Tinto were purchased in late 2008 when we believed the market was overly pessimistic about the company’s ability to refinance its debt; the company subsequently benefited from rising copper prices and the company’s reduced balance sheet risk following successful debt and rights issues and a planned iron ore joint venture with BHP. Shares of ING Groep, a Netherlands-based global banking, investments and insurance company, rose after the company announced plans to reduce risk by selling certain operations, refocusing on Europe, and managing its banking and

85

Portfolio Manager’s Letter
GLOBAL FUND

insurance operations separately. Shares of complex metal component manufacturer Precision Castparts rose as the company was able to maintain its profitability by controlling costs as overall industrial demand declined.

The largest detractors from relative performance during the period included Simon Property Group (financials), Sumitomo Mitsui Financial Group (financials) and Transocean (energy). Shares of Simon Property, which owns and operates regional malls in upscale areas, suffered in 2008 as big U.S. homebuilders and real estate companies alike slumped as housing starts fell to a record low and concerns about the commercial real estate market grew. Shares of Sumitomo Mitsui Financial, a Japan-based financial holding company and Japan’s third largest bank, fell sharply as big Japanese banks were hit by concerns about their capital strength. We continue to believe that Japanese banks are undervalued when compared to both their own history and global peers. Shares of Transocean, an international provider of offshore contract drilling services for oil and gas wells, fell after the company reported quarterly results that missed expectations and as a drop in crude oil prices weighed on energy stocks. Falling prices, coupled with the effects of the global financial crisis, have prompted investor questions about budgets and cash flow at exploration and production companies, which need to spend heavily to drill for oil and gas.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Nicolas Choumenkovitch
Portfolio Manager

October 30, 2009

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/09)	(9/30/09)	(4/1/09–9/30/09)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,411.33	$11.12
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.84	$9.30

Expense Example – Class B Shares
Actual	$1,000.00	$1,405.03	$15.31
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,012.34	$12.81

Fund Expenses (unaudited)
GLOBAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

*	Expenses are equal to the annualized expense ratio of 1.84% for Class A shares and 2.54% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total market value of investments.

87

Cumulative Performance Information (unaudited)
GLOBAL FUND

Comparison of change in value of $10,000 investment in the First Investors Global Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) All Country World Free Index.

The graph compares a $10,000 investment in the First Investors Global Fund (Class A shares) beginning 9/30/99 with a theoretical investment in the MSCI All Country World Free Index (the “Index”). The Index represents both the developed and the emerging markets. The Index includes 45 countries of which 22 are emerging markets. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/09) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (5.27%), 3.21% and .58%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (4.35%), 3.38% and .46%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. MSCI All Country World Free Index figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

88

Portfolio of Investments
GLOBAL FUND
September 30, 2009

Shares		Security	Value

		COMMON STOCKS—94.0%
		United States—42.2%
32,205		Abbott Laboratories	$ 1,593,181
13,800		Abercrombie & Fitch Company – Class “A”	453,744
15,900		Accenture PLC	592,593
5,870		ACE, Ltd.	313,810
33,010		Aflac, Inc.	1,410,847
17,600	*	Alliance Data Systems Corporation	1,075,008
23,500		American Electric Power Company, Inc.	728,265
17,700		Ameriprise Financial, Inc.	643,041
26,075	*	Amgen, Inc.	1,570,497
39,130		Apache Corporation	3,593,308
3,250	*	Apple, Inc.	602,453
55,400		Assured Guaranty, Ltd.	1,075,868
81,225		AT&T, Inc.	2,193,887
87,300		Bank of America Corporation	1,477,116
14,100		Best Buy Company, Inc.	529,032
7,535		Boeing Company	408,020
16,900	*	Broadcom Corporation – Class “A”	518,661
11,700	*	Cephalon, Inc.	681,408
146,090	*	Cisco Systems, Inc.	3,438,959
97,545		Citigroup, Inc.	472,118
50,270		Coach, Inc.	1,654,888
16,150		Consol Energy, Inc.	728,527
74,205		Corning, Inc.	1,136,079
29,795		Covidien PLC	1,288,932
22,900		CVS Caremark Corporation	818,446
30,200		D.R. Horton, Inc.	344,582
18,500		Deere & Company	794,020
22,300	*	eBay, Inc.	526,503
151,360	*	EMC Corporation	2,579,174
16,405		Exelon Corporation	814,016
24,095		ExxonMobil Corporation	1,653,158
15,425		FedEx Corporation	1,160,269
17,600		Flowserve Corporation	1,734,304
8,420		Fluor Corporation	428,157
4,900		Freeport-McMoRan Copper & Gold, Inc.	336,189
11,900	*	GameStop Corporation – Class “A”	314,993
134,100		General Electric Company	2,201,922
12,650		Goldman Sachs Group, Inc.	2,332,028
5,075	*	Google, Inc. – Class “A”	2,516,439
8,500		H.J. Heinz Company	337,875
22,011		Halliburton Company	596,938
54,115		Hartford Financial Services Group, Inc.	1,434,048

89

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2009

Shares		Security	Value

		United States (continued)
52,575		Hewlett-Packard Company	$ 2,482,066
50,560		Honeywell International, Inc.	1,878,304
52,105		Intel Corporation	1,019,695
12,295		International Business Machines Corporation	1,470,605
53,035		JPMorgan Chase & Company	2,323,994
29,385	*	Kohl’s Corporation	1,676,414
44,395		Lowe’s Companies, Inc.	929,631
31,700		Marathon Oil Corporation	1,011,230
14,935		Martin Marietta Materials, Inc.	1,375,065
28,455		Maxim Integrated Products, Inc.	516,174
8,600		McDonald’s Corporation	490,802
57,330		Medtronic, Inc.	2,109,744
67,430		Merck & Company, Inc.	2,132,811
55,800	*	Micron Technology, Inc.	457,560
106,245		Microsoft Corporation	2,750,683
12,645		Mosaic Company	607,845
41,400		Noble Corporation	1,571,544
10,100		Noble Energy, Inc.	666,196
43,720		Nordstrom, Inc.	1,335,209
19,640		Nucor Corporation	923,276
109,375		Oracle Corporation	2,279,375
44,310		PepsiCo, Inc.	2,599,225
64,730		Pfizer, Inc.	1,071,282
45,580		Philip Morris International, Inc.	2,221,569
31,755		Precision Castparts Corporation	3,234,882
56,175		Procter & Gamble Company	3,253,656
42,105		QUALCOMM, Inc.	1,893,883
45,390		Staples, Inc.	1,053,956
13,885		Texas Instruments, Inc.	328,936
20,295	*	Thermo Fisher Scientific, Inc.	886,283
16,203	*	Transocean, Ltd.	1,385,843
25,290		U.S. Bancorp	552,839
25,020	*	Ultra Petroleum Corporation	1,224,979
63,490		UnitedHealth Group, Inc.	1,589,790
46,175		Wal-Mart Stores, Inc.	2,266,731
71,110		Wells Fargo & Company	2,003,880
7,500	*	WESCO International, Inc.	216,000
60,235		Western Union Company	1,139,646
10,200	*	Whiting Petroleum Corporation	587,316
35,400		Wyeth	1,719,732

			108,341,954

90

Shares		Security	Value

		United Kingdom—12.4%
38,442		AstraZeneca PLC	$ 1,723,972
18,300		AstraZeneca PLC (ADR)	822,585
222,294		BAE Systems PLC	1,241,504
98,744	*	Barclays PLC	584,331
145,828		BG Group PLC	2,535,227
651,745	*	GKN PLC	1,185,180
402,707		HSBC Holdings PLC	4,611,567
110,191		Imperial Tobacco Group PLC	3,186,331
894,324	*	Lloyds Banking Group PLC	1,483,269
137,532		Pearson PLC	1,695,916
276,528		Rexam PLC	1,154,319
83,043		Rio Tinto PLC	3,544,186
66,887		Standard Chartered PLC	1,649,576
158,861		Thomas Cook Group PLC	590,218
40,061	*	Wolseley PLC	965,565
256,918		WPP PLC	2,206,557
172,367	*	Xstrata PLC	2,543,120

			31,723,423

		Switzerland—7.0%
52,085		ABB, Ltd. (ADR)	1,043,783
32,882		Compagnie Financiere Richemont SA	927,851
23,924		Julius Baer Holding, Ltd. AG – Registered	1,193,145
7,852		Kuehne & Nagel International AG	681,417
58,284		Nestle SA – Registered	2,480,433
15,338		Roche Holding AG – Genusscheine	2,475,897
13,909		Synthes, Inc.	1,674,200
121,375	*	UBS AG – Registered	2,222,376
281,800	*	UBS AG – Registered	5,151,781

			17,850,883

		Japan—4.6%
25,600		Eisai Company, Ltd.	966,415
184,000		Fujitsu, Ltd.	1,206,322
212,000		Hino Motors, Ltd.	807,416
195		KDDI Corporation	1,102,027
120,000		Konica Minolta Holdings, Inc.	1,140,560
111,000	*	Mitsubishi Electric Corporation	843,022
374,000		Mitsubishi UFJ Financial Group, Inc.	2,013,380
27,000		NGK Spark Plug Company, Ltd.	345,586
179,100		Nomura Holdings, Inc.	1,106,185
4,100		OSAKA Titanium Technologies Company, Ltd.	117,686

91

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2009

Shares		Security	Value

		Japan (continued)
37,300		Softbank Corporation	$ 821,946
34,600		Sumitomo Mitsui Financial Group, Inc.	1,209,561
9,100		TOHO Titanium Company, Ltd.	123,691

			11,803,797

		Germany—4.0%
59,518		Daimler AG	3,011,874
134,356		Deutsche Post AG	2,517,714
9,159		HeidelbergCement AG	592,009
12,530		MAN SE	1,044,884
21,135		SAP AG	1,036,469
22,059		Siemens AG	2,055,224

			10,258,174

		Canada—3.7%
11,700		Agrium, Inc.	582,543
31,990		Barrick Gold Corporation	1,212,421
67,600		Brookfield Asset Management, Inc. – Class ‘A’	1,528,605
17,900		Potash Corporation of Saskatchewan, Inc.	1,616,720
17,700	*	Research in Motion, Ltd.	1,195,635
8,740		Suncor Energy, Inc.	302,054
90,400		Suncor Energy, Inc.	3,121,424

			9,559,402

		Hong Kong—2.8%
512,000		Cathay Pacific Airways, Ltd.	808,624
233,500		Esprit Holdings, Ltd.	1,566,700
866,888		Shangri-La Asia, Ltd.	1,633,095
218,000		Sun Hung Kai Properties, Ltd.	3,212,315

			7,220,734

		China—2.7%
500	*	Baidu.com, Inc. (ADR)	195,525
964,000		China Construction Bank Corporation	769,951
282,000		China Life Insurance Co., Ltd.	1,228,057
10,300	*	Ctrip.com International, Ltd. (ADR)	605,537
1,812,000		Industrial and Commercial Bank of China, Ltd.	1,365,421
4,300	*	NetEase.com, Inc. (ADR)	196,424
3,300	*	Perfect World Company, Ltd. (ADR)	158,730
20,700		PetroChina Company, Ltd. (ADR)	2,354,625

			6,874,270

92

Shares		Security	Value

		France—2.1%
15,565		BNP Paribas	$ 1,242,233
43,558		Danone SA	2,621,897
32,690	*	Renault SA	1,522,615

			5,386,745

		Spain—2.0%
106,145		Banco Santander SA	1,706,686
69,407		Enagas	1,448,748
37,474		Red Electrica Corporacion SA	1,915,522

			5,070,956

		Netherlands—1.7%
49,352	*	AEGON NV	418,474
105,591	*	ING Groep NV – CVA	1,882,990
123,246		Koninklijke (Royal) KPN NV	2,042,000

			4,343,464

		Ireland—1.1%
88,279		CRH PLC	2,449,148
15,800		Ryanair Holdings PLC (ADR)	458,832

			2,907,980

		South Africa—1.0%
11,645		Anglo Platinum, Ltd.	1,025,037
70,394		Impala Platinum Holdings, Ltd.	1,625,727

			2,650,764

		Israel—1.0%
51,400		Teva Pharmaceutical Industries, Ltd. (ADR)	2,598,784

		Brazil—1.0%
86,200		Banco Bradesco SA (ADR)	1,714,518
23,510		Companhia Energetica de Minas Gerais (ADR)	357,352
9,300		Petroleo Brasileiro SA (ADR)	426,870

			2,498,740

93

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2009

Shares		Security	Value

		South Korea—1.0%
2,188		Samsung Electronics Company, Ltd.	$ 1,513,448
16,350		Samsung Securities Company, Ltd.	953,316
			2,466,764

		Belgium—.9%
501,849		Fortis	2,348,119

		Denmark—.5%
74,434		DSV A/S	1,325,538

		Taiwan—.5%
139,509		Hon Hai Precision Industry Co., Ltd. – Registered (GDR)	1,116,072
741		HTC Corporation	32,546
			1,148,618

		India—.5%
2,800		HDFC Bank, Ltd.	331,436
16,800		Infosys Technologies, Ltd. (ADR)	814,632
			1,146,068

		Australia—.4%
87,350		Westfield Group	1,071,562

		Greece—.4%
29,055	*	National Bank of Greece SA	1,040,515

		Mexico—.3%
18,900		America Movil SA de CV (ADR) – Series “L”	828,387

		Norway—.1%
15,050		Frontline Ltd.	352,019

		Malaysia—.1%
487,600	*	Airasia Berhad	197,238
Total Value of Common Stocks (cost $197,015,558)			241,014,898

94

Shares,
Rights or
Principal
Amount		Security	Value

		PREFERRED STOCKS—1.0%
		Brazil
70,383		Itau Unibanco Holdings SA (ADR)	$ 1,418,207
49,100		Usinas Siderurgicas de Minas Gerais SA	1,291,438

Total Value of Preferred Stocks (cost $2,446,082)			2,709,645

		RIGHTS—.0%
		France
15,565	*	BNP Paribas Rights (expiring 10/13/09) (cost $18,924)	33,672

		SHORT-TERM INVESTMENTS—4.7%
		Money Market Fund
$11,955M		First Investors Cash Reserve Fund, .39% (cost $11,955,000)**	11,955,000

Total Value of Investments (cost $211,435,564)		99.7%	255,713,215
Other Assets, Less Liabilities		.3	831,907
Net Assets		100.0%	$256,545,122

*	Non-income producing
**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
September 30, 2009 (see Note 2).

Summary of Abbreviations:
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

95

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2009

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2009:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$241,014,898	$—	$—	$$241,014,898
Preferred Stocks	2,709,645	—	—	2,709,645
Rights	33,672	—	—	33,672
Money Market Fund	11,955,000	—	—	11,955,000
Total Investments in Securities*	$$255,713,215	$—	$—	$$255,713,215

* The Portfolio of Investments provides information on the country categorization for the portfolio.

96	See notes to financial statements

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Select Growth Fund for the fiscal year ended September 30, 2009. During the period, the Fund’s return on a net asset value basis was –20.3% for Class A shares and –21.0% for Class B shares.

The Fund’s performance was principally driven by the financial crisis that began last year and the rally in low quality stocks that followed the market hitting bottom in March of 2009. During the first part of the review period, the markets were in a steep free fall, culminating with a multi-decade market low achieved on March 9, 2009. During this period, equities fell over 42% (as measured by the S&P 500 Index) from September 30, 2008, as the bankruptcy of Lehman Brothers and the ensuing freeze up of the credit markets, caused aftershocks in the global markets. Only after U.S. and global regulators took extraordinary measures to supply massive financial aid and intervention, such as through the TARP program, did the markets stabilize. Since then, the markets have rallied convincingly from the lows hit in March. Stocks are up over 50% (as measured by S&P 500 Index returns) during this period. However, the best performing stocks were those stocks with low earnings quality and high price volatility. By contrast, stocks that were projected to have better than expected earnings, usually among the best performers in most economic and stock market environments, and those favored by the Fund, were among the worst performers during the period.

Earnings are an integral part of the investment process used to manage the Fund. Criteria relating to both earnings growth and earnings quality are primary metrics for selecting stocks. Over the course of the fiscal year, as the economy was deteriorating, the focus on earnings naturally concentrated the Fund in companies with better stability to their business. Thus, over time, the portfolio was more exposed to consumer staples, health care, and counter-cyclical consumer discretionary companies. This also led the Fund to have significantly less exposure to companies with high price volatility and low earnings quality. As the economy has shown signs of recovery, the Fund has found more opportunities to buy better earnings quality companies with improving growth potential in the more cyclical sectors. Thus the Fund’s exposure to companies with higher price volatility has recently increased closer to market levels.

The Fund’s underperformance relative to the Russell 3000 Growth Index was broad-based among all sectors, but its two worst performing sectors were health care and information technology. The Fund’s worst performing health care stocks during the year were Intuitive Surgical and Varian Medical Systems. These companies manufacture advanced technology in the fields of minimally invasive surgery and precision radiation treatment for cancer, respectively. With an enduring recession impacting

97

Portfolio Manager’s Letter
SELECT GROWTH FUND

admissions in hospitals, both of these companies experienced slowing demand as customers reduced capital expenditure budgets.

The information technology sector was the best performer in the benchmark, up almost 9% for the year, as many stocks turned in strong performances during the high volatility rally off the market bottom. The Fund did not participate in this rally; it had holdings such as Red Hat and Apple that helped performance, but those were more than offset by sluggish performance by service companies such as SAIC and Affili-ated Computer Services.

The Fund maintained a diverse market capitalization allocation during the year, ending with 59% large cap, 29% mid cap and 12% small cap, according to Lipper’s market capitalization ranges.

While our focus on high quality companies with strong earnings expectations was not rewarded over the past year, we remain confident in our approach over the long term. Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Sincerely

John D. Brim
Portfolio Manager

October 30, 2009

98

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/09)	(9/30/09)	(4/1/09–9/30/09)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,163.76	$8.95
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.80	$8.34

Expense Example – Class B Shares
Actual	$1,000.00	$1,159.63	$12.72
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,013.29	$11.86

*	Expenses are equal to the annualized expense ratio of 1.65% for Class A shares and 2.35% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total market value of investments.

99

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Select Growth Fund (Class A shares) and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Select Growth Fund (Class A shares) beginning 10/25/00 (inception date) with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth rates (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/09) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During some of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Total Return Since Inception would have been (5.05%)%. The Class B “S.E.C. Standardized” Total Return for Since Inception would have been (4.91%). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Russell 3000 Growth Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

100

Portfolio of Investments
SELECT GROWTH FUND
September 30, 2009

Shares		Security	Value

		COMMON STOCKS—98.8%
		Consumer Discretionary—14.0%
54,700	*	Apollo Group, Inc. – Class “A”	$ 4,029,749
164,800		Home Depot, Inc.	4,390,272
66,400		McDonald’s Corporation	3,789,448
102,300		Ross Stores, Inc.	4,886,871
16,595		Strayer Education, Inc.	3,612,400
101,800	*	WMS Industries, Inc.	4,536,208

			25,244,948

		Consumer Staples—10.0%
79,200		Church & Dwight Company, Inc.	4,493,808
65,180		Colgate-Palmolive Company	4,971,930
82,700		Wal-Mart Stores, Inc.	4,059,743
150,600	*	Whole Foods Market, Inc.	4,591,794

			18,117,275

		Energy—9.2%
48,400		Apache Corporation	4,444,572
86,800		ConocoPhillips	3,919,888
147,100	*	Dresser-Rand Group, Inc.	4,570,397
54,400		ExxonMobil Corporation	3,732,384

			16,667,241

		Financials—10.2%
44,200		Franklin Resources, Inc.	4,446,520
25,600		Goldman Sachs Group, Inc.	4,719,360
110,270		JPMorgan Chase & Company	4,832,031
220,300	*	TD Ameritrade Holding Corporation	4,322,286

			18,320,197

		Health Care—12.5%
93,500		Abbott Laboratories	4,625,445
184,500		Bristol-Myers Squibb Company	4,154,940
60,700		Express Scripts, Inc.	4,709,106
79,400		McKesson Corporation	4,728,270
155,000		Valeant Pharmaceuticals International	4,349,300

			22,567,061

101

Portfolio of Investments (continued)
SELECT GROWTH FUND
September 30, 2009

Shares or
Principal
Amount		Security		Value

		Industrials—9.3%
99,700		Con-way, Inc.		$ 3,820,504
100,700		Illinois Tool Works, Inc.		4,300,897
55,100		L-3 Communications Holdings, Inc.		4,425,632
86,500		Raytheon Company		4,149,405

				16,696,438

		Information Technology—28.6%
25,000	*	Apple, Inc.		4,634,250
128,400	*	BMC Software, Inc.		4,818,852
208,100	*	Cisco Systems, Inc.		4,898,674
94,300		Hewlett-Packard Company		4,451,903
248,800		Intel Corporation		4,869,016
34,900		International Business Machines Corporation		4,174,389
127,500		Lender Processing Services, Inc.		4,866,675
108,435	*	McAfee, Inc.		4,748,369
191,280	*	Red Hat, Inc.		5,286,979
235,500	*	SAIC, Inc.		4,130,670
128,400	*	Western Digital Corporation		4,690,452

				51,570,229

		Materials—5.0%
63,700		Freeport-McMoRan Copper & Gold, Inc.		4,370,457
178,000	*	Pactiv Corporation		4,636,900

				9,007,357

Total Value of Common Stocks (cost $158,937,147)				178,190,746

		SHORT-TERM INVESTMENTS—1.3%
		Money Market Fund
$2,435M		First Investors Cash Reserve Fund, .39% (cost $2,435,000)**		2,435,000

Total Value of Investments (cost $161,372,147)			100.1%	180,625,746
Excess of Liabilities Over Other Assets			(.1)	(200,273)

Net Assets			100.0%	$180,425,473

*	Non-income producing
**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2009 (see Note 2).

102

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

 Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2009:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$178,190,746	$—	$—	$178,190,746
Money Market Fund	2,435,000	—	—	2,435,000
Total Investments in Securities*	$180,625,746	$—	$—	$180,625,746

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

See notes to financial statements	103

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Opportunity Fund for the fiscal year ended September 30, 2009. During the period, the Fund’s return on a net asset value basis was –6.2% for Class A shares and –6.9% for Class B shares, including capital gains distributions of 63.3 cents per share for both Class A and Class B shares.

The past year was defined by the volatile performance of the equity markets. During the first part of the review period, the markets were in a steep free fall, culminating with a multi-decade market low achieved on March 9, 2009. During this period, equities fell over 42% (as measured by the S&P 500 Index) from September 30, 2008, as the bankruptcy of Lehman Brothers and the ensuing freeze up of the credit markets caused aftershocks in the global markets. Small- and mid-cap equities fared even worse, declining 47% (according to the Russell 2000 Index) and 45% (according to the S&P 400 MidCap Index), respectively. Only after U.S. and global regulators took extraordinary measures to supply massive financial aid and intervention, such as through the TARP program, did the markets stabilize. Since then, the markets have rallied convincingly from those lows hit in March. By the end of the review period, mid-cap stocks were up over 70% from March lows, as measured by S&P 400 Index returns.

Overall, the Fund did not attempt to alter its long-term investing strategy, despite the chaotic environment. The Fund continued to make investments with an eye toward growth resuming with an eventual recovery. The Fund maintained its focus on mid-and small-cap stocks that have attractive long-term potential. As of the end of the reporting period, it held 82% of its assets in mid- and small-cap stocks, according to the Lipper methodology. The 18% invested within larger-cap stocks is mainly the result of capital appreciation of former mid-cap stocks that we have decided to hold on to. Typically, mid- and small-cap stocks perform well during the initial months of an economic rebound. This period has been challenging however, as the rebound has mainly occurred in lower-priced and lower-quality issues (companies with no earnings or higher volatility), which were hardest hit when the markets collapsed. These stocks have been leading the way since the market rally began in March.

During the review period, the Fund underperformed the S&P 400 Index due to weaker stock performance within consumer discretionary and health care names. Shares of Brown Shoe, a shoe retailer with significant exposure to the back-to-school season, fell on concerns that consumer spending would be weaker than expected. Funeral home operator Stewart Enterprises fell after a potential acquirer withdrew its offer and ensuing earnings reports were disappointing. Within health care, shares of services provider Psychiatric Solutions were weaker due to budget problems at state governments, impacting facility enrollments.

104

The Fund’s underweight in financials aided relative performance. Although our stocks declined roughly in line with the group during the crisis, the fact that our exposure was about half that of the benchmark reduced the drag. Separately, solid stock selection in utilities also helped performance. EQT, a utility that operates in the Appalachian Mountains, jumped on news that it increased its natural gas reserve potential.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Steven S. Hill
Portfolio Manager

Edwin D. Miska
Portfolio Manager and
Director of Equities,
First Investors Management Company, Inc.

October 30, 2009

105

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/09)	(9/30/09)	(4/1/09–9/30/09)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,395.16	$9.19
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.40	$7.74
Expense Example – Class B Shares
Actual	$1,000.00	$1,390.08	$13.36
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,013.89	$11.26

*	Expenses are equal to the annualized expense ratio of 1.53% for Class A shares and 2.23% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total value of investments.

106

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Opportunity Fund (Class A shares) and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Opportunity Fund (Class A shares) beginning 9/30/99 with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the midrange sector of the U.S. stock market. As of 9/30/09 the median market capitalization is approximately $2.18 billion. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/09) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 1.12% and 2.88%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 1.29% and 2.74%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s MidCap 400 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

107

Portfolio of Investments
OPPORTUNITY FUND
September 30, 2009

Shares		Security	Value

		COMMON STOCKS—99.8%
		Consumer Discretionary—15.2%
129,700	*	Big Lots, Inc.	$ 3,245,094
70,000		BorgWarner, Inc.	2,118,200
100,000	*	CEC Entertainment, Inc.	2,586,000
159,000		Cinemark Holdings, Inc.	1,647,240
142,500		Coach, Inc.	4,691,100
90,000	*	Dreamworks Animation SKG, Inc. – Class “A”	3,201,300
145,000	*	GameStop Corporation – Class “A”	3,838,150
140,000		H&R Block, Inc.	2,573,200
190,000	*	Jack in the Box, Inc.	3,893,100
45,000		Limited Brands, Inc.	764,550
36,400	*	Lincoln Educational Services Corporation	832,832
295,000	*	Morgans Hotel Group Company	1,598,900
50,000		Nordstrom, Inc.	1,527,000
52,500		Polo Ralph Lauren Corporation – Class “A”	4,022,550
57,000	*	Ruby Tuesday, Inc.	479,940
5,000	*	Shanda Games, Ltd. (ADR)	58,500
617,200		Stewart Enterprises, Inc. – Class “A”	3,227,956
135,000		Tiffany & Company	5,201,550
195,000	*	Warnaco Group, Inc.	8,552,700
135,000		Wolverine World Wide, Inc.	3,353,400

			57,413,262

		Consumer Staples—8.8%
75,000	*	Chattem, Inc.	4,980,750
270,000	*	Dean Foods Company	4,803,300
130,000		McCormick & Company, Inc.	4,412,200
369,000		Nu Skin Enterprises, Inc. – Class “A”	6,837,570
60,000		Philip Morris International, Inc.	2,924,400
150,000		Safeway, Inc.	2,958,000
425,000		Sara Lee Corporation	4,734,500
75,169		Tootsie Roll Industries, Inc.	1,787,519

			33,438,239

		Energy—9.0%
335,000	*	Cal Dive International, Inc.	3,313,150
37,500	*	Dril-Quip, Inc.	1,861,500
42,500		EOG Resources, Inc.	3,549,175
43,000		Hess Corporation	2,298,780
110,000	*	National-Oilwell Varco, Inc.	4,744,300

108

Shares		Security	Value

		Energy (continued)
110,000	*	Plains Exploration & Production Company	$ 3,042,600
225,000		Talisman Energy, Inc.	3,901,500
52,500	*	Transocean, Ltd.	4,490,325
190,000	*	Weatherford International, Ltd.	3,938,700
70,000		XTO Energy, Inc.	2,892,400

			34,032,430

		Financials—12.7%
90,000		Ameriprise Financial, Inc.	3,269,700
40,000		City National Corporation	1,557,200
130,000		Discover Financial Services	2,109,900
150,000		Douglas Emmett, Inc. (REIT)	1,842,000
32,500		Federal Realty Investment Trust (REIT)	1,994,525
450,000		Financial Select Sector SPDR Fund (ETF)	6,723,000
190,000		Hudson City Bancorp, Inc.	2,498,500
185,000		Lazard, Ltd. – Class “A”	7,642,350
165,000	*	Nasdaq OMX Group, Inc.	3,473,250
235,000		NewAlliance Bancshares, Inc.	2,514,500
150,000		Protective Life Corporation	3,213,000
185,000		SPDR KBW Regional Banking (ETF)	3,944,200
266,105	*	Sunstone Hotel Investors, Inc. (REIT)	1,889,345
195,000		Waddell & Reed Financial, Inc. – Class “A”	5,547,750

			48,219,220

		Health Care—15.8%
72,500		Beckman Coulter, Inc.	4,998,150
57,500	*	Cephalon, Inc.	3,348,800
90,000	*	Cubist Pharmaceutical, Inc.	1,818,000
75,000		DENTSPLY International, Inc.	2,590,500
62,500	*	Gilead Sciences, Inc.	2,911,250
277,900	*	King Pharmaceuticals, Inc.	2,992,983
67,500	*	Laboratory Corporation of America Holdings	4,434,750
67,500		McKesson Corporation	4,019,625
65,000	*	Mettler-Toledo International, Inc.	5,888,350
145,000		Perrigo Company	4,928,550
210,000	*	PSS World Medical, Inc.	4,584,300
80,000	*	Psychiatric Solutions, Inc.	2,140,800
30,000	*	Sirona Dental Systems, Inc.	892,500

109

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2009

Shares		Security	Value

		Health Care (continued)
55,000	*	St. Jude Medical, Inc.	$ 2,145,550
95,000	*	Thermo Fisher Scientific, Inc.	4,148,650
360,000	*	Warner Chilcott PLC – Class “A”	7,783,200

			59,625,958

		Industrials—11.6%
108,000	*	AAR Corporation	2,369,520
135,000	*	Armstrong World Industries, Inc.	4,652,100
159,500		Baldor Electric Company	4,360,730
140,000		Chicago Bridge & Iron Company NV – NY Shares	2,615,200
215,000	*	DynCorp International, Inc. – Class “A”	3,870,000
100,000	*	Esterline Technologies Corporation	3,921,000
43,000		Harsco Corporation	1,522,630
170,000		IDEX Corporation	4,751,500
92,500		J.B. Hunt Transport Services, Inc.	2,972,025
220,000	*	Mobile Mini, Inc.	3,819,200
110,900		Republic Services, Inc.	2,946,613
110,000		Rolls-Royce Group PLC (ADR)	4,136,000
40,000		Roper Industries, Inc.	2,039,200

			43,975,718

		Information Technology—13.2%
9,400	*	Avago Technologies, Ltd.	160,458
65,000	*	Blackboard, Inc.	2,455,700
80,000	*	CACI International, Inc. – Class “A”	3,781,600
158,900	*	FEI Company	3,916,885
95,000	*	Fiserv, Inc.	4,579,000
60,000		Harris Corporation	2,256,000
100,000	*	Intuit, Inc.	2,850,000
42,063	*	ManTech International Corporation – Class “A”	1,983,691
55,000	*	Rovi Corporation	1,848,000
184,300	*	SRA International, Inc. – Class A	3,979,037
160,000	*	Sybase, Inc.	6,224,000
297,725	*	Symantec Corporation	4,903,531
250,000		Technology Select Sector SPDR Fund (ETF)	5,217,500
30,000	*	Websense, Inc.	504,000
140,000	*	Western Digital Corporation	5,114,200

			49,773,602

110

Shares or
Principal
Amount		Security		Value

		Materials—6.1%
120,000		Agrium, Inc.		$ 5,974,800
65,000		Allegheny Technologies, Inc.		2,274,350
102,000		Bemis Company, Inc.		2,642,820
52,500		Freeport-McMoRan Copper & Gold, Inc.		3,602,025
91,280	*	Globe Specialty Metals, Inc.		823,346
40,000		Praxair, Inc.		3,267,600
80,000		Sigma-Aldrich Corporation		4,318,400

				22,903,341

		Telecommunication Services—1.5%
250,000		Frontier Communications Corporation		1,885,000
220,000		NTELOS Holdings Corporation		3,885,200

				5,770,200

		Utilities—5.9%
111,000		AGL Resources, Inc.		3,914,970
40,000		California Water Service Group		1,557,600
90,000		EQT Corporation		3,834,000
171,700		Portland General Electric Company		3,385,924
125,000		SCANA Corporation		4,362,500
120,000		Wisconsin Energy Corporation		5,420,400

				22,475,394

Total Value of Common Stocks (cost $357,628,215)				377,627,364

		SHORT-TERM INVESTMENTS—1.0%
		Money Market Fund
$3,830M		First Investors Cash Reserve Fund, .39% (cost $3,830,000)**		3,830,000

Total Value of Investments (cost $361,458,215)			100.8%	381,457,364
Excess of Liabilities Over Other Assets			(.8)	(3,012,877)

Net Assets			100.0%	$378,444,487

*	Non-income producing
**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
September 30, 2009 (see Note 2).

111

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2009

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below: Level 1 — quoted prices in active markets for identical securities Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2009:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$377,627,364	$—	$—	377,627,364
Money Market Fund	3,830,000	—	—	3,830,000
Total Investments in Securities*	$381,457,364	$—	$—	381,457,364

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

112	See notes to financial statements

Portfolio Managers’ Letter
SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2009. During the period, the Fund’s return on a net asset value basis was –5.3% for Class A shares and –6.0% for Class B shares, including dividends of 2.5 cents per share on Class A shares and 0.1 cents per share on Class B shares, and capital gains distributions of 52.8 cents per share for both Class A and Class B shares.

During the first half of the reporting period, the stock market experienced its worst panic since the 1970s, as the banking system seemed close to collapse. Fortunately, the Federal Reserve and U.S. Treasury were able to restore confidence in the system by the early spring, and the stock market has rallied strongly since mid-March. Most of the rally, however, was concentrated in stocks of lower-quality companies, including banking and financial institutions.

The Fund certainly experienced the turbulence of the markets this year. However, because of our decision to eschew the stocks of most banks and other financial institutions, we managed to outperform our benchmark significantly. In fact, the financials sector was the Fund’s best performing sector during this period. Energy and materials also contributed to the Fund’s relative outperformance, while poor stock selection in the consumer discretionary and industrial sectors detracted from performance.

The Fund was able to pick up several high quality names during the sell-off in the late winter and early spring that made significant contributions to Fund returns. Jefferies Group, a mid-tier brokerage house, was one of them. Jefferies wisely raised excess capital in early 2008. Because of its strong balance sheet, the firm did not have to accept TARP funds from the government, and managed to recruit top talent away from former powerhouses that had to go hat-in-hand to the government to maintain solvency. Micros Systems, a software company with a rock-solid balance sheet, was another top contributor to Fund performance. Through the strength of its franchise and flexibility of its business model, Micros managed to generate record operating margins, despite tough economic headwinds. Mednax was another. The company manages neonatal units and anesthesiology practices for hospitals. The market had been concerned about neonatal unit volumes and reimbursement rates, allowing us to purchase shares in this top quality health care company for only nine times trailing earnings. Subsequent to our purchase, Mednax reported double-digit earnings growth, and continued high operating margins and cash flow generation.

113

Portfolio Managers’ Letter
SPECIAL SITUATIONS FUND

On a macroeconomic level, we are still somewhat concerned about the high level of unemployment in the U.S., although we have seen some positive data on the economy recently. Our conversations with company managements indicate to us that a bottom of the downturn may have been reached. The timing of a recovery is harder to predict. However, we are long-term value investors, not market timers, and we remain focused on finding good companies at attractive valuations.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Jason Ronovech
Portfolio Manager

Jonathan S. Vyorst
Portfolio Manager

October 30, 2009

114

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/09)	(9/30/09)	(4/1/09–9/30/09)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,340.13	$9.27
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.15	$7.99
Expense Example – Class B Shares
Actual	$1,000.00	$1,334.17	$13.34
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,013.64	$11.51

*	Expenses are equal to the annualized expense ratio of 1.58% for Class A shares and 2.28% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total value of investments.

115

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares) and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 9/30/99 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. The Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/09) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (10.86%), 3.84% and .82%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (9.77%), 4.00% and .68%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Russell 2000 Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

116

Portfolio of Investments
SPECIAL SITUATIONS FUND
September 30, 2009

Shares		Security	Value

		COMMON STOCKS—97.1%
		Consumer Discretionary—11.7%
244,300		American Eagle Outfitters, Inc.	$ 4,118,898
154,000	*	Career Education Corporation	3,754,520
360,900		Foot Locker, Inc.	4,312,755
150,700		Hasbro, Inc.	4,181,925
243,000	*	Pacific Sunwear of California, Inc.	1,251,450
162,000		PetSmart, Inc.	3,523,500
101,500		Phillips Van-Heusen Corporation	4,343,185
349,200		Regal Entertainment Group – Class “A”	4,302,144

			29,788,377

		Consumer Staples—9.7%
62,050		Church & Dwight Company, Inc.	3,520,717
136,400		Corn Products International, Inc.	3,890,128
159,000		Flowers Foods, Inc.	4,180,110
202,100	*	Fresh Del Monte Produce, Inc.	4,569,481
96,900		Hormel Foods Corporation	3,441,888
98,100		J. M. Smucker Company	5,200,281

			24,802,605

		Energy—6.3%
77,900	*	Denbury Resources, Inc.	1,178,627
193,800	*	EXCO Resources, Inc.	3,622,122
113,700	*	Matrix Service Company	1,235,919
87,600	*	Plains Exploration & Production Company	2,423,016
119,500		St. Mary Land & Exploration Company	3,878,970
63,300	*	Whiting Petroleum Corporation	3,644,814

			15,983,468

		Financials—20.8%
16,232	*	Alleghany Corporation	4,204,900
146,300		American Financial Group, Inc.	3,730,650
574,500		Anworth Mortgage Asset Corporation (REIT)	4,527,060
59,200		Arthur J. Gallagher & Company	1,442,704
53,000		Everest Re Group, Ltd.	4,648,100
334,300	*	EZCORP, Inc. – Class “A”	4,566,538
112,900		Harleysville Group, Inc.	3,573,285
310,000	*	Hilltop Holdings, Inc.	3,800,600
210,800	*	Jefferies Group, Inc.	5,740,084
9,600	*	Markel Corporation	3,166,272

117

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2009

Shares		Security	Value

		Financials (continued)
477,400		MFA Financial, Inc. (REIT)	$ 3,800,104
9,752		National Western Life Insurance Company – Class “A”	1,716,157
97,100	*	Piper Jaffray Companies, Inc.	4,633,612
211,800		Walter Investment Management Corporation (REIT)	3,393,036

			52,943,102

		Health Care—13.8%
155,400	*	AMERIGROUP Corporation	3,445,218
212,500	*	Endo Pharmaceuticals Holdings, Inc.	4,808,875
94,400	*	Life Technologies Corporation	4,394,320
162,800	*	Lincare Holdings, Inc.	5,087,500
162,900	*	Magellan Health Services, Inc.	5,059,674
69,000	*	MEDNAX, Inc.	3,789,480
212,400		PerkinElmer, Inc.	4,086,576
145,300		STERIS Corporation	4,424,385

			35,096,028

		Industrials—9.7%
43,200	*	Alliant Techsystems, Inc.	3,363,120
93,200		Curtiss-Wright Corporation	3,180,916
75,300	*	DXP Enterprises, Inc.	839,595
151,800	*	EMCOR Group, Inc.	3,843,576
44,100		Precision Castparts Corporation	4,492,467
90,800		Robbins & Myers, Inc.	2,131,984
85,700		Rockwell Collins, Inc.	4,353,560
109,500		Woodward Governor Company	2,656,470

			24,861,688

		Information Technology—12.6%
142,850	*	Avnet, Inc.	3,709,814
607,000	*	Compuware Corporation	4,449,310
334,500	*	Convergys Corporation	3,324,930
432,700		EarthLink, Inc.	3,639,007
143,500		Fair Isaac Corporation	3,083,815
114,000	*	MICROS Systems, Inc.	3,441,660
233,900	*	QLogic Corporation	4,023,080
105,900	*	Sybase, Inc.	4,119,510
199,200	*	Verigy, Ltd.	2,314,704

			32,105,830

118

Shares or
Principal
Amount		Security		Value

		Materials—7.3%
66,500		AptarGroup, Inc.		$ 2,484,440
35,600		Compass Minerals International, Inc.		2,193,672
161,400	*	Crown Holdings, Inc.		4,390,080
197,600		Innospec, Inc.		2,914,600
38,400	*	OM Group, Inc.		1,166,976
71,200		Silgan Holdings, Inc.		3,754,376
164,800		Titanium Metals Corporation		1,580,432

				18,484,576

		Telecommunication Services—4.4%
382,900	*	Iridium Communications, Inc.		4,368,889
457,800	*	Premiere Global Services, Inc.		3,804,318
102,675		Telephone & Data Systems, Inc. – Special Shares		3,047,394

				11,220,601

		Utilities—.8%
160,900		CMS Energy Corporation		2,156,060

Total Value of Common Stocks (cost $212,441,305)				247,442,335

		SHORT-TERM INVESTMENTS—3.9%
		Money Market Fund
$10,031M		First Investors Cash Reserve Fund, .39% (cost $10,031,000)**		10,031,000
Total Value of Investments (cost $222,472,305)			101.0%	257,473,335
Excess of Liabilities Over Other Assets			(1.0)	(2,554,492)

Net Assets			100.0%	$254,918,843

*	Non-income producing
**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
September 30, 2009 (see Note 2).

Summary of Abbreviations:
REIT Real Estate Investment Trust

See notes to financial statements	119

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2009

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2009:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$247,442,335	$—	$—	$247,442,335
Money Market Fund	10,031,000	—	—	10,031,000
Total Investments in Securities*	$257,473,335	$—	$—	$257,473,335

* The Portfolio of Investments provides information on the industry categorization for the portfolio.

120	See notes to financial statements

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors International Fund for the fiscal year ended September 30, 2009. During the period, the Fund’s return on a net asset value basis was –4.5% for Class A shares and –5.2% for Class B shares, including dividends of 13.1 cents per share on Class A shares and 11.7 cents per share on Class B shares.

During the first five months of the period, through March 2009, the Fund outperformed its benchmark, the MSCI EAFE Index. Unfortunately, the relative gains made during this time were overwhelmed by the return of the global markets’ appetite for risk, causing the Fund to underperform the Index for the year. In general, during the last seven months of the period, investors poured money into cyclical, highly leveraged businesses that we believe have less visible earnings growth potential and are of lower quality than the names held in our portfolio. As the Fund’s fiscal year drew to a close, there were some signs that riskier investments might be starting to lose their appeal, and that quality names, like those in the portfolio, might be gaining luster in the eyes of the market.

The risk rally of the past seven months was apparent in the relative performance of various sectors during the reporting period. Our focus on high quality companies with predictable earnings growth caused the Fund to be underweight in more cyclical sectors during the fiscal year. The portfolio had less exposure than the Index to companies in the materials and industrials sectors, which were strong outperformers during the reporting period and were major reasons for the Fund’s relative underperformance. In addition, the Fund’s selective investments in the energy sector were a meaningful source of underperformance. The high level of price volatility in oil during the past year produced increased volatility in the earnings streams of some of these businesses and that negatively affected share prices. Despite their performance this past year, we have confidence in the portfolio’s current holdings in the energy sector.

The strategy’s positions in Denmark, the Netherlands, and India made attractive contributions to relative performance during the period. However, these were overpowered by the weak relative performance of the portfolio’s investments in the U.K., Switzerland, and Australia. Although the weaker positions were relatively small in size, our financials and energy related holdings in the U.K. hurt performance. Similarly, Swiss health care companies were poor performers in the portfolio largely due to concerns about the outcome of health care reform in the U.S. In Australia, the companies held by the Index delivered stronger performance than the names held in the portfolio, which contributed to relative underperformance.

121

Portfolio Manager’s Letter
INTERNATIONAL FUND

The financial crisis of the past year has created opportunities for us to concentrate the portfolio in shares of world-class companies that have been acquired at extremely attractive valuations. And, despite the rally, our holdings are trading at extremely attractive relative and absolute valuations. The quality of the portfolio’s holdings is reflected by the ongoing earnings growth of our investments during the past year —even at a time when the collective earnings of the Index have experienced a meaningful decline. The companies we hold represent high quality businesses that we believe will continue to deliver consistent underlying earnings growth. Attractive valuations and consistent earnings growth are the drivers that make it possible for companies to deliver attractive investment returns to shareholders over time.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Rajiv Jain
Portfolio Manager

October 30, 2009

122

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/09)	(9/30/09)	(4/1/09–9/30/09)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,342.38	$12.86
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.09	$11.06
Expense Example – Class B Shares
Actual	$1,000.00	$1,335.89	$16.92
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,010.58	$14.57

* Expenses are equal to the annualized expense ratio of 2.19% for Class A shares and 2.89% for Class B shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Portfolio Composition
TOP SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total market value of investments.

123

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors International Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors International Fund (Class A shares) beginning 6/27/06 (inception date) with a theoretical investment in the MSCI EAFE Index (Net) (the “Index”). The Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The Index is calculated on a total-return basis with net dividends reinvested. The Index is unmanaged and it is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/09) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (4.88%). The Class B “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (4.66%). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. MSCI EAFE Index (Net) figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

124

Portfolio of Investments
INTERNATIONAL FUND
September 30, 2009

Shares	Security	Value

	COMMON STOCKS—96.1%
	United Kingdom—25.2%
89,299	BG Group PLC	$1,552,467
181,306	British American Tobacco PLC	5,692,182
154,742	Cadbury PLC	1,987,330
151,403	Capita Group PLC	1,749,519
84,375	De La Rue PLC	1,211,815
123,379	Diageo PLC	1,894,344
48,922	HSBC Holdings PLC	560,226
169,830	Imperial Tobacco Group PLC	4,910,878
69,666	Reckitt Benckiser Group PLC	3,407,255
82,117	Scottish and Southern Energy PLC	1,540,556
537,196	Tesco PLC	3,433,243

		27,939,815

	India—13.9%
16,957	Bharat Heavy Electricals, Ltd.	820,919
218,355	Cipla, Ltd.	1,270,503
140,000	HDFC Bank, Ltd.	4,803,451
268,016	Hindustan Unilever, Ltd.	1,463,070
82,156	Housing Development Finance Corporation, Ltd.	4,764,126
342,920	ITC, Ltd.	1,661,314
12,924	Nestle India, Ltd.	609,810

		15,393,193

	Switzerland—12.6%
269	Lindt & Spruengli AG	652,247
99,520	Nestle SA – Registered	4,235,343
58,393	Novartis AG – Registered	2,917,821
28,100	Roche Holding AG – Genusscheine	4,535,971
13,255	Synthes, Inc.	1,595,480

		13,936,862

	Spain—5.6%
172,122	Enagas	3,592,741
51,700	Red Electrica Corporacion SA	2,642,698

		6,235,439

125

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2009

Shares	Security	Value

	Australia—5.5%
95,963	Coca-Cola Amatil, Ltd.	$ 830,830
107,317	QBE Insurance Group, Ltd.	2,278,786
117,158	Woolworths, Ltd.	3,024,386

		6,134,002

	Brazil—5.3%
127,800	Companhia Brasileira de Meios de Pagamento SA	1,258,919
56,100	CPFL Energia SA	1,008,893
99,300	Redecard SA	1,526,621
57,830	Souza Cruz SA	2,046,252

		5,840,685

	United States—4.8%
109,200	Philip Morris International, Inc.	5,322,408

	France—4.2%
39,358	Essilor International SA	2,240,506
41,690	Total SA	2,474,416

		4,714,922

	Germany—3.7%
11,425	Deutsche Boerse AG	936,538
11,882	Fresenius Medical Care AG & Company	591,903
6,912	Muenchener Rueckversicherungs-Gesellschaft AG – Registered	1,104,295
16,129	RWE AG	1,501,315

		4,134,051

	Canada—3.6%
17,712	Canadian Natural Resources, Ltd.	1,188,171
39,600	Power Corporation of Canada	1,087,681
40,699	Shoppers Drug Mart Corporation	1,662,770

		3,938,622

	Netherlands—3.1%
33,861	Core Laboratories NV	3,490,731

	Denmark—3.0%
54,026	Novo Nordisk A/S – Series “B”	3,378,515

126

Shares or
Principal
Amount	Security		Value

	Japan—1.7%
4,300	Nintendo Company, Ltd.		$ 1,104,596
16,400	Secom Company, Ltd.		827,922

			1,932,518

	Ireland—1.5%
38,573	Covidien PLC		1,668,668

	Italy—1.5%
424,500	Terna-Rete Elettrica Nationale SpA		1,653,622

	Belgium—.9%
4,201	Colruyt SA		986,188

Total Value of Common Stocks (cost $97,379,854)			106,700,241

	PREFERRED STOCKS—3.0%
	Brazil
83,987	AES Tiete SA		947,541
15,300	Companhia de Bebidas das Americas (ADR)		1,258,578
77,948	Companhia Energetica de Minas Gerais		1,172,545

Total Value of Preferred Stocks (cost $2,353,123)			3,378,664

	SHORT-TERM INVESTMENTS—1.1%
	Money Market Fund
$1,250M	First Investors Cash Reserve Fund, .39% (cost $1.250,000)*		1,250,000

Total Value of Investments (cost $100,982,977)		100.2%	111,328,905
Excess of Liabilities Over Other Assets		(.2)	(282,905)

Net Assets		100.0%	$111,046,000

*	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
September 30, 2009 (see Note 2).

Summary of Abbreviations:
ADR American Depositary Receipts

127

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2009

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes (see Note 1A). The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

 Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2009:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$106,700,241	$—	$—	$106,700,241
Preferred Stocks	3,378,664	—	—	3,378,664
Money Market Fund	1,250,000	—	—	1,250,000
Total Investments in Securities*	$111,328,905	$—	$—	$111,328,905
Other Financial Instruments**	$—	$(753,595)	$—	$ (753,595)

*	The Portfolio of Investments provides information on the country categorization for the portfolio.
**	Other financial instruments are foreign exchange contracts, which are considered derivative instruments, and are valued at the net unrealized depreciation amount on such contracts (see Note 7).

128	See notes to financial statements

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129

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2009

	CASH			INVESTMENT
	MANAGEMENT		GOVERNMENT	GRADE	INCOME
Assets
Investments in securities:
Cost – Unaffiliated issuers	$174,136,605		$280,186,388	$311,570,958	$458,649,486
Cost – Affiliated money market fund (Note 2)	—		17,018,000	5,775,000	4,170,000
Total cost of investments	$174,136,605		$297,204,388	$317,345,958	$462,819,486

Value – Unaffiliated issuers (Note 1A)	$174,136,605		$289,628,819	$335,449,512	$440,549,806
Value – Affiliated money market fund (Note 2)	—		17,018,000	5,775,000	4,170,000
Total value of investments	174,136,605		306,646,819	341,224,512	444,719,806
Cash	1,360,719		77,841	3,072,481	234,644
Receivables:
Investment securities sold	—		7,355,327	2,835,689	15,878,960
Interest and dividends	614,367		1,268,804	4,980,451	9,708,916
Shares sold	—		425,436	250,532	118,163
Other assets	39,993		48,000	56,330	88,003

Total Assets	176,151,684		315,822,227	352,419,995	470,748,492

Liabilities
Payables:
Investment securities purchased	—		15,174,430	9,972,075	19,553,252
Shares redeemed	222,235		380,169	374,419	370,882
Dividends payable	50,469		65,308	155,518	462,282
Accrued advisory fees	2,352		130,130	129,845	253,084
Accrued shareholder servicing costs	61,875		45,036	54,963	85,283
Accrued expenses	48,174		51,826	47,266	76,291

Total Liabilities	385,105		15,846,899	10,734,086	20,801,074

Net Assets	$175,766,579		$299,975,328	$341,685,909	$449,947,418
Net Assets Consist of:
Capital paid in	$175,766,579		$297,901,346	$362,172,446	$747,876,735
Undistributed net investment income (deficit)	—		121,938	(732,205)	1,807,103
Accumulated net realized loss on investments	—		(7,490,387)	(43,632,886)	(281,636,740)
Net unrealized appreciation (depreciation) in value of investments	—		9,442,431	23,878,554	(18,099,680)
Total	$175,766,579		$299,975,328	$341,685,909	$449,947,418

Net Assets:
Class A	$172,336,447		$286,844,180	$325,316,243	$438,247,960
Class B	$ 3,430,132		$ 13,131,148	$ 16,369,666	$ 11,699,458
Shares outstanding (Note 8):
Class A	172,336,447		25,622,088	35,739,732	188,729,643
Class B	3,430,132		1,173,327	1,797,755	5,031,218

Net asset value and redemption price per share — Class A	$1.00	#	$ 11.20	$ 9.10	$ 2.32

Maximum offering price per share — Class A
(Net asset value/.9425)*	N/A		$ 11.88	$ 9.66	$ 2.46

Net asset value and offering price per share — Class B (Note 8)	$1.00		$ 11.19	$ 9.11	$ 2.33

#Also maximum offering price per share.

*On purchases of $100,000 or more, the sales charge is reduced.

130	See notes to financial statements	131

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2009

	TOTAL			GROWTH &
	RETURN	VALUE	BLUE CHIP	INCOME	GLOBAL
Assets
Investments in securities:
Cost – Unaffiliated issuers	$314,297,081	$296,593,923	$312,198,008	$588,174,458	$199,480,564
Cost – Affiliated money market fund (Note 2)	700,000	15,725,000	7,485,000	5,405,000	11,955,000
Total cost of investments	$314,997,081	$312,318,923	$319,683,008	$593,579,458	$211,435,564

Value – Unaffiliated issuers (Note 1A)	$333,567,252	$304,576,030	$368,421,608	$606,519,920	$243,758,215
Value – Affiliated money market fund (Note 2)	700,000	15,725,000	7,485,000	5,405,000	11,955,000

Total Value of Investments	334,267,252	320,301,030	375,906,608	611,924,920	255,713,215
Cash	42,510	52,250	62,550	213,954	45,900
Receivables:
Investment securities sold	5,803,120	361,425	338,207	65,676	1,765,238
Dividends and interest	1,916,372	712,742	533,575	673,508	427,660
Shares sold	229,388	215,024	227,224	591,165	222,048
Other assets	59,497	61,302	72,818	115,793	46,408
Total Assets	342,318,139	321,703,773	377,140,982	613,585,016	258,220,469
Liabilities
Payables:
Investment securities purchased	5,231,363	153,545	844,222	3,680,841	1,005,912
Shares redeemed	547,463	384,372	521,998	988,003	321,456
Dividends payable	21,896	18,938	6,423	5,251	—
Forward currency contracts (Note 6)	—	—	—	—	568
Accrued advisory fees	203,534	194,321	226,848	358,643	197,920
Accrued shareholder servicing costs	73,678	80,942	121,339	173,489	69,770
Accrued expenses	53,647	50,710	59,602	87,417	79,721
Total Liabilities	6,131,581	882,828	1,780,432	5,293,644	1,675,347
Net Assets	$336,186,558	$320,820,945	$375,360,550	$608,291,372	$256,545,122
Net Assets Consist of:
Capital paid in	$330,605,147	$356,514,718	$429,096,355	$614,456,672	$283,670,945
Undistributed net investment income (deficit)	470,660	1,047,762	1,394,468	34,203	(113,939)
Accumulated net realized loss on investments
and foreign currency transactions	(14,159,420)	(44,723,642)	(111,353,873)	(24,544,965)	(71,296,024)
Net unrealized appreciation in value of investments
and foreign currency transactions	19,270,171	7,982,107	56,223,600	18,345,462	44,284,140
Total	$336,186,558	$320,820,945	$375,360,550	$608,291,372	$256,545,122
Net Assets:
Class A	$315,611,961	$308,402,357	$356,951,438	$577,801,010	$249,205,845
Class B	$ 20,574,597	$ 12,418,588	$ 18,409,112	$ 30,490,362	$ 7,339,277
Shares outstanding (Note 8):
Class A	23,822,025	51,301,488	19,253,837	48,519,541	43,484,564
Class B	1,577,852	2,099,144	1,067,110	2,716,386	1,457,806
Net asset value and redemption price
per share – Class A	$ 13.25	$ 6.01	$ 18.54	$ 11.91	$ 5.73
Maximum offering price per share – Class A
(Net asset value/.9425)*	$ 14.06	$ 6.38	$ 19.67	$ 12.64	$ 6.08
Net asset value and offering price per share –
Class B (Note 8)	$ 13.04	$ 5.92	$ 17.25	$ 11.22	$ 5.03
*On purchases of $100,000 or more, the sales charge is reduced.

132	See notes to financial statements	133

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2009

	SELECT		SPECIAL
	GROWTH	OPPORTUNITY	SITUATIONS	INTERNATIONAL
Assets
Investments in securities:
Cost – Unaffiliated issuers	$158,937,147	$357,628,215	$212,441,305	$ 99,732,977
Cost – Affiliated money market fund (Note 2)	2,435,000	3,830,000	10,031,000	1,250,000
Total cost of investments	$161,372,147	$361,458,215	$222,472,305	$100,982,977
Value – Unaffiliated issuers (Note 1A)	$178,190,746	$377,627,364	$247,442,335	$110,078,905
Value – Affiliated money market fund (Note 2)	2,435,000	3,830,000	10,031,000	1,250,000
Total Value of Investments	180,625,746	381,457,364	257,473,335	111,328,905
Cash	43,586	37,854	86,803	81,266
Receivables:
Investment securities sold	—	635,319	445,514	—
Dividends and interest	105,484	457,380	36,234	605,724
Shares sold	85,458	183,672	123,233	101,225
Unrealized appreciation of foreign exchange
contracts (Note 6)	—	—	—	829,715
Other assets	38,566	71,683	47,737	19,951
Total Assets	180,898,840	382,843,272	258,212,856	112,966,786
Liabilities
Payables:
Investment securities purchased	—	3,609,073	2,781,851	—
Shares redeemed	255,068	401,027	227,575	158,419
Unrealized depreciation of foreign exchange
contracts (Note 6)	—	—	—	1,583,310
Accrued advisory fees	109,185	226,320	164,606	86,811
Accrued shareholder servicing costs	66,476	104,330	74,550	42,347
Accrued expenses	42,638	58,035	45,431	49,899
Total Liabilities	473,367	4,398,785	3,294,013	1,920,786
Net Assets	$180,425,473	$378,444,487	$254,918,843	$111,046,000
Net Assets Consist of:
Capital paid in	$266,569,882	$382,733,814	$267,430,896	$143,959,439
Undistributed net investment income	—	73,125	363,450	994,587
Accumulated net realized loss on investments
and foreign currency transactions	(105,398,008)	(24,361,601)	(47,876,533)	(43,514,507)
Net unrealized appreciation in value of investments
and foreign currency transactions	19,253,599	19,999,149	35,001,030	9,606,481
Total	$180,425,473	$378,444,487	$254,918,843	$111,046,000
Net Assets:
Class A	$169,930,206	$355,323,509	$246,062,963	$107,644,535
Class B	$ 10,495,267	$ 23,120,978	$ 8,855,880	$ 3,401,465
Shares outstanding (Note 8):
Class A	31,892,007	17,113,573	13,375,996	12,090,718
Class B	2,123,034	1,269,357	550,234	390,315
Net asset value and redemption price
per share – Class A	$ 5.33	$ 20.76	$ 18.40	$ 8.90
Maximum offering price per share – Class A
(Net asset value/.9425)*	$ 5.66	$ 22.03	$ 19.52	$ 9.44
Net asset value and offering price per share –
Class B (Note 8)	$ 4.94	$ 18.21	$ 16.09	$ 8.71
*On purchases of $100,000 or more, the sales charge is reduced.

134	See notes to financial statements	135

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2009

	CASH		INVESTMENT
	MANAGEMENT	GOVERNMENT	GRADE	INCOME
Investment Income
Income:
Interest	$2,763,738	$ 13,957,045	$ 18,068,398	$ 39,015,905
Dividends	—	—	446,935	2,089,469
Dividends from affiliate (Note 2)	—	75,340	64,067	184,215
Securities lending income	—	—	—	82,364

Total income	2,763,738	14,032,385	18,579,400	41,371,953

Expenses (Notes 1 and 3):
Advisory fees	1,068,948	1,805,633	1,917,564	2,914,779
Distribution plan expenses – Class A	—	783,450	825,028	1,149,378
Distribution plan expenses – Class B	32,596	124,309	155,306	112,876
Shareholder servicing costs	791,263	587,469	674,548	1,137,868
U.S. Treasury Guarantee Program (Note 10)	93,856	—	—	—
Professional fees	66,438	52,912	70,578	155,216
Registration fees	64,166	45,848	44,153	39,388
Custodian fees	27,482	44,671	25,169	37,153
Reports to shareholders	23,819	16,288	20,079	47,402
Trustees’ fees	13,947	17,515	18,505	25,639
Other expenses	43,389	70,520	63,022	78,016

Total expenses	2,225,904	3,548,615	3,813,952	5,697,715
Less: Expenses waived	(680,299)	(450,716)	(507,359)	(153,883)
Expenses paid indirectly	(3,368)	(1,501)	(1,621)	(2,572)

Net expenses	1,542,237	3,096,398	3,304,972	5,541,260

Net investment income	1,221,501	10,935,987	15,274,428	35,830,693

Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain (loss) on investments	—	980,301	(12,048,295)	(112,253,431)

Net unrealized appreciation of investments	—	10,055,950	45,188,050	88,440,358

Net gain (loss) on investments	—	11,036,251	33,139,755	(23,813,073)

Net Increase in Net Assets Resulting from Operations	$1,221,501	$ 21,972,238	$ 48,414,183	$ 12,017,620

136	See notes to financial statements	137

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2009

	TOTAL			GROWTH &
	RETURN	VALUE	BLUE CHIP	INCOME	GLOBAL
Investment Income
Dividends	$ 3,959,767 (a)	$ 9,873,908 (b)	$ 9,286,457 (c)	$ 12,221,534 (d)	$ 4,636,197 (e)
Dividends from affiliate (Note 2)	153,861	162,076	69,721	136,414	111,481
Interest	6,921,054	—	—	—	1,260

Total income	11,034,682	10,035,984	9,356,178	12,357,948	4,748,938

Expenses (Notes 1 and 3):
Advisory fees	2,184,695	2,079,083	2,460,974	3,773,136	2,038,868
Distribution plan expenses – Class A	814,491	795,346	933,453	1,452,479	604,687
Distribution plan expenses – Class B	200,181	122,035	182,488	285,088	64,853
Shareholder servicing costs	858,007	934,369	1,416,565	1,997,521	903,038
Professional fees	62,101	64,081	100,395	111,598	87,013
Custodian fees	35,886	24,046	26,432	40,209	178,799
Registration fees	38,575	40,883	40,867	47,200	36,282
Reports to shareholders	26,671	29,468	42,447	58,911	30,666
Trustees’ fees	18,826	18,056	21,520	33,302	13,337
Other expenses	73,536	81,110	75,216	139,032	102,011

Total expenses	4,312,969	4,188,477	5,300,357	7,938,476	4,059,554
Less: Expenses waived	—	—	—	—	(62,416)
Expenses paid indirectly	(2,529)	(2,310)	(2,705)	(4,363)	(1,681)

Net expenses	4,310,440	4,186,167	5,297,652	7,934,113	3,995,457

Net investment income	6,724,242	5,849,817	4,058,526	4,423,835	753,481

Realized and Unrealized Gain (Loss) on Investments
(Note 2):
Net realized loss on:
Investments	(9,483,692)	(13,268,873)	(9,977,253)	(20,403,791)	(64,320,069)
Foreign currency transactions	—	—	—	—	(58,198)

Net realized loss on investments
and foreign currency transactions	(9,483,692)	(13,268,873)	(9,977,253)	(20,403,791)	(64,378,267)
Net unrealized appreciation (depreciation) of:
Investments	10,774,205	(20,963,487)	(31,288,703)	(32,959,787)	63,840,351
Foreign currency transactions	—	—	—	—	—
Net unrealized appreciation (depreciation) of
investments and foreign currency transactions	10,774,205	(20,963,487)	(31,288,703)	(32,959,787)	63,840,351
Net gain (loss) on investments and
foreign currency transactions	1,290,513	(34,232,360)	(41,265,956)	(53,363,578)	(537,916)
Net Increase (Decrease) in Net Assets Resulting
from Operations	$ 8,014,755	$ (28,382,543)	$ (37,207,430)	$ (48,939,743)	$ 215,565

(a) Net of $20,830 foreign taxes withheld

(b) Net of $54,780 foreign taxes withheld

(c) Net of $33,678 foreign taxes withheld

(d) Net of $68,994 foreign taxes withheld

(e) Net of $366,155 foreign taxes withheld

138	See notes to financial statements	139

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2009

	SELECT		SPECIAL
	GROWTH	OPPORTUNITY	SITUATIONS	INTERNATIONAL
Investment Income
Dividends	$ 1,904,300	$ 5,050,157 (f)	$ 3,752,482	$ 3,000,661 (g)
Dividends from affiliate (Note 2)	34,066	92,380	188,426	26,345
Interest	—	—	—	2,941

Total income	1,938,366	5,142,537	3,940,908	3,029,947

Expenses (Notes 1 and 3):
Advisory fees	1,253,367	2,312,489	2,075,637	884,574
Distribution plan expenses – Class A	468,143	863,985	609,581	261,939
Distribution plan expenses – Class B	110,680	210,978	82,914	29,496
Shareholder servicing costs	842,769	1,350,544	934,473	545,134
Professional fees	43,133	63,936	49,433	52,183
Custodian fees	17,685	28,439	23,733	133,631
Registration fees	40,896	38,290	37,795	36,982
Reports to shareholders	28,097	40,428	30,012	18,576
Trustees’ fees	11,080	20,003	13,675	5,778
Other expenses	52,860	94,074	50,967	39,652

Total expenses	2,868,710	5,023,166	3,908,220	2,007,945
Less: Expenses waived	—	—	(383,757)	—
Expenses paid indirectly	(1,402)	(2,567)	(1,801)	(730)

Net expenses	2,867,308	5,020,599	3,522,662	2,007,215

Net investment income (loss)	(928,942)	121,938	418,246	1,022,732

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 2):
Net realized gain (loss) on:
Investments	(72,064,132)	(24,480,008)	(47,829,807)	(25,971,261)
Foreign currency transactions	—	—	—	2,128,685
Net realized loss on investments
and foreign currency transactions	(72,064,132)	(24,480,008)	(47,829,807)	(23,842,576)
Net unrealized appreciation (depreciation) of:
Investments	27,119,973	(2,830,615)	32,434,302	20,860,060
Foreign currency transactions	—	—	—	(1,846,398)
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	27,119,973	(2,830,615)	32,434,302	19,013,662

Net loss on investments and foreign currency transactions	(44,944,159)	(27,310,623)	(15,395,505)	(4,828,914)

Net Decrease in Net Assets Resulting from Operations	$ (45,873,101)	$ (27,188,685)	$ (14,977,259)	$ (3,806,182)

(f) Net of $10,358 foreign taxes withheld

(g) Net of $269,997 foreign taxes withheld

140	See notes to financial statements	141

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	CASH MANAGEMENT		GOVERNMENT		INVESTMENT GRADE		INCOME
Year Ended September 30	2009	2008	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets From Operations
Net investment income	$ 1,221,501	$ 6,356,325	$ 10,935,987	$ 9,571,332	$ 15,274,428	$ 14,702,832	$ 35,830,693	$ 39,939,941
Net realized gain (loss) on investments	—	—	980,301	241,855	(12,048,295)	(19,862,926)	(112,253,431)	(23,520,343)
Net unrealized appreciation (depreciation) of investments	—	—	10,055,950	2,251,120	45,188,050	(20,764,517)	88,440,358	(80,270,992)
Net increase (decrease) in net assets resulting
from operations	1,221,501	6,356,325	21,972,238	12,064,307	48,414,183	(25,924,611)	12,017,620	(63,851,394)
Dividends to Shareholders
Net investment income – Class A	(1,215,241)	(6,300,152)	(11,010,399)	(9,508,609)	(15,729,968)	(14,466,779)	(36,620,365)	(39,378,847)
Net investment income – Class B	(6,260)	(56,173)	(439,921)	(433,580)	(760,072)	(901,522)	(980,700)	(1,353,711)
Total dividends	(1,221,501)	(6,356,325)	(11,450,320)	(9,942,189)	(16,490,040)	(15,368,301)	(37,601,065)	(40,732,558)
Share Transactions *
Class A:
Proceeds from shares sold	149,200,434	228,564,733	89,368,837	53,495,830	62,035,917	76,586,604	38,647,729	45,861,746
Reinvestment of dividends	1,183,936	6,186,351	9,894,128	8,447,996	13,931,701	12,726,546	29,097,696	31,092,107
Cost of shares redeemed	(212,143,550)	(218,169,828)	(50,746,193)	(34,189,386)	(48,574,281)	(53,576,760)	(64,519,916)	(79,571,081)
	(61,759,180)	16,581,256	48,516,772	27,754,440	27,393,337	35,736,390	3,225,509	(2,617,228)
Class B:
Proceeds from shares sold	4,860,797	6,076,772	4,308,972	2,672,620	2,161,072	2,841,907	1,369,449	1,365,640
Reinvestment of dividends	6,061	52,562	411,452	400,468	691,880	819,873	796,975	1,062,813
Cost of shares redeemed	(5,000,550)	(4,896,034)	(3,684,416)	(3,225,273)	(5,425,434)	(5,550,881)	(4,484,336)	(8,257,605)
	(133,692)	1,233,300	1,036,008	(152,185)	(2,572,482)	(1,889,101)	(2,317,912)	(5,829,152)
Net increase (decrease) from share transactions	(61,892,872)	17,814,556	49,552,780	27,602,255	24,820,855	33,847,289	907,597	(8,446,380)
Net increase (decrease) in net assets	(61,892,872)	17,814,556	60,074,698	29,724,373	56,744,998	(7,445,623)	(24,675,848)	(113,030,332)
Net Assets
Beginning of year	237,659,451	219,844,895	239,900,630	210,176,257	284,940,911	292,386,534	474,623,266	587,653,598
End of year †	$ 175,766,579	$ 237,659,451	$ 299,975,328	$ 239,900,630	$ 341,685,909	$ 284,940,911	$ 449,947,418	$ 474,623,266

†Includes undistributed net investment income (deficit) of	$ —	$ —	$ 121,938	$ 100,547	$ (732,205)	$ (1,367,287)	$ 1,807,103	$ 1,811,639

*Shares Issued and Redeemed
Class A:
Sold	149,200,434	228,564,733	8,119,199	4,941,143	7,506,299	8,193,353	18,474,840	16,524,176
Issued for dividends reinvested	1,183,936	6,186,351	896,474	780,509	1,685,746	1,373,634	14,128,160	11,314,035
Redeemed	(212,143,550)	(218,169,828)	(4,609,280)	(3,164,061)	(5,958,625)	(5,787,841)	(31,275,460)	(28,751,382)
Net increase (decrease) in Class A shares outstanding	(61,759,180)	16,581,256	4,406,393	2,557,591	3,233,420	3,779,146	1,327,540	(913,171)

Class B:
Sold	4,860,797	6,076,772	391,751	246,088	263,623	302,164	664,130	491,818
Issued for dividends reinvested	6,061	52,562	37,308	36,992	84,000	88,380	387,573	386,088
Redeemed	(5,000,550)	(4,896,034)	(334,945)	(298,716)	(668,820)	(595,157)	(2,160,772)	(2,979,556)
Net increase (decrease) in Class B shares outstanding	(133,692)	1,233,300	94,114	(15,636)	(321,197)	(204,613)	(1,109,069)	(2,101,650)

142	See notes to financial statements	143

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	TOTAL RETURN		VALUE		BLUE CHIP		GROWTH & INCOME
Year Ended September 30	2009	2008	2009	2008	2009	2008	2009	2008
Increase (Decrease) in Net Assets From Operations
Net investment income	$ 6,724,242	$ 8,357,946	$ 5,849,817	$ 6,282,240	$ 4,058,526	$ 4,058,380	$ 4,423,835	$ 6,911,851
Net realized gain (loss) on investments	(9,483,692)	(1,608,059)	(13,268,873)	(4,080,397)	(9,977,253)	(6,119,538)	(20,403,791)	1,823,903
Net unrealized appreciation (depreciation) of investments	10,774,205	(55,680,582)	(20,963,487)	(75,530,195)	(31,288,703)	(104,718,281)	(32,959,787)	(192,026,266)
Net increase (decrease) in net assets resulting
from operations	8,014,755	(48,930,695)	(28,382,543)	(73,328,352)	(37,207,430)	(106,779,439 ;)	(48,939,743)	(183,290,512)
Distributions to Shareholders
Net investment income – Class A	(7,294,927)	(8,482,572)	(5,289,493)	(6,075,415)	(3,817,452)	(3,843,653)	(6,507,658)	(5,193,481)
Net investment income – Class B	(411,162)	(544,177)	(157,251)	(206,356)	(110,020)	(67,462)	(312,817)	(90,794)
Net realized gains – Class A	—	(6,767,191)	—	—	—	—	(1,098,693)	(10,953,020)
Net realized gains – Class B	—	(625,604)	—	—	—	—	(73,074)	(913,158)

Total distributions	(7,706,089)	(16,419,544)	(5,446,744)	(6,281,771)	(3,927,472)	(3,911,115)	(7,992,242)	(17,150,453)

Share Transactions *
Class A:
Proceeds from shares sold	48,128,682	54,926,724	46,162,803	61,763,002	41,475,826	50,687,564	78,339,719	109,163,017
Reinvestment of distributions	7,183,309	15,063,988	5,211,749	5,987,167	3,786,180	3,808,942	7,539,347	16,025,049
Cost of shares redeemed	(45,000,268)	(60,728,853)	(44,829,250)	(73,184,887)	(46,153,726)	(82,062,296)	(79,223,395)	(123,461,494)

	10,311,723	9,261,859	6,545,302	(5,434,718)	(891,720))	(27,565,790)	6,655,671	1,726,572
Class B:
Proceeds from shares sold	1,896,768	2,333,837	1,383,432	2,259,660	1,712,240	2,402,580	2,970,932	4,516,660
Reinvestment of distributions	405,877	1,161,520	156,218	204,520	109,716	67,354	384,206	1,001,473
Cost of shares redeemed	(6,192,908)	(7,419,892)	(4,455,394)	(7,612,489)	(6,707,446)	(13,705,467)	(9,309,449)	(17,146,873)

	(3,890,263)	(3,924,535)	(2,915,744)	(5,148,309)	(4,885,490)	(11,235,533)	(5,954,311)	(11,628,740)

Net increase (decrease) from share transactions	6,421,460	5,337,324	3,629,558	(10,583,027)	(5,777,210)	(38,801,323)	701,360	(9,902,168)

Net increase (decrease) in net assets	6,730,126	(60,012,915)	(30,199,729)	(90,193,150)	(46,912,112)	(149,491,877)	(56,230,625)	(210,343,133)

Net Assets
Beginning of year	329,456,432	389,469,347	351,020,674	441,213,824	422,272,662	571,764,539	664,521,997	874,865,130

End of year†	$ 336,186,558	$ 329,456,432	$ 320,820,945	$ 351,020,674	$ 375,360,550	$ 422,272,662	$ 608,291,372	$ 664,521,997

†Includes undistributed net investment income of	$ 470,660	$ 978,375	$ 1,047,762	$ 917,502	$ 1,394,468	$ 1,263,414	$ 34,203	$ 2,514,196

*Shares Issued and Redeemed
Class A:
Sold	4,109,052	3,736,223	8,803,750	8,384,742	2,580,194	2,197,104	7,829,046	7,284,893
Issued for distributions reinvested	603,791	1,020,067	985,364	840,055	232,570	169,700	746,863	1,021,080
Redeemed	(3,885,466)	(4,155,693)	(8,634,264)	(9,967,213)	(2,883,244)	(3,565,342)	(8,010,238)	(8,286,295)

Net increase (decrease) in Class A shares outstanding	827,377	600,597	1,154,850	(742,416)	(70,480)	(1,198,538)	565,671	19,678

Class B:
Sold	165,872	162,847	272,994	311,458	115,095	111,952	317,151	318,321
Issued for distributions reinvested	34,840	79,189	30,278	28,911	7,334	3,069	40,830	65,169
Redeemed	(543,696)	(509,436)	(868,516)	(1,051,771)	(446,123)	(633,838)	(984,923)	(1,209,209)

Net decrease in Class B shares outstanding	(342,984)	(267,400)	(565,244)	(711,402)	(323,694)	(518,817)	(626,942)	(825,719)

144	See notes to financial statements	145

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	GLOBAL		SELECT GROWTH		OPPORTUNITY		SPECIAL SITUATIONS
Year Ended September 30	2009	2008	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 753,481	$ 1,143,022	$ (928,942)	$ (1,423,106)	$ 121,938	$ (335,753)	$ 418,246	$ 317,458
Net realized gain (loss) on investments
and foreign currency transactions	(64,378,267)	(2,586,400)	(72,064,132)	(33,331,034)	(24,480,008)	11,704,587	(47,829,807)	7,202,882
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	63,840,351	(85,621,345)	27,119,973	(33,242,861)	(2,830,615)	(111,901,468)	32,434,302	(46,989,996)
Net increase (decrease) in net assets resulting
from operations	215,565	(87,064,723)	(45,873,101)	(67,997,001)	(27,188,685)	(100,532,634)	(14,977,259)	(39,469,656)
Distributions to Shareholders
Net investment income – Class A	(700,428)	(1,935,582)	—	—	—	(2,157,616)	(316,738)	—
Net investment income – Class B	(15,414)	(88,410)	—	—	—	(241,374)	(769)	—
Distributions in excess of net investment income – Class A	(1,000,030)	—	—	—	—	—	—	—
Distributions in excess of net investment income – Class B	(37,956)	—	—	—	—	—	—	—
Net realized gains – Class A	—	(39,760,740)	—	(34,525,068)	(10,298,045)	(40,556,491)	(6,706,340)	(14,772,999)
Net realized gains – Class B	—	(1,816,126)	—	(3,724,631)	(918,722)	(4,537,080)	(335,771)	(966,711)

Total distributions	(1,753,828)	(43,600,858)	—	(38,249,699)	(11,216,767)	(47,492,561)	(7,359,618)	(15,739,710)

Share Transactions *
Class A:
Proceeds from shares sold	27,829,425	51,429,580	30,784,311	60,620,663	45,788,903	64,628,411	31,078,864	41,157,489
Reinvestment of distributions	1,665,406	41,083,108	—	34,371,915	10,254,773	42,542,593	6,983,764	14,700,522
Cost of shares redeemed	(27,935,429)	(40,792,493)	(26,091,741)	(33,794,385)	(43,909,512)	(76,137,000)	(29,343,070)	(40,045,712)

	1,559,402	51,720,195	4,692,570	61,198,193	12,134,164	31,034,004	8,719,558	15,812,299

Class B:
Proceeds from shares sold	1,013,659	1,994,555	1,073,575	2,501,234	1,869,978	3,091,684	785,115	1,305,910
Reinvestment of distributions	53,157	1,896,632	—	3,702,717	916,291	4,761,120	335,504	963,948
Cost of shares redeemed	(2,161,628)	(4,097,9690)	(4,659,036)	(3,964,542)	(7,105,182)	(13,013,176)	(2,961,582)	(4,810,972)

	(1,094,812)	(206,782)	(3,585,461)	2,239,409	(4,318,913)	(5,160,372)	(1,840,963)	(2,541,114)

Net increase from share transactions	464,590	51,513,413	1,107,109	63,437,602	7,815,251	25,873,632	6,878,595	13,271,185

Net decrease in net assets	(1,073,673)	(79,152,168)	(44,765,992)	(42,809,098)	(30,590,201)	(122,151,563)	(15,458,282)	(41,938,181)

Net Assets
Beginning of year	257,618,795	336,770,963	225,191,465	268,000,563	409,034,688	531,186,251	270,377,125	312,315,306

End of year†	$ 256,545,122	$ 257,618,795	$ 180,425,473	$ 225,191,465	$ 378,444,487	$ 409,034,688	$ 254,918,843	$ 270,377,125

†Includes undistributed net investment income (deficit) of	$ (113,939)	$ (93,065)	$ —	$ —	$ 73,125	$ —	$ 363,450	$ 317,458

*Shares Issued and Redeemed
Class A:
Sold	5,981,721	7,067,592	6,231,108	7,496,389	2,694,996	2,401,751	2,014,582	1,867,242
Issued for distributions reinvested	370,090	5,206,984	—	3,919,261	620,749	1,490,630	471,557	625,820
Redeemed	(6,117,705)	(5,614,081)	(5,303,836)	(4,199,720)	(2,613,382)	(2,831,995)	(1,920,295)	(1,820,109)

Net increase in Class A shares outstanding	234,106	6,660,495	927,272	7,215,930	702,363	1,060,386	565,844	672,953

Class B:
Sold	257,172	306,217	236,169	323,798	126,727	127,952	58,566	65,821
Issued for distributions reinvested	13,356	270,176	—	449,359	62,889	186,857	25,749	46,166
Redeemed	(529,400)	(619,922)	(984,800)	(526,068)	(475,942)	(538,141)	(219,514)	(245,486)

Net increase (decrease) in Class B shares outstanding	(258,872)	(43,529)	(748,631)	247,089)	(286,326)	(223,332)	(135,199)	(133,499)

146	See notes to financial statements	147

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	INTERNATIONAL

Year Ended September 30	2009	2008

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 1,022,732	$213,540
Net realized loss on investments
and foreign currency transactions	(23,842,576)	(14,285,235)
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	19,013,662	(23,330,472)
Net decrease in net assets resulting from operations	(3,806,182)	(37,402,167)

Dividends to Shareholders
Net investment income – Class A	(1,461,635)	(2,659,071)
Net investment income – Class B	(46,959)	(111,221)

Total dividends	(1,508,594)	(2,770,292)
Share Transactions *
Class A:
Proceeds from shares sold	22,093,794	61,600,305
Reinvestment of dividends	1,452,292	2,652,722
Cost of shares redeemed	(15,560,100)	(17,297,672)

	7,985,986	46,955,355
Class B:
Proceeds from shares sold	520,694	1,980,202
Reinvestment of dividends	46,946	111,198
Cost of shares redeemed	(768,606)	(870,776)

	(200,966)	1,220,624

Net increase from share transactions	7,785,020	48,175,979

Net increase in net assets	2,470,244	8,003,520

Net Assets
Beginning of year	108,575,756	100,572,236

End of year †	$ 111,046,000	$ 108,575,756

†Includes undistributed net investment income (deficit) of	$ 994,587	$(914,170)

*Shares Issued and Redeemed
Class A:
Sold	2,936,440	5,014,211
Reinvestment of dividends	189,594	196,789
Redeemed	(2,078,169)	(1,479,150)

Net increase in Class A shares outstanding	1,047,865	3,731,850

Class B:
Sold	71,230	161,304
Reinvestment of dividends	6,234	8,336
Redeemed	(103,335)	(73,967)

Net increase (decrease) in Class B shares outstanding	(25,871)	95,673

148	See notes to financial statements

Notes to Financial Statements
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2009

1. Significant Accounting Policies—First Investors Income Funds (“Income Funds”) and First Investors Equity Funds (“Equity Funds”), each a Delaware statutory trust (each a “Trust”, collectively, “the Trusts”), are registered under the Investment Company Act of 1940 (“the 1940 Act”) as diversified, open-end management investment companies and operate as series funds. The Income Funds issue shares of beneficial interest in the Cash Management Fund, Government Fund, Investment Grade Fund and Fund For Income. The Equity Funds issue shares of beneficial interest in the Total Return Fund, Value Fund, Blue Chip Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, and International Fund (each a “Fund”, collectively, “the Funds”). The Trusts account separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of September 30, 2009 is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Fund For Income seeks high current income.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

Value Fund seeks total return.

Blue Chip Fund seeks high total investment return.

Growth & Income Fund seeks long-term growth of capital and current income.

Global Fund seeks long-term capital growth.

Select Growth Fund seeks long-term growth of capital.

Opportunity Fund seeks long-term capital growth.

Special Situations Fund seeks long-term growth of capital.

International Fund primarily seeks long-term capital growth.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security

149

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2009

is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities may also be priced by pricing services approved by the Trusts’ Board of Trustees (the “Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. At September 30, 2009, Fund For Income held six securities that were fair valued by its Valuation Committee with an aggregate value of $2,137,441, representing .5% of the Fund’s net assets.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 of the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), formerly known as Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements, investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is defined as the price that a fund would receive upon

150

selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition, effective June 15, 2009, the Funds adopted FASB Staff position (“FSP) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP No. 157-4”). FSP No. 157-4 emphasizes that the objective of fair value measurement described in ASC 820 remains unchanged and provides additional guidance for estimating fair value in accordance with ASC 820 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No. 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/ or current market prices are reflective of “distressed sales”, significant management judgment may be necessary to estimate fair value in accordance with ASC 820.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2009, for each Fund’s investments is included at the end of each Fund’s schedule of investments.

B. Federal Income Taxes—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At September 30, 2009, capital loss carryovers were as follows:

151

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2009

				Year Capital Loss Carryovers Expire
	Total	2010	2011	2012	2013	2014	2015	2016	2017
Government	$ 7,490,387	$—	$54,921	$2,120,906	$1,600,894	$740,643	$1,909,473	$1,063,550	$—
Investment Grade	34,032,850	27,419	407,283	1,356,376	14	741,116	4,294,433	401,409	26,804,800
Fund for Income	167,702,831	18,563,112	52,099,335	25,740,298	10,200,012	7,456,986	24,660,250	5,033,118	23,949,720
Total Return	5,168,651	—	—	—	—	—	—	—	5,168,651
Value	39,572,144	—	21,002,401	—	—	—	—	—	18,569,743
Blue Chip*	97,578,186	14,615,567	70,632,641	—	—	—	—	—	12,329,978
Growth & Income	8,796,265	—	—	—	—	—	—	—	8,796,265
Global	18,998,989	—	—	—	—	—	—	—	18,998,989
Select Growth	50,114,227	—	—	—	—	—	—	2,098,139	48,016,088
Opportunity	4,904,349	—	—	—	—	—	—	—	4,904,349
Special Situations	12,205,466	—	—	—	—	—	—	—	12,205,466
International	21,176,305	—	—	—	—	—	82,339	1,552,900	19,541,066

*For Blue Chip Fund, $3,583,654 of the $97,578,186 capital loss carryover was acquired on August 10, 2007 in the tax-free reorganization with the First Investors Focused Equity Fund that was approved by the Equity Fund's Board of Trustees. Due to the reorganization the Fund will have available for utilization $2,138,552 for the taxable year 2010 and $1,445,102 for the taxable year 2011. These capital loss carryovers will expire as follows: $2,832,002 in 2010 and $751,652 in 2011.

The Funds have adopted the provisions of ASC 740 “Income Taxes” (ASC 740”), formerly known as FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes —an interpretation of FASB Statement No. 109”. ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 – 2009. As of September 30, 2009, the Funds did not have any unrecognized tax benefits.

C. Distributions to Shareholders—Dividends from net investment income of the Government Fund, Investment Grade Fund and Fund For Income are generally declared daily and paid monthly. The Cash Management Fund declares distributions daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income, if any, of Total Return Fund, Value Fund, Blue Chip Fund and Growth & Income Fund are declared and paid quarterly. Dividends from net investment income, if any, of, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, and International Fund are declared and paid annually. Distributions

152

from net realized capital gains of each of the other Funds, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, post-October capital losses, net operating losses and foreign currency transactions.

D. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trusts are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Foreign Currency Translations—The accounting records of Global Fund and International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

Global Fund and International Fund do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

G. Other—Security transactions are generally accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated

153

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2009

expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. For the year ended September 30, 2009, the Bank of New York Mellon, custodian of each Fund (other than Global Fund and International Fund), has provided credits in the amount of $1,100 for the Income Funds and $725 for the Equity Funds against custodian charges based on the uninvested cash balances of these Funds. The Funds also reduced expenses through brokerage service arrangements. For the year ended September 30, 2009, expenses were reduced by $7,962 for the Income Funds and by $19,363 for the Equity Funds under these arrangements.

2. Security Transactions—For the year ended September 30, 2009, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, repurchase agreements, short-term securities and foreign currencies) were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Government	$ 158,624,021	$ 114,819,310	$ —	$ —
Investment Grade	243,965,172	187,298,199	6,198,578	37,822,033
Fund For Income	298,514,270	278,252,586	—	—
Total Return	157,273,292	122,754,973	17,372,113	27,090,785
Value	45,567,775	38,789,886	—	—
Blue Chip	37,427,925	48,618,390	—	—
Growth & Income	142,135,350	135,031,838	—	—
Global	286,293,713	284,373,987	—	—
Select Growth	204,340,711	202,532,880	—	—
Opportunity	122,680,007	110,840,248	—	—
Special Situations	135,022,139	110,357,049	—	—
International	64,670,797	53,006,652	—	—

154

At September 30, 2009, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation	)
Government	$ 297,204,388	$ 9,451,487	$ 9,056	$ 9,442,431
Investment Grade	318,486,318	24,611,934	1,873,740	22,738,194
Fund For Income	463,386,694	22,153,558	40,820,446	(18,666,888)
Total Return	316,798,690	40,993,061	23,524,499	17,468,562
Value	312,338,026	44,277,033	36,314,030	7,963,003
Blue Chip	326,277,759	81,420,570	31,791,721	49,628,849
Growth & Income	596,668,768	107,633,098	92,376,947	15,256,151
Global*	222,222,990	40,032,021	6,541,796	33,490,225
Select Growth	161,372,147	21,710,318	2,456,719	19,253,599
Opportunity	361,460,841	68,772,463	48,775,940	19,996,523
Special Situations	223,886,597	43,076,236	9,489,498	33,586,738
International	102,329,098	11,881,799	2,881,992	8,999,807

*Aggregate cost includes PFIC income of $60,104 for Global Fund.

Certain of the Funds may invest in First Investors Cash Reserve Fund, LLC (“Cash Reserve Fund”), an affiliated unregistered money market fund managed by First Investors Management Company, Inc. During the year ended September 30, 2009, purchases, sales and dividend income earned by the Funds that invested in the Cash Reserve Fund were as follows:

	Value at	Purchase	Sales	Value at	Dividend
Fund	9/30/08	Shares/Cost	Shares/Costs	9/30/09	Income
Government	$ 6,785,000	$121,833,000	$111,600,000	$17,018,000	$ 75,340
Investment Grade	5,750,000	135,960,000	135,935,000	5,775,000	64,067
Fund For Income	16,005,000	167,145,000	178,980,000	4,170,000	184,215
Total Return	3,400,000	101,605,000	104,305,000	700,000	153,861
Value	18,480,000	30,325,000	33,080,000	15,725,000	162,076
Blue Chip	1,225,000	36,343,000	30,083,000	7,485,000	69,721
Growth & Income	5,890,000	94,310,000	94,795,000	5,405,000	136,414
Global	13,310,000	78,950,000	80,305,000	11,955,000	111,481
Select Growth	5,150,000	63,740,000	66,455,000	2,435,000	34,066
Opportunity	12,900,000	73,445,000	82,515,000	3,830,000	92,380
Special Situations	34,010,000	71,519,000	95,498,000	10,031,000	188,426
International	2,450,000	36,515,000	37,715,000	1,250,000	26,345

155

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2009

3. Advisory Fee and Other Transactions With Affiliates—Certain officers and trustees of the Trusts are officers and directors of the Trusts’ investment adviser, First Investors Management Company, Inc. (“FIMCO”), their underwriter, First Investors Corporation (“FIC”), their transfer agent, Administrative Data Management Corp. (“ADM”) and/or First Investors Federal Savings Bank (“FIFSB”), custodian of the Funds’ retirement accounts. Trustees of the Trusts who are not “interested persons” of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended September 30, 2009, total trustees fees accrued by the Income Funds and Equity Funds amounted to $75,606 and $155,577, respectively.

The Investment Advisory Agreements provide as compensation to FIMCO, an annual fee, payable monthly, at the following rates:

Cash Management Fund—.50% of the Fund’s average daily net assets. During the period October 1, 2008 to January 31, 2009, FIMCO has voluntarily waived $104,480 in advisory fees to limit the Fund’s overall expense ratio to .80% on Class A shares and 1.55% on Class B shares. During the period February 1, 2009 to September 30, 2009, FIMCO has voluntarily waived $550,739 in advisory fees to limit the Fund’s over all expense ratio to .60% on Class A shares and 1.35% on Class B shares. In addition, FIMCO has voluntarily waived $25,080 in advisory fees to prevent a negative yield on the Fund's shares.

Government Fund—.66% on the first $500 million of the Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the year ended September 30, 2009, FIMCO has voluntarily waived $450,716 in advisory fees to limit the Fund’s overall expense ratio to 1.10% on Class A shares and 1.80% on Class B shares.

Investment Grade Fund—.66% on the first $500 million of the Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the year ended September 30, 2009, FIMCO has voluntarily waived $507,359 in advisory fees to limit the Fund’s overall expense ratio to 1.10% on Class A shares and 1.80% on Class B shares.

Fund For Income—.75% on the first $250 million of the Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended September 30, 2009, FIMCO has voluntarily waived 6.7% of the .75% annual fee to limit the advisory fee to .70% of the Fund’s average daily net assets.

156

Total Return, Value, Blue Chip, Growth & Income, Select Growth, and Opportunity Funds—.75% on the first $300 million of each Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion.

Special Situations Fund—1% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, and .64% on average daily net assets over $1.5 billion. For the year ended September 30, 2009, FIMCO has voluntarily waived 20% of the 1% annual fee to limit the advisory fee to .80% of the Fund’s average daily net assets.

Global and International Funds—.98% on the first $300 million of the Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. For the year ended September 30, 2009, FIMCO has voluntarily waived 3.1% of the .98% annual fee on Global Fund to limit the advisory fee to .95% of the Fund’s average daily net assets.

For the year ended September 30, 2009, total advisory fees accrued to FIMCO by the Income Funds and Equity Funds were $7,706,924 and $19,062,823, respectively, of which $1,792,257 and $446,173, respectively, was voluntarily waived by FIMCO as noted above.

For the year ended September 30, 2009, FIC, as underwriter, received from the Income Funds and Equity Funds $5,550,398 and $17,154,434, respectively, in commissions in connection with the sale of shares of the Funds, after allowing $70,747 and $13,504, respectively, to other dealers. For the year ended September 30, 2009, shareholder servicing costs for the Income Funds and Equity Funds included $2,506,015 and $7,142,349, respectively, in transfer agent fees accrued to ADM and $397,190 and $1,961,346, respectively, in retirement accounts custodian fees accrued to FIFSB.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Cash Management Fund, is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The Cash Management Fund is authorized to pay FIC a fee of 1% of the average daily net assets of the Class B shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For

157

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2009

the year ended September 30, 2009, total distribution plan fees accrued to FIC by the Income Funds and Equity Funds amounted to $3,182,943 and $8,092,817, respectively.

Wellington Management Company, LLP (“Wellington”) serves as investment subadviser to Global Fund, Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund, Paradigm Capital Management, Inc. serves as investment subadviser to Special Situations Fund and Vontobel Asset Management, Inc. serves as investment subadviser to International Fund. Effective April 24, 2009, Muzinich & Co., Inc., serves as investment subadviser to Fund For Income. The subadvisers are paid by FIMCO and not by the Funds.

4. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, these 144A securities are deemed to be liquid. At September 30, 2009, Cash Management Fund held one 144A security with a value of $5,525,210 representing 3.1% of the Fund’s net assets, Investment Grade Fund held nineteen 144A securities with an aggregate value of $69,461,673 representing 20.3% of the Fund’s net assets, Fund For Income held seventy-two 144A securities with an aggregate value of $120,994,065 representing 26.9% of the Fund’s net assets, Total Return Fund held thirteen 144A securities with an aggregate value of $11,907,036 representing 3.5% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these section 4(2) securities are deemed to be liquid. At September 30, 2009, Cash Management Fund held seven Section 4(2) securities with an aggregate value of $36,993,146 representing 21.0% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

5. High Yield Credit Risk—The investments of Fund For Income in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. Forward Currency Contracts—Forward currency contracts are obligations to purchase or sell a specific currency for an agreed-upon price at a future date. When the Global Fund and the International Fund purchase or sell foreign securities they may enter into a forward currency contract to minimize foreign exchange risk

158

between the trade date and the settlement date of such transactions. The Funds could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Forward currency contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains or losses are reflected in the Fund’s assets.

The Global Fund has the following forward currency contracts outstanding at September 30, 2009:

Contracts to Buy					Unrealized
Foreign Currency		In Exchange for		Settlement Date	Gain
30,806,059	Japanese Yen	US	$ 342,673	10/2/09	US	$ 1,395

Contracts to Sell					Unrealized
Foreign Currency		In Exchange for		Settlement Date	Loss
235,341	Euro	US	$ 342,915	10/1/09	US	$ (1,085)
190,462	Euro		277,521	10/2/09		(878)
			$ 620,436			$ (1,963)
Net Unrealized Loss on Forward Currency Contracts						$ (568)

The International Fund had no forward currency contracts outstanding at September 30, 2009.

7. Foreign Exchange Contracts—The Global Fund and the International Fund may enter into foreign exchange contracts for the purchase or sell of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and are used to decrease exposure to foreign exchange risk associated with foreign currency denominated securities held by the Funds. The Funds could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Fund’s assets.

159

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2009

The Global Fund had no foreign exchange contracts open at September 30, 2009.

The International Fund had the following foreign exchange contracts open at September 30, 2009:

Contracts to Buy						Unrealized
Foreign Currency		In Exchange for		Settlement Date		Gain (Loss )

9,071,000	British Pound	US $	15,161,214	12/7/09	US$	(653,417)
5,494,000	Swiss Franc	5,160,536		12/7/09		134,120
5,299,000	Brazilian Real	2,723,990		12/7/09		250,303
4,764,000	Euro		6,777,814	12/7/09		185,775
			$29,823,554			$ (83,219)

Contracts to Sell						Unrealized
Foreign Currency			In Exchange for	Settlement Date		Gain (Loss )

9,071,000	British Pound	US $	14,729,208	12/7/09		$ 221,412
5,494,000	Swiss Franc	5,066,929		12/7/09		(227,727)
5,299,000	Brazilian Real	2,588,907		12/7/09		(385,386)
4,764,000	Euro	6,646,809		12/7/09		(316,780)
2,588,000	British Pound	4,158,580		3/29/10		19,435
2,148,000	Swiss Franc	2,085,801		3/29/10		15,739
1,799,000	Euro		2,632,549	3/29/10		2,931
			$37,908,783			$(670,376)
Net Unrealized Loss on Foreign Exchange Contracts						$(753,595)

Fair Value of Derivative Instruments—The fair value of derivative instruments as of September 30, 2009, was as follows:

	Assets Derivatives		Liability Derivatives

Derivatives not accounted	Statements of		Statements of
for as hedging instruments	Assets and		Assets and
under Statement 133	Liabilities Location	Value	Liabilities Location	Value
Foreign exchange contracts:	Unrealized		Unrealized
	appreciation of		depreciation of
	foreign exchange		foreign exchange
	contracts	$829,715	contracts	$1,583,310

160

The effect of derivative instruments on the Statement of Operations are as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Realized Gain (Loss)
for as hedging instruments	on Foreign Currency
under Statement 133	Transactions
Foreign currency transactions:	$2,128,685

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Unrealized Appreciation
for as hedging instruments	(Depreciation) on Foreign
under Statement 133	Currency Transactions
Foreign currency transactions:	$(1,846,398)

8. Capital—The Trusts are authorized to issue an unlimited number of shares of beneficial interest without par value. The Trusts consist of the Funds listed on the cover page, each of which is a separate and distinct series of the Trusts. Each Fund has designated two classes of shares, Class A shares and Class B shares (each, a “Class”). Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. Cash Management Fund’s Class A and Class B shares are sold without an initial sales charge; however, its Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible Fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FIC as underwriter of the Trusts. The Class A and Class B shares sold by the other Funds have a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 5.75% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.

161

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2009

9. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended September 30, 2009 and September 30, 2008 were as follows:

	Year Ended September 30, 2009			Year Ended September 30, 2008
	Distributions			Distributions
	Declared from			Declared from
	Long-Term				Long-Term
	Ordinary	Capital		Ordinary	Capital
Fund	Income	Gain	Total	Income	Gain	Total
Cash Management	$1,221,501	$—	$1,221,501	$6,356,325	$—	$6,356,325
Government	11,450,320	—	11,450,320	9,942,189	—	9,942,189
Investment Grade	16,490,040	—	16,490,040	15,368,301	—	15,368,301
Fund For Income	37,601,065	—	37,601,065	40,732,558	—	40,732,558
Total Return	7,706,089	—	7,706,089	12,765,632	3,653,912	16,419,544
Value	5,446,744	—	5,446,744	6,281,771	—	6,281,771
Blue Chip	3,927,472	—	3,927,472	3,911,115	—	3,911,115
Growth & Income	7,540,914	451,328	7,992,242	16,175,556	974,897	17,150,453
Global	1,753,828	—	1,753,828	21,687,345	21,913,513	43,600,858
Select Growth	—	—	—	6,649,469	31,600,230	38,249,699
Opportunity	1,730,190	9,486,577	11,216,767	8,679,957	38,812,604	47,492,561
Special Situations	317,507	7,042,111	7,359,618	8,020,760	7,718,950	15,739,710
International	1,508,594	—	1,508,594	2,770,292	—	2,770,292

As of September 30, 2009, the components of distributable earnings (deficit) on a tax basis were as follows:

		Undistributed				Total
	Undistributed	Capital Gains	Other	Unrealized		Distributable
	Ordinary	or (Loss )	Accumulated	Appreciation		Earnings
Fund	Income	Carryover	Losses	(Depreciation	)	(Deficit )
Government	$121,938	$(7,490,387)	$—	$9,442,431		$2,073,982
Investment Grade	408,155	(34,032,850)	(9,600,036)	22,738,194		(20,486,537)
Fund For Income	2,374,309	(167,702,831)	(113,933,907)	(18,666,888)		(297,929,317)
Total Return	862,225	(5,168,651)	(7,580,725)	17,468,562		5,581,411
Value	856,063	(39,572,144)	(4,940,695)	7,963,003		(35,693,773)
Blue Chip	1,394,468	(97,578,186)	(7,180,936)	49,628,849		(53,735,805)
Growth & Income	28,284	(8,796,265)	(12,653,470)	15,256,151		(6,165,300)
Global	—	(18,998,989)	(41,623,549)	33,496,715		(27,125,823)
Select Growth	—	(50,114,227)	(55,283,782)	19,253,600		(86,144,409)
Opportunity	—	(4,904,349)	(19,381,501)	19,996,523		(4,289,327)
Special Situations	—	(12,205,466)	(33,893,325)	33,586,738		(12,512,053)
International	255,140	(21,176,305)	(20,992,081)	8,999,807		(32,913,439)

* Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, passive foreign investment companies, real estate investment trusts and amortization of bond premium.

162

Other accumulated losses consist primarily of post-October loss deferrals.

For the year ended September 30, 2009, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts and passive foreign investment companies, foreign currency transactions and expiration of capital loss carryovers.

	Capital	Undistributed	Accumulated Capital
Fund	Paid In	Ordinary Income	Gains (Losses )
Government	$ (1,699,619)	$ 535,724	$ 1,163,895
Investment Grade	(1,715,940)	1,850,694	(134,754)
Fund For Income	(13,810,649)	1,765,836	12,044,813
Total Return	—	474,132	(474,132)
Value	—	(272,814)	272,814
Growth & Income	—	(83,353)	83,353
Global	(1,037,986)	979,473	58,513
Select Growth	(928,492)	928,492	—
Opportunity	(9,132)	(48,813)	57,945
Special Situations	54,747	(54,747)	—
International	2,413	2,394,619	(2,397,032)

10. U.S. Treasury’s Temporary Guarantee Program for Money Market Funds— The Board approved the Cash Management Fund’s participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008, which has subsequently been extended twice through April 30, 2009 and September 18, 2009, respectively. The Program was designed to protect shareholders of the Cash Management Fund as of September 18, 2008, against the risk of loss in the event that the Cash Management Fund net asset value falls below $0.995. The fee paid to the U.S. Treasury to participate in the initial three-month stage of the Program, which expired on December 18, 2008, was 0.01% of the net asset value of the Cash Management Fund as of September 18, 2008. The fee paid to participate in each extension was 0.015% of the net assets value of the Cash Management Fund on September 18, 2008. The fees were borne by the Cash Management Fund without regard to any expenses limitation currently in effect for the Cash Management Fund. The Program terminated on September 18, 2009.

163

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2009

11. New Accounting Pronouncements—In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”), formerly known as Financial Accounting Standards No. 165, “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Funds’ financial statements through November 25, 2009. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund’s financial statements through this date.

164

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165

Financial Highlights

FIRST INVESTORS INCOME FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
September 30, except as otherwise indicated.

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return*	(in millions)	Credits	Credits(a)	Income	Expenses	Income (Loss)	Rate

CASH MANAGEMENT FUND

Class A
2005	$1.00	$.019	—	$.019	$.019	—	$.019	$1.00	1.94%	$162.70%		.71%	1.90%	1.04%	1.56%	—
2006	1.00	.038	—	.038	.038	—	.038	1.00	3.89	200.78		.79	3.85	1.01	3.62	—
2007	1.00	.045	—	.045	.045	—	.045	1.00	4.59	218.80		.81	4.51	.93	4.38	—
2008	1.00	.027	—	.027	.027	—	.027	1.00	2.69	234.80		.80	2.63	.92	2.51	—
2009	1.00	.005	—	.005	.005	—	.005	1.00	.54	172.71		.71	.58	1.03	.26	—
Class B
2005	1.00	.012	—	.012	.012	—	.012	1.00	1.18	3	1.45	1.46	1.15	1.79	.81	—
2006	1.00	.031	—	.031	.031	—	.031	1.00	3.11	3	1.53	1.54	3.10	1.76	2.87	—
2007	1.00	.037	—	.037	.037	—	.037	1.00	3.81	2	1.55	1.56	3.76	1.68	3.63	—
2008	1.00	.019	—	.019	.019	—	.019	1.00	1.92	4	1.55	1.55	1.88	1.67	1.76	—
2009	1.00	.001	—	.001	.001	—	.001	1.00	.14	3	1.13	1.13	.16	1.78	(.49)	—

GOVERNMENT FUND

Class A
2005	$11.13	$.50	$(.25)	$.25	$.50	—	$.50	$10.88	2.25%	$182	1.10%	1.11%	4.49%	1.57%	4.02%	48%
2006	10.88	.45	(.13)	.32	.49	—	.49	10.71	3.02	186	1.10	1.11	4.14	1.35	3.89	43
2007	10.71	.49	(.06)	.43	.50	—	.50	10.64	4.07	199	1.10	1.11	4.62	1.24	4.48	23
2008	10.64	.49	.11	.60	.48	—	.48	10.76	5.73	228	1.10	1.10	4.29	1.24	4.15	37
2009	10.76	.47	.44	.91	.47	—	.47	11.20	8.59	287	1.10	1.10	4.03	1.26	3.87	43

Class B
2005	11.12	.41	(.25)	.16	.41	—	.41	10.87	1.48	15	1.85	1.86	3.74	2.32	3.27	48
2006	10.87	.36	(.12)	.24	.40	—	.40	10.71	2.32	13	1.85	1.86	3.39	2.10	3.14	43
2007	10.71	.41	(.06)	.35	.42	—	.42	10.64	3.33	12	1.82	1.83	3.90	1.96	3.76	23
2008	10.64	.41	.12	.53	.41	—	.41	10.76	4.99	12	1.80	1.80	3.59	1.94	3.45	37
2009	10.76	.39	.43	.82	.39	—	.39	11.19	7.75	13	1.80	1.80	3.33	1.96	3.17	43

166	167

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return*	(in millions)	Credits	Credits(a)	Income	Expenses	Income	Rate

INVESTMENT GRADE FUND

Class A
2005	$10.11	$.45	$ (.28)	$ .17	$.52	—	$.52	$9.76	1.70%	$203	1.10%	1.11%	4.21%	1.31%	4.00%	11%
2006	9.76	.44	(.19)	.25	.49	—	.49	9.52	2.69	231	1.10	1.11	4.35	1.27	4.18	74
2007	9.52	.45	(.09)	.36	.46	—	.46	9.42	3.91	271	1.10	1.11	4.58	1.22	4.46	50
2008	9.42	.48	(1.20)	(.72)	.47	—	.47	8.23	(8.12)	268	1.10	1.10	4.80	1.23	4.67	127
2009	8.23	.49	.85	1.34	.47	—	.47	9.10	17.06	325	1.10	1.10	5.29	1.27	5.12	79
Class B
2005	10.10	.34	(.24)	.10	.45	—	.45	9.75	.97	28	1.85	1.86	3.46	2.06	3.25	11
2006	9.75	.30	(.12)	.18	.42	—	.42	9.51	1.92	24	1.85	1.86	3.60	2.02	3.43	74
2007	9.51	.35	(.05)	.30	.40	—	.40	9.41	3.17	22	1.82	1.83	3.86	1.94	3.74	50
2008	9.41	.42	(1.21)	(.79)	.40	—	.40	8.22	(8.78)	17	1.80	1.80	4.10	1.93	3.97	127
2009	8.22	.44	.85	1.29	.40	—	.40	9.11	16.35	16	1.80	1.80	4.59	1.97	4.42	79

INCOME FUND

Class A
2005	$3.18	$.23	$(.11)	$ .12	$.23	—	$.23	$3.07	3.79%	$571	1.30%	1.30%	7.33%	N/A	N/A	39%
2006	3.07	.22	(.06)	.16	.22	—	.22	3.01	5.40	555	1.30	1.31	7.28	N/A	N/A	28
2007	3.01	.21	(.02)	.19	.21	—	.21	2.99	6.38	563	1.28	1.29	7.00	N/A	N/A	34
2008	2.99	.21	(.54)	(.33)	.21	—	.21	2.45	(11.58)	460	1.29	1.29	7.40	1.30	7.39	17
2009	2.45	.20	(.13)	.07	.20	—	.20	2.32	4.28	438	1.38	1.38	9.10	1.42	9.06	73
Class B
2005	3.18	.21	(.13)	.08	.20	—	.20	3.06	2.68	37	2.00	2.00	6.63	N/A	N/A	39
2006	3.06	.20	(.06)	.14	.20	—	.20	3.00	4.64	31	2.00	2.01	6.58	N/A	N/A	28
2007	3.00	.19	(.01)	.18	.19	—	.19	2.99	5.99	25	1.98	1.99	6.30	N/A	N/A	34
2008	2.99	.19	(.54)	(.35)	.19	—	.19	2.45	(12.25)	15	1.99	1.99	6.70	2.00	6.69	17
2009	2.45	.19	(.13)	.06	.18	—	.18	2.33	3.75	12	2.08	2.08	8.40	2.12	8.36	73

* Calculated without sales charges.

** Net of expenses waived or assumed by the investment adviser (Note 3).

(a) The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1H).

168	See notes to financial statements	169

Financial Highlights
FIRST INVESTORS EQUITY FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
September 30, except as otherwise indicated.

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return*	(in millions)	Credits	Credits(a)	Income	Expenses	Income	Rate

TOTAL RETURN FUND

Class A
2005	$12.98	$.23	$ .97	$ 1.20	$.25	$ —	$.25	$13.93	9.25%	$281	1.39%	1.40%	1.69%	1.57%	1.52%	52%
2006	13.93	.23	.64	.87	.23	—	.23	14.57	6.24	312	1.37	1.38	1.63	1.44	1.57	57
2007	14.57	.29	1.40	1.69	.30	.10	.40	15.86	11.68	355	1.32	1.33	2.05	N/A	N/A	40
2008	15.86	.36	(2.31)	(1.95)	.37	.30	.67	13.24	(12.66)	304	1.34	1.34	2.32	N/A	N/A	59
2009	13.24	.30	.03	.33	.32	—	.32	13.25	2.77	316	1.43	1.43	2.35	N/A	N/A	53
Class B
2005	12.80	.13	.95	1.08	.15	—	.15	13.73	8.49	38	2.09	2.10	.99	2.27	.82	52
2006	13.73	.13	.63	.76	.13	—	.13	14.36	5.53	36	2.07	2.08	.93	2.14	.87	57
2007	14.36	.14	1.42	1.56	.19	.10	.29	15.63	10.93	34	2.02	2.03	1.35	N/A	N/A	40
2008	15.63	.26	(2.29)	(2.03)	.27	.30	.57	13.03	(13.35)	25	2.04	2.04	1.62	N/A	N/A	59
2009	13.03	.21	.03	.24	.23	—	.23	13.04	2.10	21	2.13	2.13	1.65	N/A	N/A	53

VALUE FUND

Class A
2005	$5.95	$.08	$ .65	$ .73	$.07	—	$.07	$6.61	12.31%	$267	1.42%	1.43%	1.31%	N/A	N/A	17%
2006	6.61	.09	.78	.87	.08	—	.08	7.40	13.22	337	1.39	1.40	1.29	N/A	N/A	15
2007	7.40	.10	.74	.84	.10	—	.10	8.14	11.36	414	1.32	1.33	1.34	N/A	N/A	8
2008	8.14	.12	(1.49)	(1.37)	.12	—	.12	6.65	(16.91)	334	1.35	1.35	1.62	N/A	N/A	17
2009	6.65	.11	(.64)	(.53)	.11	—	.11	6.01	(7.81)	308	1.48	1.48	2.14	N/A	N/A	15
Class B
2005	5.87	.04	.63	.67	.03	—	.03	6.51	11.43	27	2.12	2.13	.61	N/A	N/A	17
2006	6.51	.04	.76	.80	.03	—	.03	7.28	12.34	28	2.09	2.10	.59	N/A	N/A	15
2007	7.28	.05	.72	.77	.04	—	.04	8.01	10.64	27	2.02	2.03	.64	N/A	N/A	8
2008	8.01	.07	(1.46)	(1.39)	.07	—	.07	6.55	(17.42)	17	2.05	2.05	.92	N/A	N/A	17
2009	6.55	.08	(.64)	(.56)	.07	—	.07	5.92	(8.43)	12	2.18	2.18	1.44	N/A	N/A	15

170	171

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return*	(in millions)	Credits	Credits(a)	Income (Loss)	Expenses	Income (Loss)	Rate
BLUE CHIP FUND

Class A
2005	$18.69	$.10	$ 1.91	$2.01	$.10	—	$.10	$20.60	10.76%	$421	1.45%	1.45%	.54%	1.56%	.43%	55%
2006	20.60	.10	1.82	1.92	.07	—	.07	22.45	9.31	438	1.46	1.46	.47	1.50	.43	6
2007	22.45	.15	3.17	3.32	.13	—	.13	25.64	14.81	526	1.39	1.39	.65	N/A	N/A	3
2008	25.64	.21	(5.18)	(4.97)	.19	—	.19	20.48	(19.43)	396	1.40	1.41	.86	N/A	N/A	8
2009	20.48	.21	(1.95)	(1.74)	.20	—	.20	18.54	(8.36)	357	1.57	1.57	1.27	N/A	N/A	11
Class B
2005	17.61	.09	1.67	1.76	.07	—	.07	19.30	9.98	52	2.15	2.15	(.16)	2.26	(.27)	55
2006	19.30	(.08)	1.72	1.64	—	—	—	20.94	8.50	44	2.16	2.16	(.23)	2.20	(.27)	6
2007	20.94	(.06)	3.00	2.94	—	—	—	23.88	14.04	46	2.09	2.09	(.05)	N/A	N/A	3
2008	23.88	.03	(4.80)	(4.77)	.04	—	.04	19.07	(20.00)	27	2.10	2.11	.16	N/A	N/A	8
2009	19.07	.09	(1.82)	(1.73)	.09	—	.09	17.25	(9.00)	18	2.27	2.27	.57	N/A	N/A	11

GROWTH & INCOME FUND

Class A
2005	$12.14	$.09	$ 1.54	$1.63	$.10	$ —	$.10	$13.67	13.43%	$597	1.38%	1.38%	.72%	N/A	N/A	42%
2006	13.67	.05	1.05	1.10	.05	—	.05	14.72	8.06	671	1.37	1.37	.35	N/A	N/A	34
2007	14.72	.08	2.37	2.45	.07	.24	.31	16.86	16.78	808	1.32	1.32	.54	N/A	N/A	23
2008	16.86	.14	(3.66)	(3.52)	.11	.23	.34	13.00	(21.23)	623	1.35	1.35	.94	N/A	N/A	24
2009	13.00	.09	(1.02)	(0.93)	.14	.02	.16	11.91	(6.93)	578	1.51	1.51	.90	N/A	N/A	26
Class B
2005	11.62	(.04)	1.51	1.47	.03	—	.03	13.06	12.65	82	2.08	2.08	.02	N/A	N/A	42
2006	13.06	(.12)	1.07	.95	—	—	—	14.01	7.28	72	2.07	2.07	(.35)	N/A	N/A	34
2007	14.01	(.13)	2.35	2.22	—	.24	.24	15.99	15.98	67	2.02	2.02	(.16)	N/A	N/A	23
2008	15.99	.03	(3.47)	(3.44)	.02	.23	.25	12.30	(21.82)	41	2.05	2.05	.24	N/A	N/A	24
2009	12.30	.01	(.97)	(.96)	.10	.02	.12	11.22	(7.59)	30	2.21	2.21	.20	N/A	N/A	26

172	173

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from							Ratio to Average Net			Assets Before Expenses
	Net Asset	Net	Net Realized				Distributions		Net Asset			Assets**			Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net	in Excess of		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Net Investment	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Income	Distributions	Year	Return*	(in millions)	Credits	Credits(a)	Income (Loss)	Expenses	Income (Loss)	Rate

GLOBAL FUND

Class A
2005	$5.93	$ —	$1.13	$1.13	$ —	$ —	$—	$ —	$7.06	19.06%	$239	1.78%	1.78%	.05%	N/A	N/A	104%
2006	7.06	.01	.71	.72	.02	—	—	.02	7.76	10.15	260	1.77	1.77	.14	N/A	N/A	105
2007	7.76	—	1.87	1.87	.05	.76	—	.81	8.82	26.43	323	1.70	1.70	(.07)	1.70%	(.07)%	134
2008	8.82	.03	(1.97)	(1.94)	.01	1.12	—	1.13	5.75	(25.44)	249	1.70	1.70	.39	1.73	.36	133
2009	5.75	.02	—	.02	.02	—	.02	.04	5.73	.53	249	1.90	1.90	.38	1.93	.35	141
Class B
2005	5.52	(.04)	1.04	1.00	—	—	—	—	6.52	18.12	14	2.48	2.48	(.65)	N/A	N/A	104
2006	6.52	(.05)	.67	.62	—	—	—	—	7.14	9.51	14	2.47	2.47	(.56)	N/A	N/A	105
2007	7.14	(.16)	1.81	1.65	.05	.76	—	.81	7.98	25.57	14	2.40	2.40	(.77)	2.40	(.77)	134
2008	7.98	(.02)	(1.75)	(1.77)	—	1.12	—	1.12	5.09	(25.91)	9	2.40	2.40	(.31)	2.43	(.34)	133
2009	5.09	(.03)	—	(.03)	.01	—	.02	.03	5.03	(.37)	7	2.60	2.60	(.32)	2.63	(.35)	141

SELECT GROWTH FUND††

Class A
2005	$7.80	$(.05)	$1.07	$1.02	—	$ —	—	$ —	$8.82	13.08%	$169	1.58%	1.58%	(.66)%	N/A	N/A	91%
2006	8.82	(.06)	.50	.44	—	—	—	—	9.26	4.99	195	1.53	1.53	(.65)	N/A	N/A	107
2007	9.26	(.04)	1.75	1.71	—	.76	—	.76	10.21	19.81	243	1.47	1.47	(.46)	N/A	N/A	169
2008	10.21	(.04)	(2.06)	(2.10)	—	1.42	—	1.42	6.69	(23.84)	207	1.46	1.47	(.52)	N/A	N/A	99
2009	6.69	(.02)	(1.34)	(1.36)	—	—	—	—	5.33	(20.33)	170	1.67	1.67	(.51)	N/A	N/A	120
Class B
2005	7.59	(.11)	1.04	.93	—	—	—	—	8.52	12.25	23	2.28	2.28	(1.36)	N/A	N/A	91
2006	8.52	(.12)	.49	.37	—	—	—	—	8.89	4.34	23	2.23	2.23	(1.35)	N/A	N/A	107
2007	8.89	(.11)	1.68	1.57	—	.76	—	.76	9.70	19.00	25	2.17	2.17	(1.16)	N/A	N/A	169
2008	9.70	(.09)	(1.94)	(2.03)	—	1.42	—	1.42	6.25	(24.43)	18	2.16	2.17	(1.22)	N/A	N/A	99
2009	6.25	(.06)	(1.25)	(1.31)	—	—	—	—	4.94	(20.96)	10	2.37	2.37	(1.21)	N/A	N/A	120

174	175

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return*	(in millions)	Credits	Credits(a)	Income (Loss)	Expenses	(Loss)	Rate

OPPORTUNITY FUND†††

Class A
2005	$22.71	$(.09)	$5.62	$5.53	$ —	$ —	$ —	$28.24	24.35%	$410	1.48%	1.48%	(.39)%	1.61%	(.52)%	43%
2006	28.24	(.09)	.77	.68	—	.78	.78	28.14	2.58	435	1.44	1.44	(.33)	1.47	(.36)	55
2007	28.14	.16	4.35	4.51	—	1.33	1.33	31.32	16.57	481	1.38	1.38	.52	N/A	N/A	50
2008	31.32	—	(5.53)	(5.53)	.14	2.66	2.80	22.99	(19.40)	377	1.39	1.40	(.01)	N/A	N/A	40
2009	22.99	.01	(1.61)	(1.60)	—	.63	.63	20.76	(6.24)	355	1.58	1.58	.09	N/A	N/A	35
Class B
2005	21.10	(.26)	5.22	4.96	—	—	—	26.06	23.51	57	2.18	2.18	(1.09)	2.31	(1.22)	43
2006	26.06	(.29)	.73	.44	—	.78	.78	25.72	1.85	51	2.14	2.14	(1.03)	2.17	(1.06)	55
2007	25.72	(.05)	3.97	3.92	—	1.33	1.33	28.31	15.80	50	2.08	2.08	(.18)	N/A	N/A	50
2008	28.31	(.21)	(4.89)	(5.10)	.14	2.66	2.80	20.41	(19.99)	32	2.09	2.10	(.71)	N/A	N/A	40
2009	20.41	(.10)	(1.47)	(1.57)	—	.63	.63	18.21	(6.90)	23	2.28	2.28	(.61)	N/A	N/A	35

SPECIAL SITUATIONS FUND

Class A
2005	$16.84	$(.12)	$3.72	$3.60	$ —	$ —	$ —	$20.44	21.38%	$224	1.59%	1.60%	(.64)%	1.82%	(.86)%	112%
2006	20.44	.11	2.07	2.18	—	—	—	22.62	10.67	249	1.53	1.53	(.49)	1.73	(.69)	48
2007	22.62	(.06)	3.59	3.53	—	1.88	1.88	24.27	16.30	295	1.46	1.46	(.27)	1.61	(.42)	64
2008	24.27	.03	(2.93)	(2.90)	—	1.22	1.22	20.15	(12.67)	258	1.49	1.50	.14	1.61	.02	52
2009	20.15	.03	(1.23)	(1.20)	.02	.53	.55	18.40	(5.28)	246	1.64	1.64	.22	1.82	.04	55
Class B
2005	15.54	(.26)	3.44	3.18	—	—	—	18.72	20.46	21	2.29	2.30	(1.34)	2.52	(1.56)	112
2006	18.72	(.26)	2.11	1.85	—	—	—	20.57	9.88	18	2.23	2.23	(1.19)	2.43	(1.39)	48
2007	20.57	(.22)	3.26	3.04	—	1.88	1.88	21.73	15.48	18	2.16	2.16	(.97)	2.31	(1.12)	64
2008	21.73	(.13)	(2.57)	(2.70)	—	1.22	1.22	17.81	(13.26)	12	2.19	2.20	(.56)	2.31	(.68)	52
2009	17.81	(.10)	(1.09)	(1.19)	—	.53	.53	16.09	(5.99)	9	2.34	2.34	(.48)	2.52	(.66)	55

176	177

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions											Ratio to Average Net
		Investment Operations			from						Ratio to Average Net					Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset			Assets**					Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses		Net Expenses		Net			Net		Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee		Before Fee		Investment			Investment		Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return*	(in millions)	Credits		Credits(a)		Income (Loss)	Expenses		Income (Loss)		Rate

INTERNATIONAL FUND

Class A
2006(b)	$10.00	$ —	$ .71	$ .71	$ —	$—	$ —	$10.71	7.10%	$ 19	2.35	%†	2.35	%†	.15%†	5.65	%†	(3.15	)%†	9%
2007	10.71	.08	2.46	2.54	—	.07	.07	13.18	23.84	96	2.50		2.50		(.05)	2.35		.10		67
2008	13.18	.07	(3.45)	(3.38)	—	.32	.32	9.48	(26.37)	105	1.95		1.95		.20	1.94		.20		122
2009	9.48	.29	(.74)	(.45)	.13	—	.13	8.90	(4.52)	108	2.20		2.20		1.16	N/A		N/A		60
Class B
2006(b)	10.00	(.01)	.71	.70	—	—	—	10.70	7.00	1	3.05	†	3.05	†	(.55 )†	6.35	†	(3.85	)†	9
2007	10.70	—	2.44	2.44	—	.07	.07	13.07	22.93	4	3.20		3.20		(.75)	3.05		(.60)		67
2008	13.07	(.02)	(3.40)	(3.42)	—	.32	.32	9.33	(26.91)	4	2.65		2.65		(.50)	2.64		(.50)		122
2009	9.33	.22	(.72)	(.50)	.12	—	.12	8.71	(5.19)	3	2.90		2.90		.46	N/A		N/A		60

* Calculated without sales charges.

** Net of expenses waived or assumed by the investment adviser (Note 3).

† Annualized.

†† Prior to May 7, 2007, known as All-Cap Growth Fund.

††† Prior to January 31, 2008, known as Mid-Cap Opportunity Fund.

(a) The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note1E).

(b) For the period June 27, 2006 (commencement of operations) to September 30, 2006.

178	See notes to financial statements	179

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Income Funds and First Investors Equity Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Cash Management Fund, Government Fund, Investment Grade Fund and Fund For Income, (each a series of First Investors Income Funds), and the Total Return Fund, Value Fund, Blue Chip Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, and International Fund (each a series of First Investors Equity Funds), as of September 30, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

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In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Management Fund, Government Fund, Investment Grade Fund, Fund For Income, Total Return Fund, Value Fund, Blue Chip Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund, as of September 30, 2009, and the results of their operations for the year then ended, changes in their net assets for each of the two years then ended, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
November 25, 2009

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS INCOME FUNDS

I. Annual Consideration of the Investment Advisory Agreement

At a meeting held on May 21, 2009 (“May Meeting”), the Board of Trustees (“Board”), including a majority of the non-interested or independent Trustees (hereinafter, “Trustees”), approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between First Investors Management Company, Inc. (“FIM-CO”) and each of the following funds (each a “Fund” and collectively the “Funds”): Government Fund, Investment Grade Fund, Fund For Income and Cash Management Fund. In reaching its decisions, the Board considered information furnished and discussed throughout the year at regularly scheduled Board meetings and Investment Committee meetings as well as information provided specifically in relation to the renewal of the Advisory Agreement for the May Meeting.

Information furnished at Board meetings and/or Investment Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance, presentations given by the portfolio managers of the Funds and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the May Meeting, the independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. Additionally, in response to specific requests from the independent Trustees in connection with the May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. In addition to evaluating, among other things, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO at the May Meeting.

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In considering the information and materials described above, the independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the Advisory Agreement for all of the Funds was considered at the same Board meeting, the Trustees addressed each Fund separately during the May Meeting.

Based on all of the information presented, the Board, including a majority of its independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement are reasonable in relation to the services that are provided under the Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or separately managed accounts. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex.

The Board also recognized that it is the philosophy of FIMCO and its affiliates to provide personal service to the shareholders of the Funds, that FIMCO and its affiliates strive to service the needs of a shareholder base that includes many investors who are less affluent and that the average account size of many of the First Investors funds is small by comparison to the industry averages. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex attempts to deliver to its shareholders.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; and (6) the

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

implementation of Board directives as they relate to the Funds. The Board noted that FIMCO provides not only advisory services but certain administrative services that many other advisers do not provide under their advisory agreements. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance, and FIMCO’s willingness to make changes in portfolio managers and sub-advisers, such as the recent hiring of Muzinich & Co., Inc. (“Muzinich”) as sub-adviser to the Fund For Income. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds in light of the current market environment.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Based on the information considered, the Board concluded that the nature, extent and quality of FIMCO’s services as well as the services of its affiliates supported approval of the Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Investment Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Trustees reviewed the performance of the Funds over the most recent calendar year (“1-year period”) and the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2009 (the “year-to-date period”). The Board also reviewed the annual yield of each Fund for each of the past three calendar years. With regard to the performance and yield information, the Board considered the performance and yield of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and

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the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance or yield.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that the Government Fund and Cash Management Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. With respect to the performance of the Investment Grade Fund, although the performance of the Fund did not fall within one of the top three quintiles for at least one of the performance periods provided by Lipper, the Fund’s performance had improved during the year-to-date period and fell within one of the top three quintiles for such year-to-date period. In addition, the Board considered that, in order to improve the performance of the Fund For Income, it had approved, based on FIMCO’s recommendation, the recent hiring of Muzinich as sub-adviser to the Fund For Income, which had previously been managed by an internal portfolio management team at FIMCO. The Board noted that the yield for each Fund, except for the Government Fund, for each of the past three calendar years fell within one of the top three quintiles and the yield for the Government Fund fell within one of the top three quintiles for two of the past three calendar years. Moreover, the Board considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement. The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets – these fee rates include advisory and administrative service fees – to other funds in its Peer Group. In this regard, the Board considered the management fees of each Fund on a quintile basis as compared to its Peer Group. For purposes of the management fee data provided by Lipper, the first quintile is defined as 20% of the funds in the applicable Peer Group with the lowest management fee and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the highest management fee.

Based on the data provided on management fee rates, on a Fund-by-Fund basis, the Board noted that the contractual management fee rate and actual management fee rate (after taking into account any applicable fee waivers) for each Fund, except the Cash Management Fund, did not fall within one of the first three quintiles of its respective Peer Group. The Board considered that FIMCO informed the Board that it intends to: (i) extend, on a voluntary basis, the existing total expense cap limitation for the

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

Cash Management Fund through May 31, 2010; (ii) extend, on a voluntary basis, the existing management fee cap for the Fund For Income through May 31, 2010; and (iii) waive management fees, on a voluntary basis, above 55 basis points for the Government Fund and Investment Grade Fund from the date that their existing total expense cap agreements expire until May 31, 2010. The Board also considered that, with respect to the Cash Management Fund, FIMCO is currently waiving additional management fees to maintain total expense levels below the total expense cap for such Fund due to the low interest rate environment. With respect to the Government Fund and Investment Grade Fund, the Board considered FIMCO’s explanation for capping their management fees rather than their total expenses and the resulting increase in expense ratio of such a change.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; (ii) overall Fund expenses cover (a) check-writing and wiring privileges for Cash Management Fund shareholders at no additional cost and (b) the custodial fees for shareholders who invest in the Funds through retirement accounts are paid by the Funds and are reflected in the Funds’ total expense ratio, and a significant majority of the shares of the Funds, other than the Cash Management Fund, are held in retirement accounts; and (iii) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in most cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Lipper expense data is based upon historical information taken from each fund’s most recent annual report and, as a result of the dramatic decline in mutual fund assets on an industry-wide basis during the fourth quarter of 2008, is based on asset levels that may be higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper’s methodology and that current expense ratios may increase as assets decline, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

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Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2008, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO as a Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund, except the Cash Management Fund, includes breakpoints to account for management economies of scale. The Board noted that the Fund For Income has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in its fee schedule. With regard to the Government Fund and Investment Grade Fund, the Board recognized that, although these Funds are not currently at an asset level at which they can take advantage of the breakpoints contained in their fee schedule, each schedule is structured so that when the assets of these Funds increase, economies of scale may be shared for the benefit of shareholders. With respect to the Cash Management Fund, the Board concluded that the fee structure is appropriate at current asset levels.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO as a result of its relationship with the Funds. In that regard, the Board considered the profits earned or losses incurred by ADM and the income received by FIC and FIMCO’s affiliated bank as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, after evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by FIMCO, the Board concluded that the level of fees paid to FIMCO with respect to each Fund is reasonable. As a result, the Board, including a majority of the independent Trustees, approved the Advisory Agreement with each Fund.

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

II. Initial Consideration of the Subadvisory Agreement with Muzinich & Co., Inc. for the Fund For Income

On April 23, 2009, the Board, including a majority of the non-interested Trustees (“Independent Trustees”), approved a Subadvisory Agreement (the “Agreement”) among the First Investors Fund For Income (the “Fund”), a series of First Investors Income Funds, First Investors Management Company, Inc. (“FIMCO”) and Muzinich & Co., Inc. (“Muzinich”). The Agreement also applied to another high yield fund within the First Investors Fund Family.

FIMCO’s recommended that the Board approve the appointment of Muzinich as subadviser to the Fund to improve the consistency of the performance of the Fund and address the fact that the aggregate assets managed by FIMCO in the high yield sector had declined to the point that maintaining an internal management team was no longer cost effective. As of March 31, 2009, Muzinich had more than $3.3 billion of assets under management and extensive experience in managing high-yield and investment grade bond portfolios similar to those of the Fund.

In reaching its decision, the Board considered several factors when evaluating Muzinich and in approving the Agreement, including Muzinich’s experience in managing U.S. dollar denominated high yield bonds (“U.S. high yield bonds”) and high yield bond portfolios, the past performance of accounts managed by Muzinich with a similar investment mandate as the Fund, its overall capabilities to perform the services under the Agreement and its willingness to perform those services for the Fund. A discussion of the factors relating to the Board’s appointment of Muzinich as subadviser to the Fund and approval of the Agreement and subadvisory fee to be paid by FIMCO to Muzinich follows.

Nature, extent, and quality of the services to be provided by Muzinich

The Board considered Muzinich’s investment process, its experience in managing portfolios of U.S. high yield bonds, and the experience and capabilities of the personnel who will be responsible for the management of the Fund. In addition, the Board considered the differences between Muzinich’s investment strategy compared to that of the FIMCO portfolio managers who were managing the Fund at the time. The Board also took into consideration FIMCO’s belief that Muzinich’s approach to investing in U.S. high yield bonds would reduce the risk profile of the portfolio of the Fund and improve the relative performance for Fund shareholders when the high yield market is performing poorly. The Board also considered Muzinich’s plan for transitioning the Fund’s portfolio over time and its sell side discipline. In addition, the Board considered Muzinich’s investment resources, infrastructure and the adequacy of its compliance program. Based on this

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information, the Board concluded that the nature, extent and quality of the subadvisory services to be provided by Muzinich were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

Investment Performance of Muzinich

The Board evaluated Muzinich’s historical investment performance record in managing assets utilizing a U.S. high yield bond mandate. In this regard, the Board evaluated the performance of Muzinich’s U.S. High Yield Composite (the “Composite”) with the performance of the Merrill Lynch BB/B Index and Merrill Lynch High Yield Index (each, an “Index”) and the average performance of the applicable Lipper peer group for the three-, five- and 10-year periods ending December 31, 2008, as well as the annual performance for each of 2004 through 2008 and year-to-date performance through March 31, 2009. The Board noted that the performance of the Composite was better than the performance of each Index and the Lipper peer group for most of the periods presented. The Trustees concluded that the historical investment performance record of Muzinich supported approval of the Agreement.

Subadvisory Fees

In evaluating the Agreement, the Board reviewed Muzinich’s proposed subadvisory fee schedule. The Board considered that Muzinich represented to FIMCO that the fee to be paid by FIMCO under the Agreement is competitive with the fees Muzinich charges any other fund or separate account client for a similar investment mandate. The Trustees concluded that Muzinich’s subadvisory fees under the Agreement appeared to be within a reasonable range for the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by Muzinich and its affiliates from the relationship with the Fund

Since the subadvisory relationship with Muzinich is new, the Board did not consider the costs of the services to be provided and profits to be realized by Muzinich and its affiliates from the relationship with the Fund. The Trustees did consider, however, FIMCO’s representation that FIMCO did not anticipate any material change to its profitability as a result of the hiring of Muzinich.

Extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors

The Board considered that the fees to be paid to Muzinich under the Agreement are to be paid by FIMCO and not the Fund, and noted that FIMCO negotiated “breakpoints” in Muzinich’s fees based on the levels of assets in the Fund. The Board also considered that the investment management agreement fee schedule with FIMCO for the Fund includes

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

breakpoints so that, to the extent that assets of the Fund grow, certain management economies of scale may be shared for the benefit of shareholders.

Benefits to be derived by Muzinich from the relationship with the Fund

The Board considered the “fall-out” or ancillary benefits that may accrue to Muzinich as a result of the subadvisory relationship with the Fund, including access to the U.S. mutual fund marketplace with respect to the subadviser’s investment process and expanding the level of assets under management by Muzinich. The Board also noted that Muzinich does not participate in any soft dollar arrangements with any parties. After review of this information, the Trustees concluded that the potential benefits accruing to Muzinich by virtue of its relationship with the Funds appeared to be reasonable.

Other

The Trustees considered the selection and due diligence process employed by FIM-CO in deciding to recommend Muzinich as subadviser to the Funds and also considered FIMCO’s conclusion that the fees to be paid to Muzinich for its services to the Funds are reasonable and appropriate in light of the nature and quality of services to be provided by Muzinich and the reasons supporting that conclusion. The Trustees concluded that FIMCO’s recommendations and conclusions supported approval of the Agreement with Muzinich.

* * *

The Board did not identify any single factor as being of paramount importance and different Trustees may have given different weights to different factors. In summary, based on the various considerations described above, the Trustees, including a majority of the Independent Trustees, concluded that the proposed subadvisory fee for each Fund is reasonable and that the approval of the Agreement is in the best interests of each Fund and its shareholders, and as a result approved the Agreement.

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Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS EQUITY FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Wellington Management Company, LLP, Paradigm Capital Management, Inc., Smith Group Asset Management, LP and Vontobel Asset Management, Inc.

At a meeting held on May 21, 2009 (“May Meeting”), the Board of Trustees (“Board”), including a majority of the non-interested or independent Trustees (hereinafter, “Trustees”), approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between First Investors Management Company, Inc. (“FIM-CO”) and each of the following funds (each a “Fund” and collectively the “Funds”): Growth & Income Fund, Total Return Fund, Blue Chip Fund, Value Fund, Opportunity Fund, Special Situations Fund, Select Growth Fund, Global Fund and International Fund. In addition, at the May Meeting, the Board, including a majority of the independent Trustees, approved the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with: (1) Wellington Management Company, LLP (“WMC”) with respect to the Global Fund; (2) Paradigm Capital Management, Inc. (“Paradigm”) with respect to the Special Situations Fund; (3) Smith Group Asset Management, LP (“Smith Group”) with respect to the Select Growth Fund; and (4) Vontobel Asset Management, Inc. (“Vontobel”) with respect to the International Fund. The Global Fund, Special Situations Fund, Select Growth Fund and International Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board meetings and Investment Committee meetings as well as information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the May Meeting. Information furnished at Board meetings and/or Investment Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance, presentations given by representatives of FIMCO, WMC, Paradigm, Smith Group and Vontobel and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the May Meeting, the independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. Additionally, in response to specific requests from the

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

independent Trustees in connection with the May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. In addition to evaluating, among other things, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO at the May Meeting.

In addition, in response to specific requests from the independent Trustees in connection with the May Meeting, WMC, Paradigm, Smith Group and Vontobel furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by WMC, Paradigm, Smith Group and Vontobel to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by WMC, Paradigm, Smith Group and Von-tobel and a comparison of those fee rates to the fee rates of WMC, Paradigm, Smith Group and Vontobel for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability information provided by WMC, Paradigm, Smith Group and Vontobel; and (4) any “fall out” or ancillary benefits accruing to WMC, Paradigm, Smith Group and Vontobel as a result of the relationship with each applicable Sub-Advised Fund.

In considering the information and materials described above, the independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Trustees addressed each Fund separately during the May Meeting.

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Based on all of the information presented, the Board, including a majority of its independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements with Paradigm, Smith Group, Vontobel and WMC.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or separately managed accounts. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex.

The Board also recognized that it is the philosophy of FIMCO and its affiliates to provide personal service to the shareholders of the Funds, that FIMCO and its affiliates strive to service the needs of a shareholder base that includes many investors who are less affluent and that the average account size of many of the First Investors funds is small by comparison to the industry averages. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex attempts to deliver to its shareholders.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring sub-advisers. The Board noted that FIMCO provides not only advisory services but certain administrative services that many other advisers do not provide under their advisory agreements. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

portfolio managers and analysts based on Fund performance, and FIMCO’s willingness to make changes in portfolio managers and sub-advisers. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds in light of the current market environment.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by WMC, Paradigm, Smith Group and Vontobel to the applicable Sub-Advised Funds. The Board considered WMC’s, Paradigm’s, Smith Group’s and Vontobel’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of their respective personnel responsible for the portfolio management of the applicable Sub-Advised Funds. In light of the current market environment, the Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser.

Based on the information considered, the Board concluded that the nature, extent and quality of FIMCO’s, WMC’s, Paradigm’s, Smith Group’s and Vontobel’s services, as applicable, as well as the services of FIMCO’s affiliates supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Investment Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Board reviewed the performance of the Funds over the most recent calendar year (“1-year period”) and, to the extent provided by Lipper, the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2009 (the “year-to-date period”). With regard to the performance information, the Board considered the performance

194

of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. The Board also considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds. The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets – these fee rates include advisory and administrative service fees – to other funds in its Peer Group. In this regard, the Board considered the management fees of each Fund on a quintile basis as compared to its Peer Group. For purposes of the management fee data provided by Lipper, the first quintile is defined as 20% of the funds in the applicable Peer Group with the lowest management fee and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the highest management fee.

Based on the data provided on management fee rates, on a Fund-by-Fund basis, the Board noted that: (1) the contractual management fee rate for each Fund, except the Growth & Income Fund and Global Fund, was in one of the top three quintiles of its respective Peer Group; and (2) the actual management fee rate (after taking into account any applicable fee waivers) for each Fund, except the Growth & Income Fund, Total Return Fund, Value Fund and Global Fund, was in one of the top three quintiles of its respective Peer Group. The Board also considered that FIMCO informed the Board that it intends to extend, on a voluntary basis, the existing management fee caps for the Special Situations Fund and Global Fund until May 31, 2010.

In considering the sub-advisory fee rates charged by and costs and profitability of WMC, Paradigm, Smith Group and Vontobel with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays WMC, Paradigm, Smith Group or Vontobel, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying WMC, Paradigm, Smith Group or Vontobel a fee directly. WMC, Paradigm,

195

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

Smith Group and Vontobel provided, and the Board reviewed, information comparing the fees charged by WMC, Paradigm, Smith Group and Vontobel for services to the respective Sub-Advised Funds versus the fee rates of WMC, Paradigm, Smith Group and Vontobel for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by WMC, Paradigm, Smith Group and Vontobel, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees WMC, Paradigm, Smith Group and Vontobel charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the Funds have average account sizes that are relatively small compared with the industry average for equity funds; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; (iii) the custodial fees for shareholders who invest in the Funds through retirement accounts are paid by the Funds and are reflected in the Funds’ total expense ratio, and a significant majority of the shares of the Funds are held in retirement accounts; and (iv) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in certain cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Lipper expense data is based upon historical information taken from each fund’s most recent annual report and, as a result of the dramatic decline in mutual fund assets on an industry-wide basis during the fourth quarter of 2008, is based on asset levels that may be higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper’s methodology and that current expense ratios may increase as assets decline, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative

196

services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2008, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO as a Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund includes breakpoints to account for management economies of scale. The Board noted that the Growth & Income Fund, Blue Chip Fund, Opportunity Fund and Special Situations Fund have each reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in their respective fee schedules. With regard to the Total Return Fund, Value Fund, Select Growth Fund, Global Fund and International Fund, the Board recognized that, although these Funds are not currently at an asset level at which they can take advantage of the breakpoints contained in their fee schedule, each schedule is structured so that when the assets of these Funds increase, economies of scale may be shared for the benefit of shareholders.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, WMC, Paradigm, Smith Group and Vontobel as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO, WMC, Paradigm, Smith Group and Vontobel receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered that Paradigm executes brokerage transactions for the Special Situations Fund through the use of an affiliated broker-dealer and that this also provides a source of fall-out benefits to Paradigm. The Board considered the profits earned or losses incurred by ADM and the income received by FIC and FIMCO’s affiliated bank as a result of FIMCO’s management of the First Investors funds.

* * *

197

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

In summary, after evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by FIMCO, WMC, Paradigm, Smith Group and Vontobel, the Board concluded that the level of fees paid to FIMCO with respect to each Fund, and WMC, Paradigm, Smith Group and Vontobel with respect to each applicable Sub-Advised Fund, is reasonable. As a result, the Board, including a majority of the independent Trustees, approved the Advisory Agreement and each Sub-Advisory Agreement.

198

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers*

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held

DISINTERESTED TRUSTEES

Charles R. Barton, III 1965	Trustee since	Chief Operating	39	None
c/o First Investors	1/1/06	Officer (since
Management Company, Inc.		2007) and Direc-
110 Wall Street		tor and Trustee of
New York, NY 10005		the Barton Group,
LLC; President
of Noe Pierson
Corporation

Stefan L. Geiringer 1934	Trustee since	Co-Founder	39	None
c/o First Investors	1/1/06	and Senior Vice
Management Company, Inc.		President of Real
110 Wall Street		Time Energy So-
New York, NY 10005		lutions, Inc. since
2005; Founder/
Owner of SLG,
Inc. since 2005;
Senior Vice
President of
Pepco Energy
Services (North-
east Division)
from 2003-2006;
Founder/Owner
and President of
North Atlantic
Utilities, Inc.
from 1987-2003

Robert M. Grohol 1932	Trustee since	None/Retired	39	None
c/o First Investors	8/18/05;
Management Company, Inc.	Director/Trustee
110 Wall Street	of predecessor
New York, NY 10005	funds since
6/30/00

199

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers* (continued)

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Arthur M. Scutro, Jr. 1941	Trustee since	None/Retired	39	None
c/o First Investors	1/1/06
Management Company, Inc.
110 Wall Street
New York, NY 10005

Robert F. Wentworth 1929	Trustee since	None/Retired	39	None
c/o First Investors	8/18/05;
Management Company, Inc.	Director/Trustee
110 Wall Street	of predecessor
New York, NY 10005	funds since
10/15/92

200

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held

INTERESTED TRUSTEES**

Kathryn S. Head 1955	Trustee and	Chairman, Of-	39	None
c/o First Investors	President since	ficer and Director
Management Company, Inc.	8/18/05; Direc-	of First Investors
Raritan Plaza I	tor/Trustee of	Corporation;
Edison, NJ 08837	predecessor funds	First Investors
	since 3/17/94;	Consolidated
	President of	Corporation;
	predecessor funds	First Investors
	since 2001	Management
Company, Inc.;
Administrative
Data Manage-
ment Corp.; First
Investors Federal
Savings Bank;
First Investors
Name Saver,
Inc.; and
other affiliated
companies***

*Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

**Ms. Head is an interested trustee because (a) she indirectly owns more than 5% of the voting stock of the adviser and principal underwriter of the Funds, (b) she is an officer, director and employee of the adviser and principal underwriter of the Funds, and (c) she is an officer of the Funds.

*** Other affiliated companies consist of: First Investors Realty Company, Inc., First Investors Life Insurance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Credit Corporation and First Investors Resources, Inc.

201

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers* (continued)

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held

OFFICER (S) WHO ARE NOT TRUSTEES

Joseph I. Benedek 1957	Treasurer	Treasurer of	39	None
c/o First Investors	since 8/18/05;	First Investors
Management Company, Inc.	Treasurer of	Management
Raritan Plaza I	predecessor funds	Company, Inc.
Edison, NJ 08837	since 1988

Larry R. Lavoie 1947	Chief	General Counsel	39	None
c/o First Investors	Compliance	of First Investors
Management Company, Inc.	Officer since	Corporation and
110 Wall Street	8/18/05;	its affiliates;
New York, NY 10005	Chief	Director of
	Compliance	First Investors
	Officer of	Corporation
	predecessor funds	and various
	since 2004	affiliates

202

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

Shareholder Information

Investment Adviser	Underwriter
First Investors Management	First Investors Corporation
Company, Inc.	110 Wall Street
110 Wall Street	New York, NY 10005
New York, NY 10005

Subadviser	Custodian
(Fund For Income)	The Bank of New York Mellon
Muzinich & Co., Inc.	One Wall Street
450 Park Avenue	New York, NY 10286
New York, NY 10022

Subadviser	Custodian
(Global Fund)	(Global and International Funds)
Wellington Management Company, LLP	Brown Brothers Harriman & Co.
75 State Street	40 Water Street
Boston, MA 02109	Boston, MA 02109

Subadviser	Transfer Agent
(Select Growth Fund)	Administrative Data Management Corp.
Smith Asset Management Group, L.P.	Raritan Plaza I – 8th Floor
100 Crescent Court	Edison, NJ 08837-3620
Dallas, TX 75201

Subadviser	Independent Registered Public
(Special Situations Fund)	Accounting Firm
Paradigm Capital Management, Inc.	Tait, Weller & Baker LLP
Nine Elk Street	1818 Market Street
Albany, NY 12207	Philadelphia, PA 19103

Subadviser	Legal Counsel
(International Fund)	K&L Gates LLP
Vontobel Asset Management, Inc.	1601 K Street, N.W.
1540 Broadway	Washington, DC 20006
New York, NY 10036

203

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request, by calling 1-800-423-4026, or can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is also available, without charge, upon request, by calling 1-800-423-4026.

204

NOTES

205

NOTES

206

NOTES

207

NOTES

208

First Investors
110 Wall Street
New York, NY 10005

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IEAR909

Item 2. Code of Ethics

As of September 30, 2009, the Registrant has adopted a code of ethics that applies to the Registrant's President/Principal Executive Officer and Treasurer/Principal Financial Officer.

For the year ended September 30, 2009, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board has determined that it has at least two "audit committee financial experts" serving on its audit committee. Robert F. Wentworth and Arthur M. Scutro, Jr. are the "audit committee financial experts" and are considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	September 30,
	-----------------
	2009	2008
	--------	--------
(a) Audit Fees
First Investors Income Funds	$104,100	$99,600

(b) Audit-Related Fees
First Investors Income Funds	$0	$0

(c) Tax Fees
First Investors Income Funds	$15,750	$14,900

Nature of fees: tax returns preparation and tax compliance

(d) All Other Fees
First Investors Income Funds	$0	$0

(e)(1) Audit committee's pre-approval policies

The Audit Committee has adopted a charter under which it has the duties, among other things:

(a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the Funds and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors' specific representations as to their independence;

(b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor;

(c) to pre-approve all non-audit services to be provided by the Funds' independent auditor to the Funds' investment adviser or to any entity that controls, is controlled by or is under common control with the Funds investment adviser ("adviser affiliate") and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds;

(d) to establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member and members of the Audit Committee, subject to subsequent Committee review and oversight;

(e) to consider whether the non-audit services provided by the Funds' independent auditors to the Funds' investment adviser or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditors' independence;

(f) to meet with the Funds’ independent auditors, including meetings without management representatives, as necessary (i) to review the arrangements for, and scope of, the annual audit, any special audits and any other services to be provided to the Fund’s by the auditors; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (iii) to review the form of opinion the auditors propose to render to the Board and sharedholders;

(g) to receive and consider (i) information and comments from the auditors with respect to the Funds’ accounting and financial reporting policies, procedures and internal control over financial reporting (including the Funds’ critical accounting policies and practices) and to consider management’s responses to any such comments; (ii) reports from the auditors regarding any material written communications between the auditors and management; and (iii) reports from the auditors regarding all non-audit services provided to any entity in the Funds’ investment complex that were not pre-approved by the Audit Committee or pursuant to pre-approved policies and procedures established by the Audit Committee and associated fees;

(h) to consider the effect upon the Funds of any changes in accounting principals or practices proposed by management or the auditors;

(i) to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service;

(j) to receive reports from Fund management in connection with the required certifications on Form N-CSR under the 1940 Act of any significant deficiencies in the design or operation of the Funds’ internal control over financial reporting or material weakness therein and any reported evidence of fraud, whether or not material, involving management or other employees of the Funds who have a significant role in the Funds’ internal control over financial reporting;

(k) to investigate improprieties or suspected improprieties in the Funds’ accounting or financial reporting brought to the attention of the Audit Committee;

(l) to receive and consider reports from attorneys, in accordance with the “Up-the-Ladder” Reporting Policies for attorneys who appear or practice before the Securities and Exchange Commission in the representation of the Funds and in accordance with applicable federal law, and auditors relating to possible material violations of federal or state law or fiduciary duty;

(m) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

(n) to meet with the Treasurer of the Funds and, as necessary, with internal auditors, if any, for the management company;

(o) to meet in executive session with the Chief Compliance Officer of the Funds at least annually; and,

(p) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended September 30, 2009 and 2008 were $82,100 and $83,750, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

Schedule is included as part of the report to
shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies & Procedures for
Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Income Funds
(Registrant)

By	/S/ KATHRYN S. HEAD
Kathryn S. Head
President and Principal Executive Officer

Date: December 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

First Investors Income Funds
(Registrant)

By	/S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	December 9, 2009